MORGAN STANLEY GROWTH FUND

1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 1, 2006

To the Shareholders of Morgan Stanley Growth Fund

Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Growth Fund (‘‘Growth’’) to be held in the Auditorium, 3rd Floor, 1221 Avenue of the Americas, New York, NY 10020, at 11:30 a.m., New York time, on August 1, 2006, and any adjournments thereof (the ‘‘Meeting’’), for the following purposes:

1.	To consider and vote upon an Agreement and Plan of Reorganization, dated April 25, 2006 (the ‘‘Reorganization Agreement’’), between Growth and Morgan Stanley American Opportunities Fund (‘‘American Opportunities’’), pursuant to which substantially all of the assets of Growth would be combined with those of American Opportunities and shareholders of Growth would become shareholders of American Opportunities receiving shares of American Opportunities with a value equal to the value of their holdings in Growth (the ‘‘Reorganization’’); and

2.	To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on May 30, 2006 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. The Board of Trustees of Growth recommends you vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,
MARY E. MULLIN, Secretary

June 16, 2006

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions on their proxy cards or on the enclosed Voting Information Card.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND

1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

Acquisition of the Assets of
Morgan Stanley Growth Fund

By and in Exchange for Shares of
Morgan Stanley American Opportunities Fund

This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Growth Fund (‘‘Growth’’) in connection with an Agreement and Plan of Reorganization, dated April 25, 2006 (the ‘‘Reorganization Agreement’’), pursuant to which substantially all the assets of Growth will be combined with those of Morgan Stanley American Opportunities Fund (‘‘American Opportunities’’) in exchange for shares of American Opportunities (the ‘‘Reorganization’’). As a result of this transaction, shareholders of Growth will become shareholders of American Opportunities and will receive shares of American Opportunities with a value equal to the value of their holdings in Growth. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Growth and American Opportunities attached hereto as Exhibit A. The address of Growth is that of American Opportunities set forth above. This Proxy Statement also constitutes a Prospectus of American Opportunities, which is dated June 16, 2006, filed by American Opportunities with the Securities and Exchange Commission (the ‘‘Commission’’) as part of its Registration Statement on Form N-14 (the ‘‘Registration Statement’’).

American Opportunities is an open-end management investment company whose investment objective is to seek long-term capital growth consistent with an effort to reduce volatility. American Opportunities normally invests at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). At least 80% of the Fund’s assets are invested in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities.

The Board of Trustees of American Opportunities recently approved changing the Fund’s name to Morgan Stanley Focus Growth Fund. In connection with this change, the Board of Trustees approved the elimination of the Fund’s 80% investment policy set forth above (collectively, the ‘‘Focus Growth Changes’’). These changes will be effective 60 days after notice has been given to shareholders and are not contingent upon completion of the Reorganization. In addition, the Board of Trustees recently approved a change in a fundamental policy of American Opportunities to permit it to concentrate to a greater extent in the securities of a single issuer. Specifically, American Opportunities may not at present invest more than 5% of its assets in the securities of any one issuer. The change approved by the Board is to limit this restriction to 75% of the Fund’s assets. This change is subject to approval by the shareholders of American Opportunities and the Reorganization will be contingent upon such shareholder approval. It is currently contemplated that a shareholder vote with respect to this change will be held on or about August 1, 2006. For purposes of this proxy statement, the name and investment policies of American Opportunities do not reflect the Focus Growth Changes unless otherwise stated.

This Proxy Statement and Prospectus sets forth concisely information about American Opportunities that shareholders of Growth should know before voting on the Reorganization Agreement. A copy of the Prospectus for American Opportunities dated April 28, 2006, as may be supplemented from time to time, is attached as Exhibit B and is incorporated herein by reference. Also enclosed and incorporated herein by reference is American Opportunities' Annual Report for the fiscal year ended December 31, 2005. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated June 16, 2006, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Growth's Prospectus, dated July 29, 2005, as supplemented, and its Annual Report for its fiscal year ended March 31, 2006. Such documents, as well as additional information about American Opportunities, have been filed with the Commission and are available upon request without charge by calling (800) 869-NEWS (toll-free) or by visiting the Commission's website at www.sec.gov.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

These Securities have not been approved or disapproved by the Securities and Exchange Commission or any State Securities Commission, nor has the Securities and Exchange Commission or any State Securities Commission passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus is dated June 16, 2006.

PROXY STATEMENT AND PROSPECTUS

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MORGAN STANLEY GROWTH FUND
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

PROXY STATEMENT AND PROSPECTUS

Special Meeting of Shareholders
to be Held August 1, 2006

INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Growth Fund (‘‘Growth’’), an open-end, diversified management investment company, in connection with the solicitation by the Board of Trustees of Growth (the ‘‘Board’’) of proxies to be used at the Special Meeting of Shareholders of Growth to be held in Auditorium, 3rd Floor, 1221 Avenue of the Americas, New York, NY 10020, at 11:30 a.m., New York time, on August 1, 2006, and any adjournments thereof (the ‘‘Meeting’’). It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about June 19, 2006.

At the Meeting, Growth shareholders (‘‘Shareholders’’) will consider and vote upon an Agreement and Plan of Reorganization, dated April 25, 2006 (the ‘‘Reorganization Agreement’’), between Growth and Morgan Stanley American Opportunities Fund (‘‘American Opportunities’’), pursuant to which substantially all of the assets of Growth will be combined with those of American Opportunities in exchange for shares of American Opportunities. As a result of this transaction, Shareholders will become shareholders of American Opportunities and will receive shares of American Opportunities equal to the value of their holdings in Growth on the date of such transaction (the ‘‘Reorganization’’). Pursuant to the Reorganization, each Shareholder will receive the class of shares of American Opportunities that corresponds to the class of shares of Growth currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Growth will receive Class A, Class B, Class C and Class D shares of American Opportunities, respectively. The shares to be issued by American Opportunities pursuant to the Reorganization (the ‘‘American Opportunities Shares’’) will be issued at net asset value without an initial sales charge. Further information relating to American Opportunities is set forth herein and in American Opportunities' current Prospectus, dated April 28, 2006 (‘‘American Opportunities' Prospectus’’), attached to this Proxy Statement and Prospectus as Exhibit B and is incorporated herein by reference.

The information concerning Growth and American Opportunities contained herein has been supplied by Growth and American Opportunities, respectively. Each of Growth and American Opportunities is referred to herein as a ‘‘Fund’’ and together as the ‘‘Funds.’’

Record Date; Share Information

The Board has fixed the close of business on May 30, 2006 as the record date (the ‘‘Record Date’’) for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 44,530,803 shares of Growth issued and outstanding. Shareholders on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. Shareholders of each class will vote together as a single class in connection with the Reorganization Agreement. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

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The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of each of the Funds as of May 11, 2006:

Name and Address of Growth Shareholders	Number of Shares	Percentage of Outstanding Shares
Class A
State Street Bank and Trust Co FBO ADP/Morgan Stanley Alliance 105 Rosemont Avenue Westwood MA 02090-2318	2,257,408.520	9.24%

BND Trustee for CollegeSAVE CollegeSAVE Age-Based Folio 1 Attn: Kerry McLaughlin 825 3rd Avenue 9th Floor New York NY 10022-7519	1,350,449.632	5.53

Class B
None

Class C
None
Class D

None

Name and Address of American Opportunities Shareholders	Number of Shares	Percentage of Outstanding Shares
Class A
State Street Bank and Trust Co FBO ADP/Morgan Stanley Alliance 105 Rosemont Avenue Westwood MA 02090-2318	4,716,232.028	10.70%
Class B
None
Class C
None
Class D
MAC & Co A/C MSWF4000182 Mutual Funds Operations Morgan Stanley DPSP/Start Plan PO Box 3198 Pittsburgh PA 15230-3198	1,954,125.931	10.47

As of the Record Date, the trustees and officers of Growth and American Opportunities, each as a group, owned less than 1% of the outstanding shares of Growth and American Opportunities, respectively.

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Proxies

The enclosed form of Proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The Proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker ‘‘non-votes’’ will not count as votes in favor of the Reorganization Agreement, and broker ‘‘non-votes’’ will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker ‘‘non-votes’’ are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a Proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The Proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Growth, 1221 Avenue of the Americas, New York, NY 10020; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new Proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a Proxy.

In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Growth present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement. Abstentions and, if applicable, broker ‘‘non-votes’’ will not be counted for purposes of approving an adjournment.

Expenses of Solicitation

All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Growth, which expenses are expected to approximate $495,000. Growth and American Opportunities will bear all of their respective other expenses associated with the Reorganization.

The solicitation of Proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of Growth or officers and regular employees of Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’), Morgan Stanley Trust (the ‘‘Transfer Agent’’), Morgan Stanley Services Company Inc. and/or Morgan Stanley DW Inc. (‘‘Morgan Stanley DW’’), without special compensation therefor. As described below, Growth will employ Computershare Fund Services (‘‘Computershare’’) to make telephone calls to Shareholders to remind them to vote. In addition, Growth may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received.

Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions.

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In certain instances, the Transfer Agent or Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. Growth has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, Shareholders will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or the Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to these services, Computershare will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Shareholders' telephone numbers, and providing additional materials upon Shareholder request, at an estimated cost of $95,445.

Vote Required

Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Growth represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Growth will continue in existence and the Board will consider alternative actions.

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, American Opportunities’ Prospectus, which is attached to this Proxy Statement as Exhibit B and is incorporated herein by reference.

The Reorganization

The Reorganization Agreement provides for the transfer of substantially all the assets of Growth, subject to stated liabilities, to American Opportunities in exchange for the American Opportunities Shares. The aggregate net asset value of the American Opportunities Shares issued in the exchange will equal the aggregate value of the net assets of Growth received by American Opportunities. On or after the closing date scheduled for the Reorganization (the ‘‘Closing Date’’), Growth will distribute the American Opportunities Shares received by Growth to Shareholders as of the Valuation Date (as defined below) in complete liquidation of Growth, and Growth will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). As a result of the Reorganization, each Shareholder will receive that number of full and fractional American Opportunities

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Shares equal in value to such Shareholder's pro rata interest in the net assets of Growth transferred to American Opportunities. Pursuant to the Reorganization, each Shareholder will receive the class of shares of American Opportunities that corresponds to the class of shares of Growth currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Growth will become a holder of Class A, Class B, Class C and Class D shares of American Opportunities, respectively. Shareholders holding their shares of Growth in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their American Opportunities Shares; however, such Shareholders will not be able to redeem, transfer or exchange the American Opportunities Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization. The ‘‘Valuation Date’’ is the third business day following the receipt of the requisite approval by the Shareholders of the Reorganization Agreement or at such other time as Growth and American Opportunities may agree, on which date the number of American Opportunities shares to be delivered to Growth will be determined.

At least one but not more than 20 business days prior to the Valuation Date, Growth will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders substantially all of Growth's investment company taxable income for all periods since the inception of Growth through and including the Valuation Date (computed without regard to any dividends paid deduction), and substantially all of Growth's net capital gain, if any, realized in such periods (after reduction for any capital loss carryovers).

For the reasons set forth below under ‘‘The Reorganization — The Board's Considerations,’’ the Board, including the trustees who are not ‘‘interested persons’’ of Growth (‘‘Independent Trustees’’), as that term is defined in the 1940 Act, has concluded that the Reorganization is in the best interests of Growth and the Shareholders and recommends approval of the Reorganization Agreement.

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Past Performance

Growth.    The bar chart and table below provide some indication of the risks of investing in Growth. Growth’s past performance (before and after taxes) does not indicate how Growth will perform in the future. This chart shows how the performance of Growth’s Class B shares has varied from year to year over the past 10 calendar years.

Annual Total Returns — Calendar Years

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2006 was 0.22%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 25.09% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was –18.47% (quarter ended March 31, 2001).

This table compares Growth's average annual total returns with those of indices that represent broad measures of market performance, as well as an index that represents a group of similar mutual funds, over time. Growth's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

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Average Annual Total Returns (as of December 31, 2005)

	Past 1 Year	Past 5 Years	Past 10 Years	Life of Fund*
Class A1—Return Before Taxes	9.46	−1.88	—	3.94
Russell 1000® Growth Index[2]	5.26	−3.58	—	2.36
Lipper Large-Cap Growth Funds Index[3]	7.58	−4.29	—	2.29
Class B1—Return Before Taxes	9.66	–1.98	7.17	—
Return After Taxes on Distributions[4]	9.66	−2.00	5.37	—
Return After Taxes on Distributions and Sale of Fund Shares	6.28	−1.68	5.50	—
Russell 1000® Growth Index[2]	5.26	−3.58	6.73	—
Lipper Large-Cap Growth Funds Index[3]	7.58	−4.29	6.21	—
Class C1—Return Before Taxes	13.69	−1.54	—	3.84
Russell 1000® Growth Index[2]	5.26	−3.58	—	2.36
Lipper Large-Cap Growth Funds Index[3]	7.58	−4.29	—	2.29
Class D1—Return Before Taxes	13.76	−0.60	—	4.85
Russell 1000® Growth Index[2]	5.26	−3.58	—	2.36
Lipper Large-Cap Growth Funds Index[3]	7.58	−4.29	—	2.29

*	Only shown for share classes with less than a ten-year history.

(1)	Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on May 29, 1992.

(2)	The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)	The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

Included in the table above are the after-tax returns for Growth Class B shares. The after-tax returns for Growth's other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Growth shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Growth shares been sold at the end of the relevant periods, as applicable.

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American Opportunities.    The bar chart and table below provide some indication of the risks of investing in American Opportunities. American Opportunities’ past performance (before and after taxes) does not indicate how American Opportunities will perform in the future. This chart shows how the performance of American Opportunities’ Class B shares has varied from year to year over the past 10 calendar years.

Annual Total Returns — Calendar Years

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2006 was −0.42%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 34.93% (quarter ended December 31, 1999), and the lowest return for a calendar quarter was −20.28% (quarter ended March 31, 2001).

This table compares American Opportunities' average annual total returns with those of an index that represents a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. American Opportunities' returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

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Average Annual Total Returns (as of December 31, 2005)

	Past 1 Year	Past 5 Years	Past 10 Years	Life of Fund*
Class A1—Return Before Taxes	8.21%	−4.48%	—	4.93%
Russell 1000® Growth Index[2]	5.26%	−3.58%	—	2.36%
Lipper Large-Cap Growth Funds Index[3]	7.58%	−4.29%	—	2.29%
Class B1—Return Before Taxes	8.31%	–4.59%	7.30%	—
Return After Taxes on Distributions[4]	8.31%	−4.66%	4.76%	—
Return After Taxes on Distributions and Sale of Fund Shares	5.40%	−3.86%	4.93%	—
Russell 1000® Growth Index[2]	5.26%	−3.58%	6.73%	—
Lipper Large-Cap Growth Funds Index[3]	7.58%	−4.29%	6.21%	—
Class C1—Return Before Taxes	12.35%	−4.18%	—	4.80%
Russell 1000® Growth Index[2]	5.26%	−3.58%	—	2.36%
Lipper Large-Cap Growth Funds Index[3]	7.58%	−4.29%	—	2.29%
Class D1—Return Before Taxes	14.45%	−3.24%	—	5.84%
Russell 1000® Growth Index[2]	5.26%	−3.58%	—	2.36%
Lipper Large-Cap Growth Funds Index[3]	7.58%	−4.29%	—	2.29%

*	Only shown for share classes with less than a ten year history.

(1)	Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on March 27, 1980.

(2)	The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)	The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

Included in the table above are the after-tax returns for American Opportunites' Class B shares. The after-tax returns for American Opportunities' other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their American Opportunities shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had American Opportunities shares been sold at the end of the relevant periods, as applicable.

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Fee Table

The following table briefly describes the fees and expenses that a shareholder of Growth and American Opportunities may pay if they buy and hold shares of each respective Fund. These expenses are deducted from each respective Fund's assets and are based on expenses paid by Growth for its fiscal year ended March 31, 2006, and by American Opportunities for its fiscal year ended December 31, 2005. Growth and American Opportunities each pays expenses for management of its assets, distribution of its shares and other services, and those expenses are reflected in the net asset value per share of each Fund. The table also sets forth pro forma fees for the surviving combined fund (American Opportunities) (the ‘‘Combined Fund’’) reflecting what the fee schedule would have been on March 31, 2006, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees (fees paid directly from a shareholder's investment)	Growth(7)	American Opportunities	Pro Forma Combined Fund(8)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Class A	5.25%(1)	5.25%(1)	5.25%(1)
Class B	none	none	none
Class C	none	none	none
Class D	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage based on the lesser of the offering price or net asset value at redemption)
Class A	none(2)	none(2)	none(2)
Class B	5.00%(3)	5.00%(3)	5.00%(3)
Class C	1.00%(4)	1.00%(4)	1.00%(4)
Class D	none	none	none
Redemption Fees(5)
Class A	2.00%	2.00%	2.00%
Class B	2.00%	2.00%	2.00%
Class C	2.00%	2.00%	2.00%
Class D	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Advisory Fees
Class A	0.48%	0.42%	0.42%
Class B	0.48%	0.42%	0.42%
Class C	0.48%	0.42%	0.42%
Class D	0.48%	0.42%	0.42%
Distribution and Service (12b-1) Fees(6)
Class A	0.25%	0.25%	0.24%
Class B	1.00%	1.00%	1.00%
Class C	0.97%	0.97%	0.99%
Class D	none	none	none

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Annual Fund Operating Expenses (expenses that are deducted from fund assets)	Growth(7)	American Opportunities	Pro Forma Combined Fund(8)
Other Expenses
Class A	0.32%	0.34%	0.33%
Class B	0.32%	0.34%	0.33%
Class C	0.32%	0.34%	0.33%
Class D	0.32%	0.34%	0.33%
Total Annual Fund Operating Expenses
Class A	1.05%	1.01%	0.99%
Class B	1.80%	1.76%	1.75%
Class C	1.77%	1.73%	1.74%
Class D	0.80%	0.76%	0.75%

Example

To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The example assumes that an investor invests $10,000 in either Growth, American Opportunities or the Combined Fund, that the investment has a 5% return each year and that the operating expenses for each Fund remain the same (except for the ten-year amounts which reflect the conversion of Class B Shares to Class A Shares after the calendar month in which shares were purchased). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

If a Shareholder SOLD His Shares:

	1 year	3 years	5 years	10 years
Growth
Class A	$628	$847	$1,084	$1,762
Class B	$685	$873	$1,185	$1,936	(9)
Class C	$282	$563	$970	$2,105
Class D	$84	$262	$455	$1,014
American Opportunities
Class A	$623	$830	$1,054	$1,696
Class B	$679	$854	$1,154	$1,875	(9)
Class C	$276	$545	$939	$2,041
Class D	$78	$243	$422	$942
Pro Forma Combined Fund
Class A	$621	$824	$1,043	$1,674
Class B	$678	$851	$1,149	$1,858	(9)
Class C	$277	$548	$944	$2,052
Class D	$77	$240	$417	$930

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If a Shareholder HELD His Shares:

	1 year	3 years	5 years	10 years
Growth
Class A	$628	$847	$1,084	$1,762
Class B	$185	$573	$985	$1,936	(9)
Class C	$182	$563	$970	$2,105
Class D	$84	$262	$455	$1,014
American Opportunities
Class A	$623	$830	$1,054	$1,696
Class B	$179	$554	$954	$1,875	(9)
Class C	$176	$545	$939	$2,041
Class D	$78	$243	$422	$942
Pro Forma Combined Fund
Class A	$621	$824	$1,043	$1,674
Class B	$178	$551	$949	$1,858	(9)
Class C	$177	$548	$944	$2,052
Class D	$77	$240	$417	$930

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

(1)	Reduced for purchases of $25,000 and over. See ‘‘Share Class Arrangements — Class A Shares’’ in each Fund's Prospectus.

(2)	Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge (‘‘CDSC’’) of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances. See ‘‘Purchases, Exchanges and Redemptions’’ below and ‘‘Share Class Arrangements — Class A Shares’’ in each Fund's Prospectus.

(3)	The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See ‘‘Purchases, Exchanges and Redemptions’’ below and ‘‘Share Class Arrangements — Class B Shares’’ in each Fund's Prospectus.

(4)	Only applicable if you sell your shares within one year after purchase. See ‘‘Purchases, Exchanges and Redemptions’’ below and ‘‘Share Class Arrangements — Class C Shares’’ in each Fund's Prospectus.

(5)	Payable to the Fund on shares redeemed within seven days of purchase. The redemption fee is based on the redemption proceeds. See ‘‘Shareholder Information — How to Sell Shares’’ in each Fund's Prospectus for more information on redemption fees.

(6)	Each Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively.

(7)	Effective November 18, 2005, the Investment Adviser has voluntarily agreed to cap the Fund's operating expenses (except for brokerage and 12b-1 fees) for one year by assuming the Fund's other expenses’’ and/or waiving the Fund's advisory fees, and Morgan Stanley Services Company Inc., the Fund's Administrator has agreed to waive the Fund's administrative fees, to the extent such operating expenses on an annualized basis exceed 0.80% of the average daily net assets of the Fund. This waiver

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may be terminated at any time without notice. The fees and expenses disclosed above reflect the assumption of such expenses and waiver of compensation by the Investment Adviser and administrator to the extent that such expenses and compensation on an annualized basis exceed 0.80% of the daily net assets of the Fund. For the fiscal year ended March 31, 2006, the Fund's total operating expenses (prior to any expense reimbursement and/or fee waiver) for Class A, Class B, Class C and Class D were 1.07%, 1.82%, 1.79% and 0.82%, respectively.

(8)	Pro forma expenses are calculated based on the assets of American Opportunities and Growth as of March 31, 2006.

(9)	Based on a conversion to Class A shares eight years after the end of the calendar month in which the shares were purchased.

The purpose of the foregoing fee tables is to assist the shareholder in understanding the various costs and expenses that a shareholder in each Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see ‘‘Comparison of Growth and American Opportunities — Investment Advisory and Distribution Plan Fees; Other Significant Fees; and Purchases, Exchanges and Redemptions’’ below.

Tax Consequences of the Reorganization

As a condition to the Reorganization, Growth has requested an opinion of Clifford Chance US LLP to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Growth, American Opportunities or Growth's shareholders for federal income tax purposes as a result of the transactions included in the Reorganization. Receipt of such opinion is a condition to the Reorganization. For further information about the tax consequences of the Reorganization, see ‘‘The Reorganization — Tax Aspects of the Reorganization’’ below.

Comparison of Growth and American Opportunities

Investment Objectives and Policies.    The investment objective of Growth is to seek long-term growth of capital. The investment objective of American Opportunities is to seek long-term capital growth consistent with an effort to reduce volatility. The principal differences between the Funds' investment policies are more fully described under ‘‘Comparison of Investment Objectives, Policies and Restrictions’’ below. The investment policies of both Growth and American Opportunities are fundamental and may not be changed without shareholder approval.

Growth seeks to achieve its investment objective by normally investing at least 65% of its assets in equity securities primarily of companies having market values or capitalizations of at least $1 billion that the Investment Adviser believes exhibit strong earnings and free cash flow growth. Growth may invest up to 25% of its in foreign securities (including depositary receipts), which may include emerging market securities classified as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs) or foreign U.S. dollar-denominated securities that are traded on a U.S. exchange, or local shares of emerging market countries. This percentage limitation does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. For purposes of Growth, companies traded on a U.S. exchange include companies listed on Nasdaq. Growth may also invest in forward foreign currency exchange contracts.

American Opportunities seeks to achieve its investment objective by investing at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). The remaining 35% of

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American Opportunities’ assets may be invested in convertible securities, preferred securities, fixed-income securities and options on futures. At least 80% of American Opportunities’ assets are invested in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities. American Opportunities may invest up to 20% of its assets in foreign securities, including emerging market securities and securities classified as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs) or foreign U.S. dollar-denominated securities that are traded on a U.S. exchange, or local shares of non-U.S. countries. American Opportunities may also utilize forward foreign currency exchange contracts. Upon the effectiveness of the Focus Growth Changes, American Opportunities will no longer be required to invest at least 80% of its assets in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities.

Investment Advisory and Distribution Plan Fees.    Growth and American Opportunities obtain advisory services from the Investment Adviser. Each class of both Funds' shares is subject to the same advisory fee rates applicable to the respective Fund.

For the fiscal years ended March 31, 2006 and December 31, 2005, Growth and American Opportunities, respectively, paid the Investment Adviser monthly compensation calculated daily by applying the following annual rates to the Fund's average daily net assets:

Growth	0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.35% of the portion of the daily net assets exceeding $3 billion.

American Opportunities	0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.345% to the portion of the daily net assets in excess of $4.5 billion.

Both Growth and American Opportunities have adopted a distribution plan (together, the ‘‘Plan’’) pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, the Plan provides that the Funds will reimburse Morgan Stanley Distributors Inc. (the ‘‘Distributor’’) and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C shares of the Fund. Reimbursement for these expenses is made in monthly payments by each Fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.00% of the average daily net assets of Class A and Class C shares, respectively. In the case of Growth's Class B shares, Growth's Plan provides that the Fund will reimburse the Distributor and others for their actual distribution expenses incurred on behalf of Class B Shares and for unreimbursed distribution expenses a fee, the amount of which each monthly payment may in no event exceed an amount equal to payment at the annual rate of 1.00% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of Growth (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Class B shares redeemed

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since Growth's inception upon which a CDSC has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares. In the case of American Opportunities’ Class B Shares, the Plan provides that the Fund will reimburse the Distributor and others for their actual distribution expenses on behalf of Class B Shares and for unreimbursed distribution expenses a fee, the amount of which each monthly payment may in no event exceed an amount equal to payment at the annual rate to 1.00% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the implementation of the 12b-1 Plan on April 30, 1984 (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Plan's inception upon which a CDSC has been imposed or upon which charge has been waived, or (b) the average daily net assets of Class B shares attributable to shares issued, net of shares redeemed, since the inception of the Plan. The 12b-1 fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each Fund's Class B shares. There are no 12b-1 fees applicable to each Fund's Class D shares. For further information relating to the 12b-1 fees applicable to each class of American Opportunities’ shares, see the section entitled ‘‘Share Class Arrangements’’ in American Opportunities' Prospectus attached hereto. The Distributor also receives the proceeds of any CDSC paid by the Funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Growth and American Opportunities are set forth below under ‘‘Purchases, Exchanges and Redemptions.’’

Other Significant Fees.    Both Growth and American Opportunities pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See ‘‘Synopsis — Fee Table’’ above for the percentage of average net assets represented by such ‘‘Other Expenses.’’

Purchases, Exchanges and Redemptions.    Class A shares of each Fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are generally subject to a CDSC of 1.00% on redemptions made within 18 months after the last day of the month of purchase (except for certain specific circumstances fully described in each Fund's Prospectus).

Class B shares of each Fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below:

Year Since Purchase Payment Made	Class B Shares of Growth and American Opportunities
First	5.0%
Second	4.0%
Third	3.0%
Fourth	2.0%
Fifth	2.0%
Sixth	1.0%
Seventh and thereafter	None

Class C shares of each Fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on redemptions made within one year after the last day of the month of purchase. The CDSC may be waived for certain redemptions (which are fully described under the section ‘‘Share Class Arrangements’’ in each Fund's Prospectus).

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Class D shares of each Fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

The CDSC is paid to the Distributor. Shares of Growth and American Opportunities are distributed by the Distributor and offered by Morgan Stanley DW and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each class of shares of Growth and American Opportunities, see the section entitled ‘‘Share Class Arrangements’’ in each Fund's Prospectus.

Shares of each class of Growth and American Opportunities may be exchanged for shares of the same class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust (each, an ‘‘Exchange Fund’’), without the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of the American Opportunities Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the Combined Fund.

American Opportunities shares distributed to Shareholders as a result of the Reorganization will not be subject to an initial sales charge.

With respect to both Funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. For purposes of calculating the holding period in determining any applicable CDSC upon redemption of shares received as a result of the Reorganization, any period during which the Shareholder held shares of a fund that charged a CDSC (e.g., Growth) will be counted. During the period of time a American Opportunities or Growth shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Growth and American Opportunities provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to American Opportunities, see the section entitled ‘‘How to Exchange Shares’’ in American Opportunities' Prospectus.

Shares of each Fund redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to such Fund. The redemption fee is designed to protect each Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time shares are redeemed or exchanged, the shares held the longest will be redeemed or exchanged first. The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries.

Shareholders of Growth and American Opportunities may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Fund shares redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to the Fund. Both Growth and American Opportunities offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with

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such redemption or repurchase. Growth and American Opportunities may redeem involuntarily, at net asset value, most accounts valued at less than $100.

Dividends.    Each Fund declares dividends separately for each of its classes. Each Fund normally pays dividends from net investment income semi-annually. Each Fund usually distributes net capital gains, if any, in June and December. Each Fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each Fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the Fund at net asset value unless the shareholder elects to receive cash.

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PRINCIPAL RISK FACTORS

The share price and return of American Opportunities and Growth will fluctuate with changes in the market value of their respective portfolio securities. The market value of the Funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted. The principal risks associated with an investment in American Opportunities and Growth are summarized below.

Equity Securities.    Both Funds invest in common stocks and other equity securities including preferred stocks, debt or preferred stocks convertible into common stocks and depositary receipts. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock and other equity security prices can fluctuate widely in response to these factors. While American Opportunities invests primarily in large, established companies, the Fund may also invest in stocks of medium or small-sized companies. Investments in medium or small-sized companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

Foreign Securities.    Each Fund may invest in foreign securities (including depositary receipts) traded in the United States on a national securities exchange and local shares of emerging market countries. Investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Funds generally convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Funds to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Funds' trades effected in those markets and could result in losses to a Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In addition, the foreign securities in which each Fund may invest may be issued by companies in emerging market counties. Compared to the United States and other developed countries, emerging

18

market countries may have relatively unstable governments, economies based on only a few industries and trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Fixed-Income Securities.    American Opportunities may invest in fixed-income securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

Convertible Securities.    American Opportunities, and to a lesser extent Growth, may also invest in convertible securities which subject the Funds to the risks associated with both fixed-income securities and common stocks (discussed above). To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each Fund, see ‘‘Principal Risks’’ and ‘‘Additional Risk Information’’ in each Fund's Prospectus, both of which are incorporated herein by reference.

THE REORGANIZATION

The Proposal

The Board of Trustees of Growth, including the Independent Trustees, having reviewed the financial position of Growth and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Growth and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Growth.

The Board's Considerations

At a meeting held on April 25, 2006, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Growth and American Opportunities. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies and restrictions of Growth and American Opportunities; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Growth and American Opportunities in connection with the Reorganization.

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In recommending the Reorganization to Shareholders, the Board of Growth considered that the Reorganization would have the following benefits to Shareholders:

1.    Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the Combined Fund will be lower on a percentage basis than the expenses of each corresponding class of Growth. The Board noted that the annual advisory fee (as a percentage of assets) payable by the Combined Fund to the Investment Adviser will be lower than that payable by Growth and American Opportunities. The Board also considered that to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares.

2.    Shareholders would have continued participation in a fund with a similar investment objective and policies taking into account the Focus Growth Changes, larger asset base, a lower advisory fee and lower annual operating expenses per share.

3.    The Reorganization has been structured in a manner intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by Growth, American Opportunities or their shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

In light of the reduction in annual operating expenses and other potential benefits of the Reorganization, as well as the uncertainty regarding the extent to which any lost capital loss carryovers could have been utilized for the benefit of Growth Shareholders (as set forth in greater detail herein under ‘‘The Reorganization — Tax Aspects of the Reorganization’’), the Board concluded that the Reorganization was in the best interests of the Shareholders, notwithstanding the potential loss of capital loss carryovers.

The Board of Trustees of American Opportunities, including a majority of the Independent Trustees of American Opportunities, also has determined that the Reorganization is in the best interests of American Opportunities and its shareholders and that the interests of existing shareholders of American Opportunities will not be diluted as a result thereof. In addition, the Board of Trustees of American Opportunities, determined that its shareholders will benefit as a result of the Reorganization because the Combined Fund will have a lower expense ratio and may also benefit from potential better pricing on portfolio transactions (given the larger asset base) and from more effective distribution efforts following the elimination of a similar competing Morgan Stanley Fund. Further, the Reorganization taking into account the Focus Growth Changes would create a clearer, more understandable product offering which should support a more focused sales and marketing effort. The transaction will enable American Opportunities to acquire investment securities which are consistent with American Opportunities’ investment objective, without the brokerage costs attendant to the purchase of such securities in the market.

The Reorganization Agreement

The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

The Reorganization Agreement provides that (i) Growth will transfer all of its assets, including portfolio securities, cash, cash equivalents and receivables to American Opportunities on the Closing

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Date in exchange for the assumption by American Opportunities of stated liabilities of Growth, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Growth prepared by the Treasurer of Growth as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the American Opportunities Shares; (ii) the American Opportunities Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Growth would be dissolved and de-registered as an investment company under the 1940 Act; and (iv) the outstanding shares of Growth would be canceled.

The number of American Opportunities Shares to be delivered to Growth will be determined by dividing the aggregate net asset value of each class of shares of Growth acquired by American Opportunities by the net asset value per share of the corresponding class of shares of American Opportunities; these values will be calculated as of the close of business of the New York Stock Exchange on the Valuation Date. As an illustration, assume that on the Valuation Date, Class B shares of Growth had an aggregate net asset value of $100,000. If the net asset value per Class B share of American Opportunities were $10 per share at the close of business on the Valuation Date, the number of Class B shares of American Opportunities to be issued would be 10,000 ($100,000 ÷ $10). These 10,000 Class B shares of American Opportunities would be distributed to the former Class B shareholders of Growth. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

On the Closing Date or as soon as practicable thereafter, Growth will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the American Opportunities Shares it receives. Each Shareholder will receive the class of shares of American Opportunities that corresponds to the class of shares of Growth currently held by that Shareholder. Accordingly, the American Opportunities Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of American Opportunities will be distributed to holders of Class A, Class B, Class C and Class D shares of Growth, respectively. American Opportunities will cause its transfer agent to credit and confirm an appropriate number of American Opportunities Shares to each Shareholder. Certificates for American Opportunities Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of American Opportunities. Shareholders who wish to receive certificates representing their American Opportunities Shares must, after receipt of their confirmations, make a written request to American Opportunities’ transfer agent Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311. Shareholders of Growth holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of American Opportunities; however, such Shareholders will not be able to redeem, transfer or exchange the American Opportunities Shares received until the old certificates have been surrendered.

The Closing Date will be the Valuation Date or the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Growth or American Opportunities. The Reorganization Agreement may be amended in any mutually agreeable manner.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders, by mutual consent of Growth and American Opportunities. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material

21

breach of the Reorganization Agreement by the other party or if, by February 28, 2007, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits. Included as a condition of the Reorganization Agreement is the approval by shareholders of American Opportunities to approve the replacing of a fundamental investment restriction with a restriction that would permit it to concentrate to greater extent in the securities of a single issuer. For further information regarding this change, see ‘‘Comparison of Investment Objectives, Policies and Restrictions — Investment Restrictions.’’

Under the Reorganization Agreement, within one year after the Closing Date, Growth shall: either pay or make provision for all of its liabilities to former Shareholders of Growth that received American Opportunities Shares. Growth shall be deregistered as an investment company and dissolved promptly following the distributions of shares of American Opportunities to Shareholders of record of Growth.

The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Growth (at net asset value on the Valuation Date) and reinvest the proceeds in American Opportunities Shares at net asset value, pursuant to a transaction designed to occur without recognition of taxable gain or loss for federal income tax purposes. See ‘‘Tax Aspects of the Reorganization’’ below. If Growth recognizes net gain from the sale of securities prior to the Closing Date, substantially all of such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders on or prior to the Closing Date and will be taxable to Shareholders as capital gain.

Shareholders will continue to be able to redeem their shares of Growth at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Growth thereafter will be treated as requests for redemption of shares of American Opportunities.

Tax Aspects of the Reorganization

Tax Consequences of the Reorganization to the Shareholders.    The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’).

As a condition to the Reorganization, Growth and American Opportunities have requested an opinion of Clifford Chance US LLP to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Growth and American Opportunities:

1.    The transfer of Growth's assets in exchange for the American Opportunities Shares and the assumption by American Opportunities of certain stated liabilities of Growth followed by the distribution by Growth of the American Opportunities Shares to Shareholders in exchange for their Growth shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a ‘‘reorganization’’ within the meaning of Section 368(a)(1)(C) of the Code, and Growth and American Opportunities will each be a ‘‘party to a reorganization’’ within the meaning of Section 368(b) of the Code;

2.    No gain or loss will be recognized by American Opportunities upon the receipt of the assets of Growth solely in exchange for the American Opportunities Shares and the assumption by American Opportunities of the stated liabilities of Growth;

3.    No gain or loss will be recognized by Growth upon the transfer of the assets of Growth to American Opportunities in exchange for the American Opportunities Shares and the assumption by American Opportunities of the stated liabilities or upon the distribution of American Opportunities Shares to Shareholders in exchange for their Growth shares;

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4.    No gain or loss will be recognized by Shareholders upon the exchange of the shares of Growth for the American Opportunities Shares;

5.    The aggregate tax basis for the American Opportunities Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Growth held by each such Shareholder immediately prior to the Reorganization;

6.    The holding period of the American Opportunities Shares to be received by each Shareholder will include the period during which the shares in Growth surrendered in exchange therefor were held (provided such shares in Growth were held as capital assets on the date of the Reorganization);

7.    The tax basis of the assets of Growth acquired by American Opportunities will be the same as the tax basis of such assets of Growth immediately prior to the Reorganization; and

8.    The holding period of the assets of Growth in the hands of American Opportunities will include the period during which those assets were held by Growth.

The advice of counsel is not binding on the Internal Revenue Service (the ‘‘IRS’’) or the courts and neither Growth nor American Opportunities has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

Shareholders should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to federal income tax consequences of the proposed Reorganization, Shareholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganization.

Tax Consequences of the Reorganization to Growth and American Opportunities.    Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of Growth. The effect of any such limitations will depend on the existence and amount of Growth's and American Opportunities’ capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. In general, a fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

As of its fiscal year ended March 31, 2006, Growth had approximately $128 million of estimated capital loss carryovers. Additionally, as of March 31, 2006, Growth had approximately $113 million of built-in capital gains. American Opportunities had approximately $3.522 billion of capital loss carryovers (as of December 31, 2005) and $861 million of built-in capital gains (as of December 31, 2005).

Under the Code, assuming certain continuity of business requirements are followed after the Reorganization, each Fund's capital loss carryovers can be carried forward for eight years from the year in which incurred. The capital loss carryovers generally can be used in each of those eight years to offset any capital gains that are realized by the Fund in that year, but only to the extent that capital gains exceed the capital losses (if any) that are realized by the Fund in that year.

In general, following the Reorganization, the Combined Fund's ability to utilize the capital loss carryovers of Growth and American Opportunities will be subject to the following limitations:

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1.	The Combined Fund can utilize the capital loss carryovers of Growth to offset against capital gains from sales of assets owned by Growth immediately before the Reorganization, but only to the extent that (x) such sales occur within a period ending approximately five years after the Reorganization and (y) the capital gains from such sales do not exceed the built-in capital gains of Growth on the date of the Reorganization. In addition, the Combined Fund cannot utilize such capital loss carryovers to offset capital gains from sales of assets owned by American Opportunities immediately before the Reorganization, to the extent that (x) such sales occur within a period ending approximately five years after the Reorganization and (y) the capital gains from such sales do not exceed the built-in capital gains of American Opportunities on the date of the Reorganization;

2.	In addition to being able to utilize the capital loss carryovers of Growth as described in paragraph 1, assuming certain continuity of business requirements are satisfied following the Reorganization, the Combined Fund also will be able to utilize a further amount of the capital loss carryovers of Growth to offset against other capital gains each year. This amount is determined based on certain facts as of the date of the Reorganization. If the Reorganization had occurred on March 31, 2005, then the additional amount of Growth's carryovers that could be utilized each year would have been approximately $37 million per year; and

3.	The Combined Fund can utilize the capital loss carryovers of American Opportunities to offset all capital gains realized by the Combined Fund after the Reorganization, other than capital gains described in the first sentence of paragraph 1.

It is uncertain how much of their respective capital loss carryovers Growth and American Opportunities would be able to utilize in future years if the Reorganization did not occur. The amount of capital loss carryovers that each Fund could utilize in future years if the Reorganization did not occur would depend on, among other things: whether the Fund participated in some other transaction in the future that resulted in limitations being imposed on the Fund's utilization of capital loss carryovers; the amount of capital gains that the Fund would be able to realize in future years before its capital loss carryovers expired; and the amount of capital losses that the Fund would realize in future years. The Reorganization may result in the Combined Fund being unable to utilize capital loss carryovers that could have been used if the transaction did not occur, but it cannot be determined with certainty to what extent this would be the case.

Description of Shares

American Opportunities Shares will, when issued, be fully paid and non-assessable by American Opportunities and transferable without restrictions and will have no preemptive rights. Class B shares of American Opportunities, like Class B shares of Growth, have a conversion feature pursuant to which approximately eight years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the eight-year period is calculated and the treatment of reinvested dividends, see ‘‘Share Class Arrangements’’ in each Fund's Prospectus.

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Capitalization Table (unaudited)

The following table sets forth the capitalization of American Opportunities and Growth as of March 31, 2006 and on a pro forma combined basis as if the Reorganization had occurred on that date:

	Net Assets*	Shares Outstanding	Net Asset Value Per Share*
Class A
Growth	$364,110,692	24,616,691	$14.79
American Opportunities	$1,252,826,040	45,025,764	$27.82
Combined Fund (pro forma)	$1,616,665,885	58,113,855	$27.82

Class B
Growth	$228,752,097	16,398,300	$13.95
American Opportunities	$1,170,129,811	44,949,028	$26.03
Combined Fund (pro forma)	$1,398,711,749	53,737,046	$26.03

Class C
Growth	$29,376,220	2,132,979	$13.77
American Opportunities	$119,208,461	4,624,574	$25.78
Combined Fund (pro forma)	$148,562,829	5,764,071	$25.77

Class D
Growth	$43,210,672	2,855,693	$15.13
American Opportunities	$536,104,872	18,836,006	$28.46
Combined Fund (pro forma).	$579,283,402	20,354,301	$28.46

Total Class A, B, C, D
Growth	$665,449,681	46,003,663	$14.47
American Opportunities	$3,078,269,184	113,435,372	$27.14
Combined Fund (pro forma).	$3,743,223,865	137,969,272	—

*	The pro forma net assets and net asset value per share reflect the payment of reorganization expenses of approximately $270,847, $170,159, $21,852 and $32,142 by Class A shares, Class B shares, Class C shares and Class D shares, respectively, of Growth.

Appraisal Rights

Shareholders will have no appraisal rights in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives and Policies

The investment objective of Growth is to seek long term growth of capital. The investment objective of American Opportunities is to seek long-term capital growth consistent with an effort to reduce volatility.

Growth

Growth seeks to achieve its investment objective by investing at least 65% of its assets in equity securities primarily of companies having market values or capitalizations of at least $1 billion that the

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Investment Adviser believes exhibit strong earnings and free cash flow growth. Up to 25% of Growth's net assets may be invested in foreign securities (including depositary receipts), which may include emerging market securities classified as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs) or foreign U.S. dollar-denominated securities that are traded on a U.S. exchange, or local shares of emerging market countries. This percentage limitation does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. For purposes of Growth, companies traded on a U.S. exchange include companies listed on Nasdaq. Growth may also utilize forward foreign currency contracts.

Growth’s Investment Adviser seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities.

American Opportunities

American Opportunities seeks to achieve its investment objective by investing at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). The remaining 35% of American Opportunities’ assets may be invested in convertible securities, preferred securities, fixed-income securities and options and futures. At least 80% of American Opportunities’ assets are invested in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities. Up to 20% of American Opportunities’ net assets may be invested in foreign securities (including depositary receipts), which may include emerging market securities classified as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs) or foreign U.S. dollar-denominated securities that are traded on a U.S. exchange, or local shares of emerging market countries. American Opportunities may also utilize forward foreign currency exchange contracts. Upon the effectiveness of the Focus Growth Changes, American Opportunities will no longer be required to invest at least 80% of its assets in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities.

American Opportunities’ Investment Adviser follows a flexible investment program in seeking to achieve the Fund’s investment objective. The Investment Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Investment Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

During periods in which, in the opinion of each Fund's Investment Adviser, market conditions warrant a reduction of some or all of the respective Funds' securities holdings, the Funds may take temporary ‘‘defensive’’ positions that are inconsistent with each Fund's principal investment strategies in which the Funds may invest any amount of their total assets in cash or money market instruments.

The investment policies of both Growth and American Opportunities are fundamental and may not be changed without shareholder approval. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the Funds. For a more complete discussion of each Fund's policies, see ‘‘Principal Investment Strategies’’ and ‘‘Additional Investment Strategy Information’’ in each Fund's Prospectus and ‘‘Description of the Fund and Its Investments and Risks’’ in each Fund's Statement of Additional Information.

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Investment Restrictions

The investment restrictions adopted by Growth and American Opportunities as fundamental policies are substantially similar (except for the differences described below) and are summarized under the caption ‘‘Description of the Fund and Its Investments and Risks — Fund Policies/Investment Restrictions’’ in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a Fund, as defined in the 1940 Act.

The material differences are as follows: American Opportunities may not invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or of the Investment Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer and such officer and Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding shares of such issuer. Neither Fund may issue senior securities as defined in the 1940 Act except insofar as the Fund may be deemed to have issued a senior security by certain reasons, including for Growth, by reason of purchasing any securities on a when-issued or delayed delivery basis. American Opportunities does not have such an allowance. Growth may not purchase or sell commodities or commodities contracts except that it may purchase or sell financial or stock index futures contracts or options thereon; American Opportunities has the same restriction with respect to commodities, but has no such investment restriction with respect to commodities contracts, but does not intend to purchase or sell commodities contracts except that it may purchase or sell futures contracts or options thereon. American Opportunities may not purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any one issuer. Growth has the same restrictions, but only with respect to 75% of its assets. American Opportunities may not invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. Government, its agencies or instrumentalities). Growth has the same restriction, but only with respect to 75% of its assets. As noted above, shareholders of American Opportunities will be asked to approve a change in this investment restriction to apply only with respect to 75% of its assets and shareholder approval of this change will be a condition of the Reorganization.

ADDITIONAL INFORMATION ABOUT GROWTH AND AMERICAN OPPORTUNITIES

General

For a discussion of the organization and operation of American Opportunities and Growth, see ‘‘Fund Management,’’ ‘‘Investment Objective’’ and ‘‘Principal Investment Strategies’’ in their respective Prospectuses, and ‘‘Fund History’’ in their respective Statements of Additional Information.

Financial Information

For certain financial information about American Opportunities and Growth, see ‘‘Financial Highlights’’ in their respective Annual Reports and Semi-Annual Reports and ‘‘Past Performance’’ in their respective Prospectuses.

Management

For information about the Board of Trustees, Investment Adviser and the Distributor of American Opportunities and Growth, see ‘‘Fund Management’’ in their respective Prospectuses and ‘‘Management of the Fund’’ in their respective Statements of Additional Information.

Description of Securities and Shareholder Inquiries

For a description of the nature and most significant attributes of shares of Growth and American Opportunities, and information regarding shareholder inquiries, see ‘‘Capital Stock and Other Securities’’

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and ‘‘Management of the Fund — Management Information — Shareholder Communications’’ in their respective Statements of Additional Information.

Dividends, Distributions and Taxes

For a discussion of American Opportunities’ and Growth's policies with respect to dividends, distributions and taxes, see ‘‘Distributions’’ and ‘‘Tax Consequences’’ in their respective Prospectuses as well as the discussion herein under ‘‘Synopsis — Tax Consequences of the Reorganization,’’ ‘‘Synopsis — Comparison of Growth and American Opportunities — Dividends,’’ and ‘‘The Reorganization — Tax Aspects of the Reorganization.’’

Purchases, Repurchases and Redemptions

For a discussion of how American Opportunities’ and Growth's shares may be purchased, repurchased and redeemed, see ‘‘How to Buy Shares,’’ ‘‘How to Exchange Shares’’ and ‘‘How to Sell Shares’’ in their respective Prospectuses and the discussion herein under ‘‘Synopsis — Comparison of Growth and American Opportunities — Purchases, Exchanges and Redemptions.’’

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of American Opportunities, for the fiscal year ended December 31, 2005, and Growth, for the fiscal year ended March 31, 2006, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Deloitte & Touche LLP, independent registered public accounting firm. The financial statements are incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of American Opportunities will be passed upon by Clifford Chance US LLP, New York, New York. Such firm will rely on Dechert LLP as to matters of Massachusetts law.

AVAILABLE INFORMATION

Additional information about Growth and American Opportunities is available, as applicable, in the following documents which are incorporated herein by reference: (i) American Opportunities’ Prospectus dated April 28, 2006, as may be supplemented from time to time, attached to this Proxy Statement and Prospectus as Exhibit B, which Prospectus forms a part of Post-Effective Amendment No. 31 to American Opportunities’ Registration Statement on Form N-1A (File Nos. 002-66269; 811-2978); (ii) American Opportunities’ Annual Report for its fiscal year ended December 31, 2005, accompanying this Proxy Statement and Prospectus; (iii) Growth's Prospectus dated July 29, 2005, as supplemented, which Prospectus forms a part of Post-Effective Amendment No. 17 to Growth's Registration Statement on Form N-1A (File Nos. 33-45450; 811-6551); and (iv) Growth's Annual Report for its fiscal year ended March 31, 2006. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

Growth and American Opportunities are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Growth and American Opportunities which are of public record can be viewed and copied at the Commission's Public Reference Room

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in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

OTHER BUSINESS

Management of Growth knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

By Order of the Board of Trustees

Mary E. Mullin, Secretary

June 16, 2006

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EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (‘‘Agreement’’) is made as of this 25th day of April, 2006, by and between MORGAN STANLEY AMERICAN OPPORTUNITIES FUND, a Massachusetts business trust (‘‘American Opportunities’’), and MORGAN STANLEY GROWTH FUND, a Massachusetts business trust (‘‘Growth’’).

This Agreement is intended to be and is adopted as a ‘‘plan of reorganization’’ within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). The reorganization (‘‘Reorganization’’) will consist of the transfer to American Opportunities of substantially all of the assets of Growth in exchange for the assumption by American Opportunities of all stated liabilities of Growth and the issuance by American Opportunities of shares of beneficial interest, par value $0.01 per share (the ‘‘American Opportunities Shares’’), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Growth in liquidation of Growth as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND LIQUIDATION OF GROWTH

1.1    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Growth agrees to assign, deliver and otherwise transfer the Growth Assets (as defined in paragraph 1.2) to American Opportunities and American Opportunities agrees in exchange therefor to assume all of Growth's stated liabilities on the Closing Date as set forth in paragraph 1.3 and to deliver to Growth the number of American Opportunities Shares, including fractional American Opportunities Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (‘‘Closing’’).

1.2    (a)    The ‘‘Growth Assets’’ shall consist of all property, including without limitation, all cash, cash equivalents, securities and dividend and interest receivables owned by Growth, and any deferred or prepaid expenses shown as an asset on Growth's books on the Valuation Date.

(b)    On or prior to the Valuation Date, Growth will provide American Opportunities with a list of all of Growth's assets to be assigned, delivered and otherwise transferred to American Opportunities and a list of the stated liabilities to be assumed by American Opportunities pursuant to this Agreement. Growth reserves the right to sell any of the securities on such list but will not, without the prior approval of American Opportunities, acquire any additional securities other than securities of the type in which American Opportunities is permitted to invest and in amounts agreed to in writing by American Opportunities. American Opportunities will, within a reasonable time prior to the Valuation Date, furnish Growth with a statement of American Opportunities’ investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to American Opportunities’ investment objectives, policies and restrictions. In the event that Growth holds any investments that American Opportunities is not permitted to hold, Growth will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Growth and American Opportunities, when aggregated, would contain investments exceeding certain percentage limitations imposed upon American Opportunities with respect to such investments, Growth if requested by American Opportunities will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.3    Growth will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. American Opportunities will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Growth prepared by the Treasurer of Growth as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

1.4    In order for Growth to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Growth will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of substantially all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

1.5    On the Closing Date or as soon as practicable thereafter, Growth will distribute American Opportunities Shares received by Growth pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date (‘‘Growth Shareholders’’). Each Growth Shareholder will receive the class of shares of American Opportunities that corresponds to the class of shares of Growth currently held by that Growth Shareholder. Accordingly, the American Opportunities Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of American Opportunities will be distributed to holders of Class A, Class B, Class C and Class D shares of Growth, respectively. Such distribution will be accomplished by an instruction, signed by Growth's Secretary, to transfer American Opportunities Shares then credited to Growth's account on the books of American Opportunities to open accounts on the books of American Opportunities in the names of the Growth Shareholders and representing the respective pro rata number of American Opportunities Shares due such Growth Shareholders. All issued and outstanding shares of Growth simultaneously will be canceled on Growth's books; however, share certificates representing interests in Growth will represent a number of American Opportunities Shares after the Closing Date as determined in accordance with paragraph 2.3. American Opportunities will issue certificates representing American Opportunities Shares in connection with such exchange only upon the written request of a Growth Shareholder.

1.6    Ownership of American Opportunities Shares will be shown on the books of American Opportunities’ transfer agent. American Opportunities Shares will be issued in the manner described in American Opportunities’ current Prospectus and Statement of Additional Information.

1.7    Any transfer taxes payable upon issuance of American Opportunities Shares in a name other than the registered holder of American Opportunities Shares on Growth's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom American Opportunities Shares are to be issued and transferred.

1.8    Any reporting responsibility of Growth is and shall remain the responsibility of Growth up to and including the date on which Growth is dissolved and deregistered pursuant to paragraph 1.9.

1.9    Within one year after the Closing Date, Growth shall pay or make provision for the payment of all its liabilities and taxes. If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Growth, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Growth for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Growth shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended (the

‘‘1940 Act’’), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

1.10    Copies of all books and records maintained on behalf of Growth in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly be delivered after the Closing to officers of American Opportunities or their designee, and American Opportunities or its designee shall comply with applicable record retention requirements to which Growth is subject under the 1940 Act.

2.	VALUATION

2.1    The value of the Growth Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Growth of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the ‘‘Valuation Date’’), using the valuation procedures set forth in American Opportunities’ then current Prospectus and Statement of Additional Information.

2.2    The net asset value of a American Opportunities Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in American Opportunities’ then current Prospectus and Statement of Additional Information.

2.3    The number of American Opportunities Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Growth shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of American Opportunities (determined in accordance with paragraph 2.2).

2.4    All computations of value shall be made by Morgan Stanley Services Company Inc. (‘‘Morgan Stanley Services’’) in accordance with its regular practice in pricing American Opportunities. American Opportunities shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.

3.	CLOSING AND CLOSING DATE

3.1    The Closing shall take place on the Valuation Date or on the next business day following the Valuation Date (the ‘‘Closing Date’’). The Closing shall be held as of 9:00 a.m. New York time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. New York time on the Closing Date unless otherwise provided.

3.2    Portfolio securities held by Growth and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the ‘‘Custodian’’), as custodian for American Opportunities, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Growth to the Custodian for the account of American Opportunities on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of ‘‘The Bank of New York, Custodian for Morgan Stanley American Opportunities Fund.’’

3.3    In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both American Opportunities and Growth, accurate appraisal of the value of the net assets of American Opportunities or the Growth Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4    If requested, Growth shall deliver to American Opportunities or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Growth Shareholders and the number and percentage ownership of outstanding Growth shares owned by each such Growth Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Growth Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. American Opportunities shall issue and deliver to such Secretary a confirmation evidencing delivery of American Opportunities Shares to be credited on the Closing Date to Growth or provide evidence satisfactory to Growth that such American Opportunities Shares have been credited to Growth's account on the books of American Opportunities. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.	COVENANTS OF AMERICAN OPPORTUNITIES AND GROWTH

4.1    Except as otherwise expressly provided herein with respect to Growth, American Opportunities and Growth each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

4.2    American Opportunities will prepare and file with the Securities and Exchange Commission (the ‘‘Commission’’) a registration statement on Form N-14 under the Securities Act of 1933, as amended (the ‘‘1933 Act’’), relating to American Opportunities Shares (‘‘Registration Statement’’). Growth will provide American Opportunities with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Growth will further provide American Opportunities with such other information and documents relating to Growth as are reasonably necessary for the preparation of the Registration Statement.

4.3    Growth will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Growth will prepare the notice of meeting, form of proxy and proxy statement (collectively, ‘‘Proxy Materials’’) to be used in connection with such meeting; provided that American Opportunities will furnish Growth with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to American Opportunities as is reasonably necessary for the preparation of the Proxy Materials.

4.4    Growth will assist American Opportunities in obtaining such information as American Opportunities reasonably requests concerning the beneficial ownership of Growth shares.

4.5    Subject to the provisions of this Agreement, American Opportunities and Growth will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6    Growth shall furnish or cause to be furnished to American Opportunities within 30 days after the Closing Date a statement of Growth's assets and liabilities as of the Closing Date, which statement shall be certified by Growth's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Growth shall furnish American Opportunities, in such form as is reasonably satisfactory to American Opportunities, a statement certified by Growth's Treasurer of Growth's earnings and profits for federal income tax purposes that will be carried over to American Opportunities pursuant to Section 381 of the Code.

4.7    As soon after the Closing Date as is reasonably practicable, Growth (a) shall prepare and file all federal and other tax returns and reports of Growth required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

4.8    American Opportunities agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.	REPRESENTATIONS AND WARRANTIES

5.1    American Opportunities represents and warrants to Growth as follows:

(a)    American Opportunities is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b)    American Opportunities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c)    All of the issued and outstanding shares of American Opportunities have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of American Opportunities are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and American Opportunities is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d)    The current Prospectus and Statement of Additional Information of American Opportunities conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)    American Opportunities is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of American Opportunities’ Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which American Opportunities is a party or by which it is bound;

(f)    No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against American Opportunities or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and American Opportunities knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g)    The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the fiscal year ended December 31, 2005, of American Opportunities audited by Deloitte & Touche LLP, American Opportunities’ independent registered public accounting firm (copies of which will be furnished to Growth), fairly present, in all material respects, American Opportunities’ financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of American Opportunities (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h)    All issued and outstanding American Opportunities Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in American Opportunities’ current Statement of Additional Information incorporated by reference in the Statement of Additional Information that forms a part of this Registration Statement. American Opportunities does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

(i)    The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of American Opportunities, and this Agreement constitutes a valid and binding obligation of American Opportunities enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with American Opportunities’ performance of this Agreement;

(j)    American Opportunities Shares to be issued and delivered to Growth, for the account of the Growth Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued American Opportunities Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in American Opportunities’ current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

(k)    All material federal and other tax returns and reports of American Opportunities required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of American Opportunities’ knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l)    For each taxable year since its inception, American Opportunities has met the requirements of Subchapter M of the Code for qualification and treatment as a ‘‘regulated investment company’’ and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of American Opportunities to continue to meet the requirements of Subchapter M of the Code;

(m)    Since December 31, 2005, there has been no change by American Opportunities in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

(n)    The information furnished or to be furnished by American Opportunities for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(o)    The Proxy Materials to be included in the Registration Statement (only insofar as they relate to American Opportunities) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2    Growth represents and warrants to American Opportunities as follows:

(a)    Growth is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b)    Growth is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c)    All of the issued and outstanding shares of beneficial interest of Growth have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Growth are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Growth is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d)    The current Prospectus and Statement of Additional Information of Growth conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)    Growth is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Growth's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Growth is a party or by which it is bound;

(f)    No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Growth or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Growth knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g)    The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Growth for the fiscal year ended March 31 2006, audited by

Deloitte & Touche LLP, Growth's independent registered public accounting firm (copies of which have been or will be furnished to American Opportunities) fairly present, in all material respects, Growth's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Growth (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h)    Growth has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(i)    All issued and outstanding shares of Growth are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Growth's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. Growth does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to American Opportunities pursuant to paragraph 3.4;

(j)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Growth, and subject to the approval of Growth's shareholders, this Agreement constitutes a valid and binding obligation of Growth, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Growth's performance of this Agreement;

(k)    All material federal and other tax returns and reports of Growth required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Growth's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l)    For each taxable year since its inception, Growth has met all the requirements of Subchapter M of the Code for qualification and treatment as a ‘‘regulated investment company’’ and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Growth to continue to meet the requirements of Subchapter M of the Code;

(m)    At the Closing Date, Growth will have good and valid title to the Growth Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Growth which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, American Opportunities will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

(n)    On the effective date of the Registration Statement, at the time of the meeting of Growth's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective American Opportunities Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the ‘‘1934 Act’’), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Growth for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

(o)    Growth will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders substantially all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

(p)    Growth has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

(q)    Growth is not acquiring American Opportunities Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF GROWTH

The obligations of Growth to consummate the transactions provided for herein shall be subject, at its election, to the performance by American Opportunities of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1    All representations and warranties of American Opportunities contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2    American Opportunities shall have delivered to Growth a certificate of its President and Treasurer, in a form reasonably satisfactory to Growth and dated as of the Closing Date, to the effect that the representations and warranties of American Opportunities made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Growth shall reasonably request;

6.3    Growth shall have received a favorable opinion from Clifford Chance US LLP, counsel to American Opportunities, dated as of the Closing Date, to the effect that:

(a)    American Opportunities is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) American Opportunities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by American Opportunities and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Growth, is a valid and binding obligation of American Opportunities enforceable against American Opportunities in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) American Opportunities Shares to be issued to Growth Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in American Opportunities’ current Statement of Additional Information), and no shareholder of American Opportunities has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate American Opportunities’ Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by American Opportunities of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4    As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment advisory fees or annual fees pursuant to American Opportunities’ 12b-1 plan of distribution from those described in American Opportunities’ Prospectus dated April 28, 2006 and Statement of Additional Information dated April 28, 2006.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF AMERICAN OPPORTUNITIES

The obligations of American Opportunities to complete the transactions provided for herein shall be subject, at its election, to the performance by Growth of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1    All representations and warranties of Growth contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2    Growth shall have delivered to American Opportunities at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to American Opportunities and dated as of the Closing Date, to the effect that the representations and warranties of Growth made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as American Opportunities shall reasonably request;

7.3    Growth shall have delivered to American Opportunities a statement of the Growth Assets and its liabilities, together with a list of Growth's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Growth;

7.4    American Opportunities shall have received at the Closing a favorable opinion from Clifford Chance US LLP, counsel to Growth, dated as of the Closing Date to the effect that:

(a)    Growth is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Growth is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Growth and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by American Opportunities, is a valid and binding obligation of Growth enforceable against Growth in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Growth's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Growth of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5    On the Closing Date, the Growth Assets shall include no assets that American Opportunities, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF AMERICAN OPPORTUNITIES AND GROWTH

The obligations of Growth and American Opportunities hereunder are each subject to the further conditions that on or before the Closing Date:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Growth in accordance with the provisions of Growth's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to American Opportunities;

8.2    On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including ‘‘no-action’’ positions of and exemptive orders from such federal and state authorities) deemed necessary by American Opportunities or Growth to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of American Opportunities or Growth;

8.4    The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5    Growth shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Growth Shareholders substantially all of Growth's investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date;

8.6    Approval by the shareholders of American Opportunities by the requisite vote in accordance with American Opportunities’ Declaration of Trust and the requirements of the 1940 Act of a change to a fundamental investment restriction of American Opportunities to allow American Opportunities to invest more than 5% of its assets in the securities of one issuer provided that with respect to 75% of its assets, American Opportunities does not invest more than 5% of its total assets in the securities of one issuer (other than obligations issued, or guaranteed by, the U.S. Government, its agencies or instrumentalities); and

8.7    The parties shall have received the opinion of the law firm of Clifford Chance US LLP (based on such representations as such law firm shall reasonably request), addressed to American Opportunities and Growth, which opinion shall not be a ‘‘covered opinion’’ within the meaning of Internal Revenue Service Circular 230 and may be relied upon by the shareholders of Growth (to the extent consistent with such opinion not being a ‘‘covered opinion’’), substantially to the effect that, for federal income tax purposes:

(a)    The transfer of Growth's assets in exchange for American Opportunities Shares and the assumption by American Opportunities of certain stated liabilities of Growth followed by the distribution by Growth of American Opportunities Shares to the Growth Shareholders in exchange for their Growth shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a ‘‘reorganization’’ within the meaning of Section 368(a)(1)(C) of the Code, and Growth and American Opportunities will each be a ‘‘party to a reorganization’’ within the meaning of Section 368(b) of the Code;

(b)    No gain or loss will be recognized by American Opportunities upon the receipt of the assets of Growth solely in exchange for American Opportunities Shares and the assumption by American Opportunities of the stated liabilities of Growth;

(c)    No gain or loss will be recognized by Growth upon the transfer of the assets of Growth to American Opportunities in exchange for American Opportunities Shares and the assumption by American Opportunities of the stated liabilities or upon the distribution of American Opportunities Shares to the Growth Shareholders in exchange for their Growth shares;

(d)    No gain or loss will be recognized by the Growth Shareholders upon the exchange of the Growth shares for American Opportunities Shares;

(e)    The aggregate tax basis for American Opportunities Shares received by each Growth Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Growth shares held by each such Growth Shareholder immediately prior to the Reorganization;

(f)    The holding period of American Opportunities Shares to be received by each Growth Shareholder will include the period during which the Growth shares surrendered in exchange therefor were held (provided such Growth shares were held as capital assets on the date of the Reorganization);

(g)    The tax basis of the assets of Growth acquired by American Opportunities will be the same as the tax basis of such assets to Growth immediately prior to the Reorganization; and

(h)    The holding period of the assets of Growth in the hands of American Opportunities will include the period during which those assets were held by Growth.

Notwithstanding anything herein to the contrary, neither American Opportunities nor Growth may waive the conditions set forth in this paragraph 8.7.

9.	FEES AND EXPENSES

9.1    (a)    American Opportunities shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Growth shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including any legal and accounting fees, printing, filing and proxy solicitation expenses incurred in connection with the consummation of the transactions contemplated herein.

(b)    In the event the transactions contemplated herein are not consummated by reason of Growth being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Growth's obligations specified in this Agreement), Growth's only obligation hereunder shall be to reimburse American Opportunities for all reasonable out-of-pocket fees and expenses incurred by American Opportunities in connection with those transactions.

(c)    In the event the transactions contemplated herein are not consummated by reason of American Opportunities being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to American Opportunities’ obligations specified in this Agreement), American Opportunities’ only obligation hereunder shall be to reimburse Growth for all reasonable out-of-pocket fees and expenses incurred by Growth in connection with those transactions.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1    This Agreement constitutes the entire agreement between the parties.

10.2    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Growth hereunder shall not survive the dissolution and complete liquidation of Growth in accordance with Section 1.9.

11.	TERMINATION

11.1    This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

(a)    by the mutual written consent of Growth and American Opportunities;

(b)    by either American Opportunities or Growth by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before February 28, 2007; or

(c)    by either American Opportunities or Growth, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Growth shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2    (a)    Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of American Opportunities or Growth, or the trustees or officers of American Opportunities or Growth, to any other party or its trustees or officers.

(b)    Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of American Opportunities or Growth, or the trustees or officers of American Opportunities or Growth, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.	MISCELLANEOUS

13.1    The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5    The obligations and liabilities of American Opportunities hereunder are solely those of American Opportunities. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of American Opportunities shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of American Opportunities and signed by authorized officers of American Opportunities acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

13.6    The obligations and liabilities of Growth hereunder are solely those of Growth. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Growth shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Growth and signed by authorized officers of Growth acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MORGAN STANLEY GROWTH FUND
By: /s/ Ronald E. Robison Name: Ronald E. Robison Title: President and Principal Executive Officer
MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
By: /s/ Amy R. Doberman Name: Amy R. Doberman Title: Vice President

April 28, 2006

Supplement

SUPPLEMENT DATED APRIL 28, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
Dated April 28, 2006

Effective July 3, 2006, the Board of Trustees of Morgan Stanley American Opportunities Fund (the ‘‘Fund’’) approved changing the name of the Fund to ‘‘Morgan Stanley Focus Growth Fund.’’ Upon effectiveness of this change, all references to ‘‘American Opportunities Fund’’ in the Prospectus will be replaced with ‘‘Focus Growth Fund.’’

The first paragraph in the section of the Fund's Prospectus titled ‘‘Principal Investment Strategies’’ is hereby deleted and replaced with the following:

The Fund normally invests at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). The Fund's ‘‘Investment Adviser,’’ Morgan Stanley Investment Advisors Inc., follows a flexible investment program in seeking to achieve the Fund's investment objective. The Investment Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Investment Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Consistent with representations made in the Fund's existing Prospectus, the Fund's Board of Trustees is providing notice of the investment strategy change and name change prior to implementation of these changes. Shareholders should consider whether the Fund remains an appropriate investment in light of these changes.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

37920SPT-05

EXHIBIT B

Morgan Stanley Funds
Morgan Stanley
American
Opportunities Fund
A mutual fund that seeks long-term capital growth consistent with an effort to reduce volatility
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.	Prospectus April 28, 2006

Contents
The Fund
Investment Objective	1

Principal Investment Strategies	1

Principal Risks	2

Past Performance	4

Fees and Expenses	6

Additional Investment Strategy Information	7

Additional Risk Information	8

Portfolio Holdings	9

Fund Management	10

Shareholder Information
Pricing Fund Shares	11

How to Buy Shares	12

Limited Portability	13

How to Exchange Shares	14

How to Sell Shares	16

Distributions	18

Frequent Purchases and Redemptions of Fund Shares	19

Tax Consequences	20

Share Class Arrangements	21

Additional Information	29

Financial Highlights	30

Morgan Stanley Funds	Inside Back Cover

This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

The Fund

Investment Objective

Morgan Stanley American Opportunities Fund seeks long-term capital growth consistent with an effort to reduce volatility.

Principal Investment Strategies

The Fund normally invests at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). At least 80% of the Fund's assets are invested in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities. The Fund's ‘‘Investment Adviser,’’ Morgan Stanley Investment Advisors Inc., follows a flexible investment program in seeking to achieve the Fund's investment objective. The Investment Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Investment Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. For the purpose of this Fund, companies traded on a U.S. exchange include companies listed on Nasdaq.

The remaining 35% of the Fund's assets may be invested in convertible securities, preferred securities, fixed-income securities and options and futures. Up to 20% of the Fund's assets may be invested in foreign securities, including emerging market securities and securities classified as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADSs) or Global Depositary Shares (GDSs), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. countries. The Fund may also utilize forward foreign currency exchange contracts.

Capital Growth

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Common Stocks.    A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. The Fund's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

While the Fund principally invests in large, established companies, the Fund may invest in medium-sized companies and small-sized companies. Investing in securities of medium and small-sized growth companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

Foreign Securities.    The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Fund may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than

2

securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Other Risks.      The performance of the Fund also will depend on whether or not the Investment Adviser is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with its convertible securities, preferred securities, fixed-income securities, options and futures investments and forward foreign currency exchange contracts. For more information about these risks, see the ‘‘Additional Risk Information’’ section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

3

Annual Total Returns

This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 10 calendar years.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns — Calendar Years

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2006 was −0.42%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 34.93% (quarter ended December 31, 1999), and the lowest return for a calendar quarter was −20.28% (quarter ended March 31, 2001).

4

Average Annual Total Returns (as of December 31, 2005)

	Past 1 Year	Past 5 Years	Past 10 Years	Life of Fund*
Class A1: Return Before Taxes	8.21%	−4.48%	—	4.93%
Russell 1000® Growth Index[2]	5.26%	−3.58%	—	2.36%
Lipper Large-Cap Growth Funds Index[3]	7.58%	−4.29%	—	2.29%
Class B1: Return Before Taxes	8.31%	–4.59%	7.30%	—
Return After Taxes on Distributions[4]	8.31%	−4.66%	4.76%	—
Return After Taxes on Distributions and Sale of Fund Shares	5.40%	−3.86%	4.93%	—
Russell 1000® Growth Index[2]	5.26%	−3.58%	6.73%	—
Lipper Large-Cap Growth Funds Index[3]	7.58%	−4.29%	6.21%	—
Class C1: Return Before Taxes	12.35%	−4.18%	—	4.80%
Russell 1000® Growth Index[2]	5.26%	−3.58%	—	2.36%
Lipper Large-Cap Growth Funds Index[3]	7.58%	−4.29%	—	2.29%
Class D1: Return Before Taxes	14.45%	−3.24%	—	5.84%
Russell 1000® Growth Index[2]	5.26%	−3.58%	—	2.36%
Lipper Large-Cap Growth Funds Index[3]	7.58%	−4.29%	—	2.29%

*

Only shown for share classes with less than a ten year history.

(1)

Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on March 27, 1980.

(2)

The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)

The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4)

These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

Included in the table above are the after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Average Annual
Total Returns

This table compares the Fund's average annual total returns with those of an index that represents a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each
period (unless
otherwise noted).

5

Shareholder Fees

These fees are paid directly from your investment.

Annual Fund
Operating Expenses

These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended December 31, 2005.

Fees and Expenses

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below. See the ‘‘Share Class Arrangements’’ section for further fee and expense information.

Shareholder Fees

	Class A		Class B		Class C		Class D
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25	%1	None		None		None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None[2]		5.00	%3	1.00	%4	None
Redemption fee[5]	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses

	Class A	Class B	Class C	Class D
Advisory fee	0.42%	0.42%	0.42%	0.42%
Distribution and service (12b-1) fees[6]	0.25%	1.00%	0.97%	None
Other expenses	0.34%	0.34%	0.34%	0.34%
Total annual Fund operating expenses	1.01%	1.76%	1.73%	0.76%

(1)

Reduced for purchases of $25,000 and over.

(2)

Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (‘‘CDSC’’) of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3)

The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See ‘‘Share Class Arrangements’’ for a complete discussion of the CDSC.

(4)

Only applicable if you sell your shares within one year after purchase.

(5)

Payable to the Fund on shares redeemed within seven days of purchase. The redemption fee is based on the redemption proceeds. See ‘‘Shareholder Information – How to Sell Shares’’ for more information on redemption fees.

(6)

The Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively.

6

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same (except for the ten-year amounts for Class B shares which reflect the conversion of Class B shares to Class A shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

	If You SOLD Your Shares:					If You HELD Your Shares:
	1 Year	3 Years	5 Years	10 Years		1 Year	3 Years	5 Years	10 Years
Class A	$623	$830	$1,054	$1,696		$623	$830	$1,054	$1,696
Class B	$679	$854	$1,154	$1,875	*	$179	$554	$954	$1,875	*
Class C	$276	$545	$939	$2,041		$176	$545	$939	$2,041
Class D	$78	$243	$422	$942		$78	$243	$422	$942

*

Based on conversion to Class A shares eight years after the end of the calendar month in which the shares were purchased.

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

Order Processing Fee.    Morgan Stanley DW Inc. (‘‘Morgan Stanley DW’’) charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

Additional Investment Strategy Information

This section provides additional information relating to the Fund's investment strategies.

Options and Futures.    The Fund may purchase and sell stock index futures contracts and may purchase put options on stock indexes and stock index futures. Stock index futures and options on stock indexes and stock index futures may be used to facilitate trading, to increase or decrease the Fund's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Fund's securities or an increase in prices of securities that may be purchased.

7

Other Investments.    The Fund may invest up to 35% of its assets in convertible securities, preferred securities and fixed-income securities, such as U.S. government securities and investment grade corporate debt securities. The Fund's fixed-income investments may include zero coupon securities which are purchased at a discount and accrue interest, but make no interest payments until maturity.

Forward Foreign Currency Exchange Contracts.    The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

Defensive Investing.    The Fund may take temporary ‘‘defensive’’ positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with the Fund's principal investment strategies when the Investment Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

Portfolio Turnover.    The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the Fund's portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on ‘‘Distributions’’ and ‘‘Tax Consequences.’’

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, or reduce its borrowing, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

Additional Risk Information

This section provides additional information relating to the risks of investing in the Fund.

Fixed-Income Securities.    All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

8

Convertible Securities.    The Fund also may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Options and Futures.    If the Fund invests in stock index futures or options on stock indexes or stock index futures, its participation in these markets would subject the Fund to certain risks. If the Investment Adviser's predictions of movements in the direction of the stock index are inaccurate, the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of stock index futures and options on stock indexes and stock index futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular instrument.

Forward Foreign Currency Exchange Contracts.    Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, or if foreign exchange rates change in a manner different than anticipated by the Investment Adviser, currency contracts could result in a loss or a smaller gain than if the strategy had not been employed. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

9

Morgan Stanley
Investment
Advisors Inc.

The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of March 31, 2006.

Fund Management

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund is managed by members of the U.S. Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund are Dennis P. Lynch and David S. Cohen, Managing Directors of the Investment Adviser and Sam G. Chainani and Alexander T. Norton, Executive Directors of the Investment Adviser.

Mr. Lynch has been associated with the Investment Adviser in an investment management capacity since May 1998 and began managing the Fund in June 2004. Mr. Cohen has been associated with the Investment Adviser in an investment management capacity since May 1993 and began managing the Fund in June 2004. Mr. Chainani has been associated with the Investment Adviser in an investment management capacity since July 1996 and began managing the Fund in June 2004. Mr. Norton has been associated with the Investment Adviser in an investment management capacity since July 2000 and began managing the Fund in July 2005.

Mr. Lynch is the lead portfolio manager of the Fund. Messrs. Cohen, Chainani and Norton are co-portfolio managers. Members of the team collaborate to manage the assets of the Fund.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

The Fund pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Adviser. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 2005, the Fund accrued total compensation to the Investment Adviser amounting to 0.42% of the Fund's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.

10

Shareholder Information

Pricing Fund Shares

The price of Fund shares (excluding sales charges), called ‘‘net asset value,’’ is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgement and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

11

Contacting a
Financial Advisor

If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds

How to Buy Shares

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, Morgan Stanley Trust (‘‘Transfer Agent’’), in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares for any reason.

Order Processing Fee.   Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

12

Minimum Investment Amounts

	Minimum Investment
Investment Options	Initial		Additional
Regular Account	$1,000		$100
Individual Retirement Account	$1,000		$100
Coverdell Education Savings Account	$500		$100
EasyInvest® (Automatically from your checking or savings account or Money Market Fund)	$100	*	$100	*

*

Provided your schedule of investments totals $1,000 in 12 months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts or (5) the reinvestment of dividends in additional Fund shares.

Investment Options for Certain Institutional and Other Investors/Class D Shares.    To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the ‘‘Share Class Arrangements’’ section of this Prospectus.

Subsequent Investments Sent Directly to the Fund.    In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

▪
Write a ‘‘letter of instruction’’ to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).
▪
Make out a check for the total amount payable to: Morgan Stanley American Opportunities Fund.
▪
Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

Limited Portability

Most Fund shareholders hold their shares with Morgan Stanley DW. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at a limited number of securities dealers or financial intermediaries that have entered into agreements with the Fund's distributor. After a transfer, you may purchase additional shares of the Morgan Stanley Funds you owned before the transfer, as well as shares of any other Morgan Stanley Fund. If you wish to

EasyInvest®

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.

13

transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Fund's distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

How to Exchange Shares

Permissible Fund Exchanges.    You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase. An exchange of Fund shares held for less than seven days from the date of purchase will be subject to the 2% redemption fee described under the section ‘‘How to Sell Shares.’’

Exchange Procedures.    You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Transfer Agent and then write the Transfer Agent or call toll-free (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling toll-free (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions, as described above, are received. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See ‘‘Limitations on Exchanges.’’ The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges.    For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures

14

may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts.    If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges.    If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares — and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the ‘‘Tax Consequences’’ section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges.    Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.

CDSC Calculations on Exchanges.    See the ‘‘Share Class Arrangements’’ section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call toll-free (800) 869-NEWS.

15

How to Sell Shares

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

Options	Procedures

Contact Your Financial Advisor
To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized financial representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage account.

By Letter
You can also sell your shares by writing a ‘‘letter of instruction’’ that includes:
▪
your account number;
▪
the name of the Fund;
▪
the dollar amount or the number of shares you wish to sell;
▪
the Class of shares you wish to sell; and
▪
the signature of each owner as it appears on the account.

If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust toll-free at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

Systematic Withdrawal Plan
If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the ‘‘Share Class Arrangements’’ section of this Prospectus.

16

Options	Procedures

Systematic Withdrawal Plan (continued)
To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund ‘‘distributions,’’ and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

Payment for Sold Shares.    After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Order Processing Fee.   Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

Tax Considerations.    Normally, your sale of Fund shares is subject to federal and state income tax. You should review the ‘‘Tax Consequences’’ section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege.    If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales.    The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an individual retirement account (‘‘IRA’’) or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest®, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts.    If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

Redemption Fee.    Fund shares redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by

17

Targeted DividendsSM

You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.

reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that financial intermediary's materials carefully to learn about any other restrictions or fees that may apply.

Distributions

The Fund passes substantially all of its earnings from income and capital gains along to its investors as ‘‘distributions.’’ The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as ‘‘income dividend distributions.’’ The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as ‘‘capital gain distributions.’’

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

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Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as ‘‘market-timing’’ or ‘‘short-term trading’’ and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time as of which the Fund's net asset value is calculated (‘‘time-zone arbitrage’’). For example, a market timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as ‘‘price arbitrage’’).

The Fund's policies with respect to valuing portfolio securities are described in ‘‘Shareholder Information-Pricing Fund Shares.’’

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the ‘‘How to Buy Shares,’’ ‘‘How to Exchange Shares’’ and ‘‘How to Sell Shares’’ sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries as described below, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Fund shares.

Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual basis. Therefore, with respect to trades that occur through omnibus accounts at intermediaries, the Fund is currently limited in its ability to monitor trading activity or enforce the redemption fee with respect to customers of such

19

intermediaries. The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

Tax Consequences

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

▪
The Fund makes distributions; and
▪
You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions.    Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under current law, a portion of the ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales.    Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

20

Share Class Arrangements

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC — contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

Class	Sales Charge	Maximum Annual 12b-1 Fee
A	Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more; shares purchased without an initial sales charge are generally subject to a 1.00% CDSC if sold during the first 18 months	0.25%
B	Maximum 5.00% CDSC during the first year decreasing to 0% after six years	1.00%
C	1.00% CDSC during the first year	1.00%
D	None	None

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described below at Morgan Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site,

21

Front-End Sales
Charge or FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges — the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.

www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

Class A SharesClass A shares are sold at net asset value plus an initial sales charge of up to 5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution and shareholder services (12b-1) fee of up to 0.25% of the average daily net assets of the Class. The maximum annual 12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by Class B or Class C shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
Less than $25,000	5.25%	5.54%
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million and over	0.00%	0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund, by combining in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

▪
A single account (including an individual, trust or fiduciary account).
▪
A family member account (limited to spouse, and children under the age of 21).
▪
Pension, profit sharing or other employee benefit plans of companies and their affiliates.
▪
Employer sponsored and individual retirement accounts (including IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).
▪
Tax-exempt organizations.
▪
Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege.   You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any related account in a single transaction

22

with purchases of any class of shares of other Morgan Stanley Multi-Class Funds for the related account or any other related account. For the purpose of this combined purchase privilege, a ‘‘related account’’ is:

▪
A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).
▪
A family member account (limited to spouse, and children under the age of 21 but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).
▪
An IRA and single participant retirement account (such as a Keogh).
▪
An UGMA/UTMA account.

Right of Accumulation.   You may benefit from a reduced sales charge if the cumulative net asset value of Class A Shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley Multi-Class Funds) held in related accounts amounts to $25,000 or more. For the purposes of the rights of accumulation privilege, a related account is any one of the accounts listed under ‘‘Combined Purchase Privilege’’ above.

Notification.   You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described above at Morgan Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts). The web site includes hyperlinks that facilitate access to the information.

Letter of Intent.   The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written ‘‘Letter of Intent.’’ A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund (or any other Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and

23

exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and any financial intermediaries may not maintain this information. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling toll-free (800) 869-NEWS . If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Other Sales Charge Waivers.    In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

▪
A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.
▪
Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset- based fee for investment advisory, administrative and/or brokerage services.
▪
Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.
▪
Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Solutions (‘‘Morgan Stanley Eligible Plans’’).
▪
A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.
▪
Insurance company separate accounts that have been approved by the Fund's distributor.
▪
Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.
▪
Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

24

Class B Shares Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

Year Since Purchase Payment Made	CDSC as a Percentage of Amount Redeemed
First	5.0%
Second	4.0%
Third	3.0%
Fourth	2.0%
Fifth	2.0%
Sixth	1.0%
Seventh and thereafter	None

The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a CDSC applies to aredemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of Class B share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class B shares that in the aggregate amount to $25,000 or more. You should discuss with your financial advisor which share class is most appropriate for you, based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

CDSC Waivers.    A CDSC, if otherwise applicable, will be waived in the case of:

▪
Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a ‘‘living trust’’); or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a ‘‘joint living trust’’); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided, in each case, that the sale is requested within one year after your death or initial determination of disability.

Contingent Deferred
Sales Charge or CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.

25

▪
Sales in connection with the following retirement plan ‘‘distributions’’: (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a ‘‘key employee’’ of a ‘‘top heavy’’ plan, following attainment of age 59½); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59½; or (iii) a tax-free return of an excess IRA contribution (a ‘‘distribution’’ does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).
▪
Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.
▪
Sales of shares purchased prior to April 1, 2004 or acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds from such sale in the Investment Adviser's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Adviser's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call toll-free (800) 869-NEWS.

Distribution Fee.    Class B shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the 12b-1 plan on April 30, 1984 (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the inception of the 12b-1 plan upon which a CDSC has been imposed or waived, or (b) the average daily net assets attributable to Class B shares issued, net of related shares sold, since inception of the 12b-1 plan. The maximum annual 12b-1 fee payable by Class B shares fee is higher than the maximum annual 12b-1 fee payable by Class A shares.

Conversion Feature.    After eight years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.

26

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC.    There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the ‘‘holding period’’ for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period — one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one-year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARESClass C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Brokers, dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class C shares that in the aggregate amount to $250,000 or more. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

Distribution Fee.    Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A shares. Unlike Class B shares, Class C

27

shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

Class D SharesClass D shares are offered without any sales charge on purchases or sales and without any distribution and shareholder services (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

▪
Investors participating in the Investment Adviser's or an affiliate's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.
▪
Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.
▪
Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.
▪
Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.
▪
Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.
▪
Certain other open-end investment companies whose shares are distributed by the Fund's distributor.
▪
Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.
▪
The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees.

A purchase order that meets the requirements for investment in Class D shares can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts (regardless of the size of the investment).

Meeting Class D Eligibility Minimums.   To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds you currently own, along with shares of Morgan

28

Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class D shares.

No Sales Charges for Reinvested Cash DistributionsIf you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

Plan of Distribution (Rule 12b-1 Fees)The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the Class A, Class B and Class C shares. (Class D shares are offered without any 12b-1 fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.

Additional Information

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information.

29

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the Statement of Additional Information from the Fund's annual report, which is available upon request.

Class A Shares

For the Year Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data:
Net asset value, beginning of period	$24.42	$22.55	$18.88	$24.36	$33.77
Income (loss) from investment operations:
Net investment income (loss)‡	(0.08)	0.07	0.03	0.04	0.18
Net realized and unrealized gain (loss)	3.55	1.80	3.64	(5.52)	(9.17)
Total income (loss) from investment operations	3.47	1.87	3.67	(5.48)	(8.99)
Less distributions from net realized gain	—	—	—	—	(0.42)
Net asset value, end of period	$27.89	$24.42	$22.55	$18.88	$24.36
Total Return†	14.21%	8.29%	19.44%	(22.50)%	(26.72)%
Ratios to Average Net Assets(1):
Expenses	1.01%	0.97%	0.91%	0.89%	0.81%
Net investment income (loss)	(0.30)%	0.29%	0.14%	0.19%	0.68%
Supplemental Data:
Net assets, end of period, in thousands	$1,292,126	$259,778	$289,619	$224,296	$298,624
Portfolio turnover rate	65%	131%	264%	306%	380%

‡

The per share amounts were computed using an average number of shares outstanding during the period.

†

Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)

Reflects overall Fund ratios for investment income and non-class specific expenses.

30

Class B Shares

For the Year Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data:
Net asset value, beginning of period	$23.07	$21.47	$18.12	$23.56	$32.94
Income (loss) from investment operations:
Net investment loss‡	(0.24)	(0.10)	(0.13)	(0.12)	(0.03)
Net realized and unrealized gain (loss)	3.31	1.70	3.48	(5.32)	(8.93)
Total income (loss) from investment operations	3.07	1.60	3.35	(5.44)	(8.96)
Less distributions from net realized gain	—	—	—	—	(0.42)
Net asset value, end of period	$26.14	$23.07	$21.47	$18.12	$23.56
Total Return†	13.31%	7.45%	18.49%	(23.09)%	(27.30)%
Ratios to Average Net Assets(1):
Expenses	1.76%	1.73%	1.71%	1.67%	1.61%
Net investment loss	(1.05)%	(0.47)%	(0.66)%	(0.59)%	(0.12)%
Supplemental Data:
Net assets, end of period, in millions	$1,302	$2,968	$3,952	$3,886	$6,192
Portfolio turnover rate	65%	131%	264%	306%	380%

‡

The per share amounts were computed using an average number of shares outstanding during the period.

†

Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)

Reflects overall Fund ratios for investment income and non-class specific expenses.

31

Financial Highlights (Continued)

Class C Shares

For the Year Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data:
Net asset value, beginning of period	$22.84	$21.25	$17.93	$23.31	$32.58
Income (loss) from investment operations:
Net investment loss‡	(0.24)	(0.10)	(0.13)	(0.11)	(0.03)
Net realized and unrealized gain (loss)	3.29	1.69	3.45	(5.27)	(8.82)
Total income (loss) from investment operations	3.05	1.59	3.32	(5.38)	(8.85)
Less distributions from net realized gain	—	—	—	—	(0.42)
Net asset value, end of period	$25.89	$22.84	$21.25	$17.93	$23.31
Total Return†	13.35%	7.48%	18.52%	(23.08)%	(27.29)%
Ratios to Average Net Assets(1):
Expenses	1.73%	1.71%	1.71%	1.59%	1.61%
Net investment loss	(1.02)%	(0.45)%	(0.66)%	(0.51)%	(0.12)%
Supplemental Data:
Net assets, end of period, in thousands	$126,506	$154,078	$197,578	$154,426	$227,574
Portfolio turnover rate	65%	131%	264%	306%	380%

‡

The per share amounts were computed using an average number of shares outstanding during the period.

†

Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)

Reflects overall Fund ratios for investment income and non-class specific expenses.

32

Class D Shares

For the Year Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data:
Net asset value, beginning of period	$24.91	$22.95	$19.18	$24.69	$34.15
Income (loss) from investment operations:
Net investment income (loss)‡	(0.01)	0.13	0.07	0.09	0.23
Net realized and unrealized gain (loss)	3.61	1.83	3.70	(5.60)	(9.27)
Total income (loss) from investment operations	3.60	1.96	3.77	(5.51)	(9.04)
Less distributions from net realized gain	—	—	—	—	(0.42)
Net asset value, end of period	$28.51	$24.91	$22.95	$19.18	$24.69
Total Return†	14.45%	8.54%	19.66%	(22.32)%	(26.56)%
Ratios to Average Net Assets(1):
Expenses	0.76%	0.73%	0.71%	0.67%	0.61%
Net investment income (loss)	(0.05)%	0.53%	0.34%	0.41%	0.88%
Supplemental Data:
Net assets, end of period, in thousands	$558,680	$626,205	$720,903	$458,680	$431,754
Portfolio turnover rate	65%	131%	264%	306%	380%

‡

The per share amounts were computed using an average number of shares outstanding during the period.

†

Calculated based on the net asset value as of the last business day of the period.

(1)

Reflects overall Fund ratios for investment income and non-class specific expenses.

33

Notes

34

35

Notes (Continued)

36

Morgan Stanley Funds

EQUITY

BLEND/CORE

Dividend Growth Securities

Multi-Asset Class Fund

Total Return Trust

DOMESTIC HYBRID

Allocator Fund

Balanced Growth Fund

Balanced Income Fund

Income Builder Fund

Strategist Fund

Global/International

European Equity Fund

Global Advantage Fund

Global Dividend Growth Securities

International Fund

International SmallCap Fund

International Value Equity Fund

Japan Fund

Pacific Growth Fund

Growth

Aggressive Equity Fund

American Opportunities Fund

Capital Opportunities Trust

Developing Growth Securities Trust

Growth Fund

Special Growth Fund

INDEX

Equally-Weighted S&P 500 Fund

Nasdaq-100 Index Fund

S&P 500 Index Fund

Total Market Index Fund

Specialty

Convertible Securities Trust

Financial Services Trust

Global Utilities Fund

Health Sciences Trust

Natural Resource Development Securities

Real Estate Fund

Utilities Fund

VALUE

Fundamental Value Fund

Mid-Cap Value Fund

Small-Mid Special Value Fund

Special Value Fund

Value Fund

FIXED INCOME

TAXABLE SHORT TERM

Limited Duration Fund*†

Limited Duration U.S. Treasury Trust*

TAXABLE INTERMEDIATE TERM

Flexible Income Trust

High Yield Securities

Income Trust

Mortgage Securites Trust

U.S. Government Securities Trust

Tax-Free

California Tax-Free Income Fund

Limited Term Municipal Trust*†

New York Tax-Free Income Fund

Tax-Exempt Securities Trust

MONEY MARKET*

TAXABLE

Liquid Asset Fund

U.S. Government Money Market

TAX-FREE

California Tax-Free Daily Income Trust

New York Municipal Money Market Trust

Tax-Free Daily Income Trust

There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple classes of shares.

*

Single-Class Fund(s)

†

No-Load (Mutual) Fund

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about
the Fund or to make shareholder inquiries, please call toll-
free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site.

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's (the ‘‘SEC’’) Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

Ticker Symbols:
Class A:	AMOAX	Class B:	AMOBX
Class C:	AMOCX	Class D:	AMODX

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-2978)

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

© 2006 Morgan Stanley

CLF# 37920PRO-00
Morgan Stanley Funds
Morgan Stanley
American
Opportunities Fund
37920 04/06
Prospectus
April 28, 2006

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley American Opportunities Fund performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.
Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report
For the year ended December 31, 2005

Total Return for the 12 Months Ended December 31, 2005

Class A	Class B	Class C	Class D	Russell 1000® Growth Index[1]	Lipper Large-Cap Growth Funds Index[2]
14.21%	13.31%	13.35%	14.45%	5.26%	7.58%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

After rallying briskly in the final months of 2004, the stock market began 2005 on rockier ground. Stocks retreated amid profit taking and deteriorating investor sentiment. Investors grew increasingly apprehensive about soaring energy prices, inflationary pressures, the Federal Open Market Committee's (the Fed) interest rate tightenings, and the pace of economic growth. The misfortunes of the auto industry raised questions as to the strength of the U.S. economy. Sentiment was much improved by late spring, however. Encouraging economic data, increased consumer confidence, abating inflationary fears and generally good corporate earnings announcements boosted stocks, despite protracted highs in energy prices.

The markets entered choppier waters in August. Mixed economic data and additional increases in the federal funds rate unsettled investors. The Gulf Coast hurricanes sent oil prices spiking and heightened anxiety about the economy. However, as October wound to a close, the stock market showed signs of renewed optimism. Falling oil prices, better-than-expected economic data, the nomination of Ben Bernanke to head the Federal Reserve, and strengthening consumer trends lifted investor sentiment. Stocks continued to advance through November, buoyed by indications that the Fed might soon slow the pace of rate increases, encouraging consumer confidence data, continued declines in oil prices, strong retail trends (excluding the beleaguered auto industry), and acceptable housing data.

Stocks delivered a more muted performance in December as cross currents buffeted the market. Record gold prices, the ongoing struggles of the auto industry, an additional Fed tightening and trends in bond market yields rekindled concern. Yet, the market found positive signals as well. These included favorable productivity, employment and consumer confidence data; consolidation activity in the oil industry; corporate litigation developments; and notes from the Fed's meeting minutes which suggested that its tightening cycle could be nearer to an end.

2

Performance Analysis

Morgan Stanley American Opportunities Fund outperformed the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Index for the 12 months ended December 31, 2005, assuming no deduction of applicable sales charges.

The Fund outperformed the Russell 1000 Growth Index due in large part to positive stock selection. Sector allocations were also beneficial. Positioning in the energy, financial services and consumer discretionary sectors contributed most to the Fund's returns versus its benchmark.

Within energy, stock selection in crude oil producers added significantly to relative performance. Exposure to the coal industry proved advantageous, as did the Fund's overall overweight to the energy sector versus the Russell index. Stock selection in the financial services sector also had a favorable impact on relative performance, driven primarily by stock selection in banks outside of New York, followed by financial information services and diversified financial services. Within consumer discretionary, stock selection in consumer electronics was a boon to relative performance. Stock selection in retail companies was beneficial as well. These positives more than offset the negative influence of an overweight to the sector, which lagged other areas of the market.

The Fund's return was tempered by its materials and processing holdings. Here, gold exposure was detrimental, as was a sector overweight. Consumer staples were another area of weakness. Stock

Investment Strategy

The Fund normally invests at least 65 percent of its assets in a diversified portfolio of common stocks (including depositary receipts). At least 80 percent of the Fund's assets are invested in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities. The Fund's ‘‘Investment Adviser,’’ Morgan Stanley Investment Advisors Inc., follows a flexible investment program in seeking to achieve the Fund's investment objective. The Investment Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

3

selection in the drugs and grocery store chains industry and the soaps and household chemicals industry were principal detractors.

As of the close of the period, consumer discretionary was the largest sector weighting in the Fund, followed by healthcare and technology. The Fund's consumer discretionary position was overweighted versus the Russell benchmark, while healthcare and technology were underweighted versus the Index.

There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS
Google, Inc. (Class A)	6.1%
Ultra Petroleum Corp. (Canada)	5.1
UnitedHealth Group Inc.	4.5
eBay, Inc.	4.4
Apple Computer, Inc.	3.7
Sumitomo Mitsui Financial Group, Inc.	3.7
Yahoo!, Inc.	3.7
Target Corp.	3.7
Alcon, Inc. (Switzerland)	3.5
Monsanto Co.	3.2

TOP FIVE INDUSTRIES
Internet Software/Services	9.7%
Medical Specialties	7.3
Oil & Gas Production	6.8
Biotechnology	6.7
Computer Processing Hardware	6.2

Data as of December 31, 2005. Subject to change daily. All percentages for top 10 holdings and top five industries are as a percentage of net assets. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information
About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public Web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

4

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

5

Performance Summary

Performance of $10,000 Investment — Class B

6

Average Annual Total Returns — Period Ended December 31, 2005

	Class A Shares* (since 07/28/97)		Class B Shares** (since 03/27/80)		Class C Shares† (since 07/28/97)		Class D Shares†† (since 07/28/97)
Symbol	AMOAX		AMOBX		AMOCX		AMODX
1 Year	14.21%	(3)	13.31%	(3)	13.35%	(3)	14.45%	(3)
	8.21	(4)	8.31	(4)	12.35	(4)	—
5 Years	(3.45)	(3)	(4.21)	(3)	(4.18)	(3)	(3.24)	(3)
	(4.48)	(4)	(4.59)	(4)	(4.18)	(4)	—
10 Years	—		7.30	(3)	—		—
	—		7.30	(4)	—		—
Since Inception	5.61	(3)	11.71	(3)	4.80	(3)	5.84	(3)
	4.93	(4)	11.71	(4)	4.80	(4)	—

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class D shares will vary due to differences in sales charges and expenses.
*	The maximum front-end sales charge for Class A is 5.25%.
**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
†	The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.
††	Class D has no sales charge.
(1)	The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(2)	The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.
(3)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(4)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
‡	Ending value assuming a complete redemption on December 31, 2005.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/05 – 12/31/05.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	07/01/05	12/31/05	07/01/05 – 12/31/05
Class A
Actual (15.92% return)	$1,000.00	$1,159.20	$5.50
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.11	$5.14
Class B
Actual (15.46% return)	$1,000.00	$1,154.60	$9.56
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.33	$8.94
Class C
Actual (15.48% return)	$1,000.00	$1,154.80	$9.56
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.33	$8.94
Class D
Actual (16.04% return)	$1,000.00	$1,160.40	$4.14
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.37	$3.87

*	Expenses are equal to the Fund's annualized expense ratio of 1.01%, 1.76%, 1.76% and 0.76% for Class A, Class B, Class C and Class D shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

Morgan Stanley American Opportunities Fund

Portfolio of Investments December 31, 2005

NUMBER OF SHARES		VALUE
	Common Stocks (98.7%)
	Advertising/Marketing Services (2.3%)
834,756	Getty Images, Inc.*	$74,518,668
	Apparel/Footwear Retail (1.2%)
890,400	Chico's FAS, Inc.*	39,115,272
	Biotechnology (6.7%)
736,900	Amgen Inc.*	58,111,934
689,500	Genentech, Inc.*	63,778,750
652,300	Genzyme Corp.*	46,169,794
1,010,724	Gilead Sciences, Inc.*	53,194,404
		221,254,882
	Casino/Gaming (1.0%)
462,800	Station Casinos, Inc.	31,377,840
	Chemicals: Agricultural (4.4%)
1,356,250	Monsanto Co.	105,150,063
491,000	Potash Corp. of Saskatchewan, Inc. (Canada)	39,388,020
		144,538,083
	Coal (2.1%)
848,200	Peabody Energy Corp.	69,908,644
	Computer Processing Hardware (6.2%)
1,691,100	Apple Computer, Inc.*	121,573,179
2,703,250	Dell, Inc.*	81,070,468
		202,643,647
	Data Processing Services (1.1%)
767,800	CheckFree Corp.*	35,242,020
	Discount Stores (3.7%)
2,193,900	Target Corp.	120,598,683
	Electronics/Appliance Stores (1.7%)
1,281,550	Best Buy Co., Inc.	55,721,794
	Financial Publishing/ Services (2.3%)
1,229,700	Moody's Corp.	75,528,174
	Home Improvement Chains (1.8%)
1,423,700	Home Depot, Inc. (The)	$57,631,376
	Hotels/Resorts/Cruiselines (3.1%)
1,887,700	Carnival Corp. (Panama)	100,935,319
	Industrial Conglomerates (1.0%)
975,300	General Electric Co.	34,184,265
	Information Technology Services (0.8%)
509,100	Cognizant Technology Solutions Corp. (Class A)*	25,633,185
	Internet Software/Services (9.7%)
479,650	Google, Inc. (Class A)*	198,987,599
3,081,900	Yahoo!, Inc.*	120,748,842
		319,736,441
	Investment Banks/Brokers (4.4%)
60,000	Chicago Mercantile Exchange Holdings, Inc.	22,049,400
772,875	Goldman Sachs Group, Inc. (The)	98,703,866
1,591,800	Schwab (Charles) Corp. (The)	23,351,706
		144,104,972
	Major Banks (3.7%)
11,400	Sumitomo Mitsui Financial Group, Inc. (Japan)	120,762,712
	Major Telecommunications (2.9%)
4,062,419	Sprint Nextel Corp.	94,898,108
	Managed Health Care (4.4%)
2,351,100	UnitedHealth Group Inc.	146,097,354
	Medical Specialties (7.3%)
895,400	Alcon, Inc. (Switzerland)	116,043,840
494,000	Dade Behring Holdings, Inc.	20,199,660
218,800	INAMED Corp.*	19,184,384
1,100,500	Medtronic, Inc.	63,355,785
414,700	St. Jude Medical, Inc.*	20,817,940
		239,601,609

See Notes to Financial Statements

9

Morgan Stanley American Opportunities Fund

Portfolio of Investments December 31, 2005 continued

NUMBER OF SHARES		VALUE
	Miscellaneous Commercial Services (0.4%)
376,100	Bright Horizons Family Solutions, Inc.*	$13,934,505
	Multi-Line Insurance (1.2%)
445,400	Hartford Financial Services Group, Inc. (The)	38,255,406
	Oil & Gas Production (6.8%)
693,300	EnCana Corp. (Canada)	31,309,428
622,200	Southwestern Energy Co.*	22,361,868
3,017,500	Ultra Petroleum Corp. (Canada)*	168,376,500
		222,047,796
	Other Consumer Services (5.1%)
385,307	Apollo Group, Inc. (Class A)*	23,295,661
3,332,100	eBay, Inc.*	144,113,325
17,549	Homestore, Inc.*	89,500
		167,498,486
	Packaged Software (1.2%)
1,040,700	Adobe Systems, Inc.	38,464,272
	Personnel Services (2.0%)
1,647,400	Monster Worldwide, Inc.*	67,246,868
	Property – Casualty Insurers (1.0%)
11,511	Berkshire Hathaway, Inc. (Class B)*	33,790,540
	Semiconductors (5.2%)
3,524,000	Intel Corp.	87,959,040
1,486,500	Marvell Technology Group, Ltd. (Bermuda)*	83,377,785
		171,336,825
	Specialty Telecommunications (1.5%)
1,818,674	Crown Castle International Corp.*	48,940,517
	Telecommunication Equipment (0.5%)
828,400	Corning, Inc.*	16,286,344
	Wireless Telecommunications (2.0%)
2,236,200	America Movil S.A. de C.V. (Series L) (ADR) (Mexico)	$65,431,212
	Total Common Stocks (Cost $2,428,320,563)	3,237,265,819

PRINCIPAL AMOUNT IN THOUSANDS
Short-Term Investment (1.7%)
Repurchase Agreement
$54,400	Joint repurchase agreement account 4.25% due 01/03/06 (dated 12/30/05; proceeds $54,425,689) (a) (Cost $54,400,000)	54,400,000

Total Investments (Cost $2,482,720,563) (b)	100.4%	3,291,665,819
Liabilities in Excess of Other Assets	(0.4)	(11,943,930)
Net Assets	100.0%	$3,279,721,889

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Collateralized by federal agency and U.S. Treasury obligations.
(b)	The aggregate cost for federal income tax purposes is $2,486,087,616. The aggregate gross unrealized appreciation is $845,946,837 and the aggregate gross unrealized depreciation is $40,368,634, resulting in net unrealized appreciation of $805,578,203.

See Notes to Financial Statements

10

Morgan Stanley American Opportunities Fund

Summary of Investments December 31, 2005

INDUSTRY	VALUE	PERCENT OF NET ASSETS
Internet Software/Services	$319,736,441	9.7%
Medical Specialties	239,601,609	7.3
Oil & Gas Production	222,047,796	6.8
Biotechnology	221,254,882	6.7
Computer Processing Hardware	202,643,647	6.2
Semiconductors	171,336,825	5.2
Other Consumer Services	167,498,486	5.1
Managed Health Care	146,097,354	4.4
Chemicals: Agricultural	144,538,083	4.4
Investment Banks/Brokers	144,104,972	4.4
Major Banks	120,762,712	3.7
Discount Stores	120,598,683	3.7
Hotels/Resorts/Cruiselines	100,935,319	3.1
Major Telecommunications	94,898,108	2.9
Financial Publishing/Services	75,528,174	2.3
Advertising/Marketing Services	74,518,668	2.3
Coal	69,908,644	2.1
Personnel Services	67,246,868	2.0
Wireless Telecommunications	65,431,212	2.0
Home Improvement Chains	$57,631,376	1.8%
Electronics/Appliance Stores	55,721,794	1.7
Repurchase Agreement	54,400,000	1.7
Specialty Telecommunications	48,940,517	1.5
Apparel/Footwear Retail	39,115,272	1.2
Packaged Software	38,464,272	1.2
Multi-Line Insurance	38,255,406	1.2
Data Processing Services	35,242,020	1.1
Industrial Conglomerates	34,184,265	1.0
Property – Casualty Insurers	33,790,540	1.0
Casino/Gaming	31,377,840	1.0
Information Technology Services	25,633,185	0.8
Telecommunication Equipment	16,286,344	0.5
Miscellaneous Commercial Services	13,934,505	0.4
	$3,291,665,819	100.4%

See Notes to Financial Statements

11

Morgan Stanley American Opportunities Fund

Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments in securities, at value (cost $2,482,720,563)	$3,291,665,819
Cash	133,942
Receivable for:
Shares of beneficial interest sold	13,569,960
Dividends	1,725,376
Interest	12,844
Foreign withholding taxes reclaimed	6,304
Prepaid expenses and other assets	214,366
Total Assets	3,307,328,611
Liabilities:
Payable for:
Shares of beneficial interest redeemed	24,128,177
Distribution fee	1,538,302
Investment advisory fee	1,211,562
Administration fee	229,254
Transfer agent fee	173,197
Accrued expenses and other payables	326,230
Total Liabilities	27,606,722
Net Assets	$3,279,721,889
Composition of Net Assets:
Paid-in-capital	$5,996,362,382
Net unrealized appreciation	808,945,476
Accumulated net investment loss	(91,038)
Accumulated net realized loss	(3,525,494,931)
Net Assets	$3,279,721,889
Class A Shares:
Net Assets	$1,292,126,109
Shares Outstanding (unlimited authorized, $.01 par value)	46,330,609
Net Asset Value Per Share	$27.89
Maximum Offering Price Per Share,
(net asset value plus 5.54% of net asset
value)	$29.44
Class B Shares:
Net Assets	$1,302,409,399
Shares Outstanding (unlimited authorized, $.01 par value)	49,818,273
Net Asset Value Per Share	$26.14
Class C Shares:
Net Assets	$126,506,008
Shares Outstanding (unlimited authorized, $.01 par value)	4,886,905
Net Asset Value Per Share	$25.89
Class D Shares:
Net Assets	$558,680,373
Shares Outstanding (unlimited authorized, $.01 par value)	19,594,401
Net Asset Value Per Share	$28.51

Statement of Operations

For the year ended December 31, 2005

Net Investment Loss:
Income
Dividends (net of $312,469 foreign withholding tax)	$21,628,619
Interest	2,517,832
Total Income	24,146,451
Expenses
Distribution fee (Class A shares)	2,329,421
Distribution fee (Class B shares)	17,772,675
Distribution fee (Class C shares)	1,268,640
Investment advisory fee	14,422,611
Transfer agent fees and expenses	7,857,983
Administration fee	2,733,929
Shareholder reports and notices	505,757
Custodian fees	139,350
Professional fees	89,658
Trustees' fees and expenses	50,932
Other	180,239
Total Expenses	47,351,195
Net Investment Loss	(23,204,744)
Net Realized and Unrealized Gain:
Net Realized Gain/Loss on:
Investments	178,226,186
Foreign exchange transactions	(286,422)
Net Realized Gain	177,939,764
Net Change in Unrealized Appreciation/Depreciation on:
Investments	245,165,191
Translation of other assets and liabilities denominated in foreign currencies	(9,843)
Net Appreciation	245,155,348
Net Gain	423,095,112
Net Increase	$399,890,368

See Notes to Financial Statements

12

Morgan Stanley American Opportunities Fund

Financial Statements continued

Statement of Changes in Net Assets

	FOR THE YEAR ENDED DECEMBER 31, 2005	FOR THE YEAR ENDED DECEMBER 31, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(23,204,744)	$(12,364,509)
Net realized gain	177,939,764	328,723,464
Net change in unrealized appreciation	245,155,348	(30,924,233)
Net Increase	399,890,368	285,434,722
Net decrease from transactions in shares of beneficial interest	(1,127,747,583)	(1,437,633,024)
Net Decrease	(727,857,215)	(1,152,198,302)
Net Assets:
Beginning of period	4,007,579,104	5,159,777,406
End of Period (Including accumulated net investment losses of $91,038 and $92,779, respectively)	$3,279,721,889	$4,007,579,104

See Notes to Financial Statements

13

Morgan Stanley American Opportunities Fund

Notes to Financial Statements December 31, 2005

1.   Organization and Accounting Policies

Morgan Stanley American Opportunities Fund (the ‘‘Fund’’) is registered under the Investment Company Act of 1940, as amended (the ‘‘Act’’), as a diversified, open-end management investment company. The Fund’s investment objective is capital growth consistent with an effort to reduce volatility. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and was reorganized as a Massachusetts business trust on April 6, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

Effective August 29, 2005, the Board of Trustees of the Fund approved the implementation of a 2% redemption fee on Class A shares, Class B shares, Class C shares, and Class D shares, which is paid directly to the Fund, for shares redeemed within seven days of purchase. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A.   Valuation of Investments — (1) an equity portfolio security listed or traded on the New York Stock Exchange (‘‘NYSE’’) or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’) determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities

14

Morgan Stanley American Opportunities Fund

Notes to Financial Statements December 31, 2005 continued

trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund’s Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (7) certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Trustees; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B.   Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C.   Repurchase Agreements — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund’s custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D.   Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E.   Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (‘‘forward contracts’’) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and

15

Morgan Stanley American Opportunities Fund

Notes to Financial Statements December 31, 2005 continued

losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F.   Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G.   Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H.   Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2.   Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.345% to the portion of the daily net assets in excess of $4.5 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the ‘‘Administrator’’), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

3.   Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the ‘‘Distributor’’), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the ‘‘Plan’’) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A – up to 0.25% of the average daily net assets of Class A; (ii) Class B – up to 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Plan on July 2, 1984 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Plan’s inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since the Plan’s inception; and (iii) Class C – up to 1.0% of the average daily net assets of Class C.

16

Morgan Stanley American Opportunities Fund

Notes to Financial Statements December 31, 2005 continued

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $53,738,551 at December 31, 2005.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended December 31, 2005, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.97%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 2005, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $1,037, $3,980,262 and $13,077, respectively and received $111,378 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4.   Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2005, aggregated $2,180,563,059 and $3,284,154,169, respectively. Included in the aforementioned are purchases and sales with other Morgan Stanley funds of $11,398,047 and $9,288,315, respectively, including a net realized gain of $1,566,210.

For the year ended December 31, 2005, the Fund incurred brokerage commissions of $520,952 with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees

17

Morgan Stanley American Opportunities Fund

Notes to Financial Statements December 31, 2005 continued

voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended December 31, 2005 included in Trustees' fees and expenses in the Statement of Operations amounted to $6,339. At December 31, 2005, the Fund had an accrued pension liability of $85,952 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the ‘‘Compensation Plan’’) which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5.   Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These ‘‘book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2005, the tax-basis components of accumulated losses were as follows:

Net accumulated earnings	—
Capital loss carryforward*	$(3,522,127,485)
Temporary differences	(91,431)
Net unrealized appreciation	805,578,423
Total accumulated losses	$(2,716,640,493)

*During the year ended December 31, 2005, the Fund utilized $170,811,494 of its net capital loss carryforward. As of December 31, 2005, the Fund had a net capital loss carryforward of $3,522,127,485 of which $30,811,713 will expire on December 31, 2008, $2,265,388,652 will expire on December 31, 2009 and $1,225,927,120 will expire on December 31, 2010 to offset future capital gains to the extent provided by regulations.

18

Morgan Stanley American Opportunities Fund

Notes to Financial Statements December 31, 2005 continued

As of December 31, 2005, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to foreign currency losses and a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $23,930,054, accumulated net realized loss was credited $723,569 and accumulated net investment loss was credited $23,206,485.

6.   Purposes of and Risks Relating to Certain Financial Instruments

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

19

Morgan Stanley American Opportunities Fund

Notes to Financial Statements December 31, 2005 continued

7.   Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2005		FOR THE YEAR ENDED DECEMBER 31, 2004
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	1,366,195	$33,994,427	2,335,766	$52,316,549
Conversion from Class B	47,362,373	1,082,837,784	—	—
Redeemed	(13,035,004)	(326,922,331)	(4,541,282)	(102,875,168)
Net increase (decrease) – Class A	35,693,564	789,909,880	(2,205,516)	(50,558,619)
CLASS B SHARES
Sold	1,433,568	33,524,479	3,019,869	64,996,475
Conversion to Class A	(50,278,216)	(1,082,837,784)	—	—
Redeemed	(29,956,659)	(685,772,284)	(58,462,641)	(1,253,590,514)
Net decrease – Class B	(78,801,307)	(1,735,085,589)	(55,442,772)	(1,188,594,039)
CLASS C SHARES
Sold	251,556	5,848,990	451,006	9,580,261
Redeemed	(2,111,004)	(48,377,586)	(3,003,223)	(63,766,540)
Net decrease – Class C	(1,859,448)	(42,528,596)	(2,552,217)	(54,186,279)
CLASS D SHARES
Sold	2,151,352	53,845,183	3,943,420	90,709,288
Redeemed	(7,692,473)	(193,888,461)	(10,217,447)	(235,003,375)
Net decrease – Class D	(5,541,121)	(140,043,278)	(6,274,027)	(144,294,087)
Net decrease in Fund	(50,508,312)	$(1,127,747,583)	(66,474,532)	$(1,437,633,024)

8.   Legal Matters

The Investment Adviser, certain affiliates of the Investment Adviser, certain officers of such affiliates and certain investment companies advised by the Investment Adviser or its affiliates, including the Fund, are named as defendants in a consolidated class action. This consolidated action also names as defendants certain individual Trustees and Directors of the Morgan Stanley funds. The consolidated amended complaint, filed in the United States District Court Southern District of New York on April 16, 2004, generally alleges that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment Adviser and certain affiliates of the Investment Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Investment

20

Morgan Stanley American Opportunities Fund

Notes to Financial Statements December 31, 2005 continued

Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Investment Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants have moved to dismiss the action and intend to otherwise vigorously defend it. On March 9, 2005, Plaintiffs sought leave to supplement their complaint to assert claims on behalf of other investors. While the Fund and Adviser believe that each has meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage of the litigation, and no provision has been made in the Fund’s financial statements for the effect, if any, of this matter.

21

Morgan Stanley American Opportunities Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED DECEMBER 31
	2005	2004	2003	2002	2001
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$24.42	$22.55	$18.88	$24.36	$33.77
Income (loss) from investment operations:
Net investment income (loss)‡	(0.08)	0.07	0.03	0.04	0.18
Net realized and unrealized gain (loss)	3.55	1.80	3.64	(5.52)	(9.17)
Total income (loss) from investment
operations	3.47	1.87	3.67	(5.48)	(8.99)
Less distributions from net realized gain	—	—	—	—	(0.42)
Net asset value, end of period	$27.89	$24.42	$22.55	$18.88	$24.36
Total Return†	14.21%	8.29%	19.44%	(22.50)%	(26.72)%
Ratios to Average Net Assets(1):
Expenses	1.01%	0.97%	0.91%	0.89%	0.81%
Net investment income (loss)	(0.30)%	0.29%	0.14%	0.19%	0.68%
Supplemental Data:
Net assets, end of period, in thousands	$1,292,126	$259,778	$289,619	$224,296	$298,624
Portfolio turnover rate	65%	131%	264%	306%	380%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

22

Morgan Stanley American Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31
	2005	2004	2003	2002	2001
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$23.07	$21.47	$18.12	$23.56	$32.94
Income (loss) from investment operations:
Net investment loss‡	(0.24)	(0.10)	(0.13)	(0.12)	(0.03)
Net realized and unrealized gain (loss)	3.31	1.70	3.48	(5.32)	(8.93)
Total income (loss) from investment operations	3.07	1.60	3.35	(5.44)	(8.96)
Less distributions from net realized gain	—	—	—	—	(0.42)
Net asset value, end of period	$26.14	$23.07	$21.47	$18.12	$23.56
Total Return†	13.31%	7.45%	18.49%	(23.09)%	(27.30)%
Ratios to Average Net Assets(1):
Expenses	1.76%	1.73%	1.71%	1.67%	1.61%
Net investment loss	(1.05)%	(0.47)%	(0.66)%	(0.59)%	(0.12)%
Supplemental Data:
Net assets, end of period, in millions	$1,302	$2,968	$3,952	$3,886	$6,192
Portfolio turnover rate	65%	131%	264%	306%	380%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

23

Morgan Stanley American Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31
	2005	2004	2003	2002	2001
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$22.84	$21.25	$17.93	$23.31	$32.58
Income (loss) from investment operations:
Net investment loss‡	(0.24)	(0.10)	(0.13)	(0.11)	(0.03)
Net realized and unrealized gain (loss)	3.29	1.69	3.45	(5.27)	(8.82)
Total income (loss) from investment operations	3.05	1.59	3.32	(5.38)	(8.85)
Less distributions from net realized gain	—	—	—	—	(0.42)
Net asset value, end of period	$25.89	$22.84	$21.25	$17.93	$23.31
Total Return†	13.35%	7.48%	18.52%	(23.08)%	(27.29)%
Ratios to Average Net Assets(1):
Expenses	1.73%	1.71%	1.71%	1.59%	1.61%
Net investment loss	(1.02)%	(0.45)%	(0.66)%	(0.51)%	(0.12)%
Supplemental Data:
Net assets, end of period, in thousands	$126,506	$154,078	$197,578	$154,426	$227,574
Portfolio turnover rate	65%	131%	264%	306%	380%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

24

Morgan Stanley American Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31
	2005	2004	2003	2002	2001
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period	$24.91	$22.95	$19.18	$24.69	$34.15
Income (loss) from investment operations:
Net investment income (loss)‡	(0.01)	0.13	0.07	0.09	0.23
Net realized and unrealized gain (loss)	3.61	1.83	3.70	(5.60)	(9.27)
Total income (loss) from investment operations	3.60	1.96	3.77	(5.51)	(9.04)
Less distributions from net realized gain	—	—	—	—	(0.42)
Net asset value, end of period	$28.51	$24.91	$22.95	$19.18	$24.69
Total Return†	14.45%	8.54%	19.66%	(22.32)%	(26.56)%
Ratios to Average Net Assets(1):
Expenses	0.76%	0.73%	0.71%	0.67%	0.61%
Net investment income (loss)	(0.05)%	0.53%	0.34%	0.41%	0.88%
Supplemental Data:
Net assets, end of period, in thousands	$558,680	$626,205	$720,903	$458,680	$431,754
Portfolio turnover rate	65%	131%	264%	306%	380%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

25

Morgan Stanley American Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley American Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley American Opportunities Fund (the ‘‘Fund’’), including the portfolio of investments, as of December 31, 2005, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley American Opportunities Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 21, 2006

26

Morgan Stanley American Opportunities Fund

Trustee and Officer Information

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Michael Bozic (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private Investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	197	Director of various business organizations.
Edwin J. Garn (73) 1031 N. Chartwell Court Salt Lake City, UT 84103	Trustee	Since January 1993	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (2000-2004) (lobbying and consulting firm); United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	197	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation); United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

Wayne E. Hedien (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since September 1997	Retired; Director or Trustee of the Retail Funds; (Since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	197	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; director of various other business and charitable organizations.

27

Morgan Stanley American Opportunities Fund

Trustee and Officer Information continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Dr. Manuel H. Johnson (56) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	197	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).
Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since July 2003	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	198	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.
Michael E. Nugent (69) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Trustee	Since July 1991	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	197	None.
Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since July 2003	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	198	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

28

Morgan Stanley American Opportunities Fund

Trustee and Officer Information continued

Interested Trustees:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Charles A. Fiumefreddo (72) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Chairman of the Board and Trustee	Since July 1991	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	197	None.
James F. Higgins (57) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of the Distributor and Dean Witter Realty Inc.; previously President and Chief Operating Officer of the Private Client Group of Morgan Stanley (May 1999-August 2000), and President and Chief Operating Officer of Individual Securities of Morgan Stanley (February 1997-May 1999).	197	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’) (the ‘‘Retail Funds’’).
**	The dates referenced below indicating commencement of services as Director/Trustee for the Retail Funds and the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the ‘‘Institutional Funds’’) reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.
***	The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

29

Morgan Stanley American Opportunities Fund

Trustee and Officer Information continued

Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Ronald E. Robison (66) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	Since May 2003	President (since September 2005) and Principal Executive Officer of funds in the Fund Complex (since May 2003); Managing Director of Morgan Stanley & Co. Incorporated and Morgan Stanley; Managing Director and Director of Morgan Stanley Investment Management Inc., Morgan Stanley Distribution Inc. and Morgan Stanley Distributors Inc.; Managing Director, Chief Administrative Officer and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Chief Executive Officer and Director of Morgan Stanley Trust; Director of Morgan Stanley SICAV (since May 2004); President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; previously, Executive Vice President (July 2003-September 2005) of funds in the Fund Complex and the Van Kampen Funds. He was also previously President and Director of the Institutional Funds (March 2001-July 2003), Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Chief Executive Officer and Chairman of Van Kampen Investor Services.
J. David Germany (51) 25 Cabot Square, Canary Wharf, London, United Kingdom E144QA	Vice President	Since February 2006	Managing Director and Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management. Managing Director and Director of Morgan Stanley Investment Management Ltd. Vice President (since February 2006) of the Morgan Stanley Retail Funds and Morgan Stanley Institutional Funds.
Dennis F. Shea (52) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006	Managing Director and Chief Investment Officer − Global Equity of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Van Kampen Asset Management. Vice President (since February 2006) of the Morgan Stanley Retail Funds and Morgan Stanley Institutional Funds. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley.
Barry Fink (50) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	General Counsel (since May 2000) and Managing Director (since December 2000) of Morgan Stanley Investment Management; Managing Director (since December 2000) of the Investment Adviser and the Administrator; Vice President of the Retail Funds; Assistant Secretary of Morgan Stanley DW; Vice President of the Institutional Funds (since July 2003); Managing Director, Secretary and Director of the Distributor; previously Secretary (February 1997-July 2003) and General Counsel (February 1997-April 2004) of the Retail Funds; previously Secretary (1997-2006) and Director (1997-2005) of the Investment Adviser and the Administrator; and Secretary and Director of the Distributor (1997-2005).

30

Morgan Stanley American Opportunities Fund

Trustee and Officer Information continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Amy R. Doberman (43) 1221 Avenue of Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management; Managing Director (since July 2004) and Secretary (since February 2006) of Morgan Stanley Investment Management Inc. and the Investment Adviser; Managing Director and Secretary of the Distributor (since February 2006); Managing Director (since February 2005) and Secretary (since February 2006) of the Administrator; Vice President of the Institutional and Retail Funds (since July 2004); various positions with the Van Kampen Funds and certain of their service providers; previously, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000-July 2004).
Carsten Otto (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management Inc. (since October 2004); Managing Director of the Investment Adviser and Morgan Stanley Investment Management Inc.; formerly Assistant Secretary and Assistant General Counsel of the Morgan Stanley Retail Funds.
Stefanie V. Chang (39) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2003	Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and the Investment Adviser; Vice President of the Institutional Funds (since December 1997) and the Retail Funds (since July 2003); various positions with the Van Kampen Funds; formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance US LLP).
Francis J. Smith (40) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and the Administrator (since December 2001); previously, Vice President of the Retail Funds (September 2002-July 2003); Vice President of the Investment Adviser and the Administrator (August 2000-November 2001).
Thomas F. Caloia (59) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Vice President	Since July 2003	Executive Director (since December 2002) and Assistant Treasurer of the Investment Adviser, the Distributor and the Administrator; previously Treasurer of the Retail Funds (April 1989-July 2003); formerly First Vice President of the Investment Adviser, the Distributor and the Administrator.

Mary E. Mullin (38) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since July 2003	Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and the Investment Adviser; Secretary of the Institutional Funds (since June 1999) and the Retail Funds (since July 2003); formerly practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

*	This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
**	The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

31

Trustees

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

Officers

Charles A. Fiumefreddo
Chairman of the Board

Ronald E. Robison
President and Principal Executive Officer

J. David Germany
Vice President

Dennis F. Shea
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Thomas F. Caloia
Vice President

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Investment Adviser

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

© 2005 Morgan Stanley

37920RPT-RA06-00107P-Y12/05	MORGAN STANLEY FUNDS
Morgan Stanley American Opportunities Fund Annual Report December 31, 2005

April 26, 2006

Supplement

SUPPLEMENT DATED APRIL 26, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY GROWTH FUND
Dated July 29, 2005

On April 25, 2006, the Board of Trustees of the Morgan Stanley Growth Fund (the ‘‘Fund’’) approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley American Opportunities Fund (‘‘American Opportunities’’), pursuant to which substantially all of the assets of the Fund would be combined with those of American Opportunities and shareholders of the Fund would become shareholders of American Opportunities, receiving shares of American Opportunities equal to the value of their holdings in the Fund (the ‘‘Reorganization’’). Each shareholder of the Fund will receive the Class of shares of American Opportunities that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders to be held during the third quarter of 2006. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning American Opportunities will be distributed to shareholders of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

37977SPT-04

September 23, 2005

Supplement

SUPPLEMENT DATED SEPTEMBER 23, 2005 TO THE PROSPECTUSES OF

Morgan Stanley Biotechnology Fund, dated July 30, 2004
Morgan Stanley European Equity Fund Inc., dated December 30, 2004
Morgan Stanley Financial Services Trust, dated July 30, 2004
Morgan Stanley Global Advantage Fund, dated July 30, 2004
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Health Sciences Trust, dated September 30, 2004
Morgan Stanley High Yield Securities Inc., dated October 29, 2004
Morgan Stanley Information Fund, dated July 29, 2005
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International SmallCap Fund, dated July 30, 2004
Morgan Stanley International Value Equity Fund, dated October 29, 2004
Morgan Stanley Japan Fund, dated July 30, 2004
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley Pacific Growth Fund Inc., dated December 30, 2004
Morgan Stanley Real Estate Fund, dated March 30, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Special Value Fund, dated September 30, 2004
Morgan Stanley Utilities Fund, dated April 29, 2005
(‘‘Group I Funds’’)

Morgan Stanley Aggressive Equity Fund, dated September 30, 2004
Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley California Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Convertible Securities Trust, dated November 30, 2004
Morgan Stanley Developing Growth Securities Trust, dated November 30, 2004
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated August 30, 2004
Morgan Stanley Flexible Income Trust, dated December 30, 2004
Morgan Stanley Fundamental Value Fund, dated November 30, 2004
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Income Builder Fund, dated November 30, 2004
Morgan Stanley Income Trust, dated October 29, 2004
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Limited Duration Fund, dated August 29, 2005
Morgan Stanley Limited Duration U.S. Treasury Trust, dated July 30, 2004
Morgan Stanley Limited Term Municipal Trust, dated July 29, 2005
Morgan Stanley Mid-Cap Value Fund, dated October 29, 2004
Morgan Stanley Mortgage Securities Trust, dated December 30, 2004
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley S&P 500 Index Fund, dated October 29, 2004

Morgan Stanley Small-Mid Special Value Fund, dated August 29, 2005
Morgan Stanley Strategist Fund, dated September 30, 2004
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley Total Market Index Fund, dated October 29, 2004
Morgan Stanley Total Return Trust, dated September 30, 2004
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Value Fund, dated November 30, 2004
(‘‘Group II Funds’’)

(Collectively, the ‘‘Funds’’)

The last paragraph of the section of the Fund's Prospectus titled ‘‘How to Sell Shares’’ is hereby deleted and replaced with the following:

Redemption Fee.    Fund shares redeemed within 30 days (in the case of Group I Funds) or seven days (in the case of Group II Funds) of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team and (vi) through check-writing (with respect to Morgan Stanley Limited Duration U.S. Treasury Trust only). The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

79587SPT-01

September 23, 2005

Supplement

SUPPLEMENT DATED SEPTEMBER 23, 2005 TO THE PROSPECTUSES OF

Morgan Stanley Aggressive Equity Fund, dated September 30, 2004
Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley Biotechnology Fund, dated July 30, 2004
Morgan Stanley California Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Convertible Securities Trust, dated November 30, 2004
Morgan Stanley Developing Growth Securities Trust, dated November 30, 2004
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated August 30, 2004
Morgan Stanley European Equity Fund Inc., dated December 30, 2004
Morgan Stanley Financial Services Trust, dated July 30, 2004
Morgan Stanley Flexible Income Trust, dated December 30, 2004
Morgan Stanley Fundamental Value Fund, dated November 30, 2004
Morgan Stanley Global Advantage Fund, dated July 30, 2004
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Health Sciences Trust, dated September 30, 2004
Morgan Stanley High Yield Securities Inc., dated October 29, 2004
Morgan Stanley Income Builder Fund, dated November 30, 2004
Morgan Stanley Income Trust, dated October 29, 2004
Morgan Stanley Information Fund, dated July 29, 2005
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International SmallCap Fund, dated July 30, 2004
Morgan Stanley International Value Equity Fund, dated October 29, 2004
Morgan Stanley Japan Fund, dated July 30, 2004
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Mid-Cap Value Fund, dated October 29, 2004
Morgan Stanley Mortgage Securities Trust, dated December 30, 2004
Morgan Stanley Multi-Asset Class Fund – Domestic Portfolio, dated November 30, 2004
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Pacific Growth Fund Inc., dated December 30, 2004
Morgan Stanley Real Estate Fund, dated March 30, 2005
Morgan Stanley S&P 500 Index Fund, dated October 29, 2004
Morgan Stanley Small-Mid Special Value Fund, dated August 29, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Special Value Fund, dated September 30, 2004
Morgan Stanley Strategist Fund, dated September 30, 2004
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley Total Market Index Fund, dated October 29, 2004
Morgan Stanley Total Return Trust, dated September 30, 2004

Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
Morgan Stanley Value Fund, dated November 30, 2004

(Collectively, the ‘‘Funds’’)

Effective September 30, 2005, the Class A Shares sales charge waiver category for custodial accounts held by a bank or trust company created pursuant to Section 403(b) of the Internal Revenue Code will not be available. Accordingly, the Class A Shares sales charge waiver category related to such custodial accounts found in the section of the Fund's Prospectus titled ‘‘Share Class Arrangements – Class A Shares – Other Sales Charge Waivers’’ is hereby deleted.

Effective October 31, 2005, the second paragraph of the section of the Fund's Prospectus titled ‘‘Share Class Arrangements – Class B Shares’’ is hereby deleted and replaced with the following:

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholders Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

79585SPT-01

August 25, 2005

Supplement

SUPPLEMENT DATED AUGUST 25, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY GROWTH FUND
Dated July 29, 2005

The first sentence of the second paragraph in the section of the Fund's Prospectus titled ‘‘Principal Investment Strategies’’ is hereby deleted and replaced with the following:

The Fund may invest up to 25% of its net assets in foreign securities (including depositary receipts), which may include emerging market securities classified as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs) or foreign U.S. dollar-denominated securities that are traded on a U.S. exchange, or local shares of emerging market countries.

The following paragraph is hereby added as the third paragraph within the section of the Fund's Prospectus titled ‘‘Principal Risks— Foreign Securities’’:

The foreign securities in which the Fund invests may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

37977SPT-03

July 29, 2005

Supplement

SUPPLEMENT DATED JULY 29, 2005 TO THE PROSPECTUSES OF

Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Information Fund, dated July 29, 2005
Morgan Stanley Limited Term Municipal Trust, dated July 29, 2005

(Collectively, the ‘‘Funds’’)

Effective August 29, 2005, the Board of Trustees (the ‘‘Board’’) of the Funds approved the implementation of a 2% redemption fee for Fund shares redeemed within 30 days (in the case of Morgan Stanley Global Dividend Growth Securities (‘‘Global Dividend Growth Securities’’) and Morgan Stanley Information Fund (‘‘Information Fund’’)) or seven days (in the case of Morgan Stanley Growth Fund (‘‘Growth Fund’’) and Morgan Stanley Limited Term Municipal Trust (‘‘Limited Term Municipal Trust’’)) of purchase, subject to certain exceptions discussed below. In addition, effective August 29, 2005, the Board approved the elimination of certain trade/exchange limits currently in effect for the Funds.

Effective, August 29, 2005, with respect to all Funds (except for Limited Term Municipal Trust), the ‘‘Shareholder Fees’’ table in the section of the Prospectus titled ‘‘Fees and Expenses’’ is amended with the following to reflect the redemption fee:

Shareholder Fees

	Class A	Class B	Class C	Class D
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None[2]	5.00%[3]	1.00%[4]	None
Redemption fee^	2.00%	2.00%	2.00%	2.00%

(1)

Reduced for purchases of $25,000 and over.

(2)

Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (‘‘CSDC’’) of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances. With respect to shares purchased prior to December 1, 2004, a CDSC of 1.00% will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3)

The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See ‘‘Share Class Arrangements’’ for a complete discussion of the CDSC.

(4)

Only applicable if you sell your shares within one year after purchase.

^

Payable to the Fund on shares redeemed within 30 days (in the case of Global Dividend Growth Securities and Information Fund) or seven days (in the case of Growth Fund) of purchase. See ‘‘Shareholder Information — How to Sell Shares’’ for more information on redemption fees.

Effective August 29, 2005, with respect to Limited Term Municipal Trust, the following information is added to the top of the table included in the section titled ‘‘Fees and Expenses’’:

Shareholder Fees

Redemption Fee^	2.00%

^

Payable to the Fund on shares redeemed within seven days of purchase. See ‘‘Shareholder Information — How to Sell Shares’’ for more information on redemption fees.

Effective August 29, 2005, the second paragraph in the section of the Prospectus titled ‘‘How to Exchange Shares — Permissible Fund Exchanges’’ is deleted and replaced with the following:

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase. An exchange of Fund shares held for less than 30 days (in the case of Global Dividend Growth Securities and Information Fund) or seven days (in the case of Growth Fund and Limited Term Municipal Trust) from the date of purchase will be subject to the 2% redemption fee described under the section ‘‘How to Sell Shares.’’

Effective August 29, 2005, the following paragraph is added as the last paragraph of the section titled ‘‘How to Sell Shares’’:

Redemption Fee.    Fund shares redeemed within 30 days (in the case of Global Dividend Growth Securities and Information Fund) or seven days (in the case of Growth Fund and Limited Term Municipal Trust) of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee does not apply to systematic withdrawal/exchange plans, pre-approved asset allocation programs, shares received by reinvesting income dividends or capital gain distributions and affiliated fund of funds. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

With respect to trades that occur through omnibus accounts at financial intermediaries, each Fund is currently limited in its ability to monitor trading activity or enforce the redemption fee with respect to customers of such intermediaries. Certain intermediaries may not have the ability to assess a redemption fee.

Effective August 29, 2005, the limitation of a maximum of eight exchanges per calendar year will no longer be in effect. However, certain patterns of exchanges and/or purchase or sale transactions involving the Funds or other Morgan Stanley Funds may result in a Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. Each Fund reserves the right to reject an exchange request for any reason.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

79564SPT-00

[GRAPHIC OMITTED]

                                                            MORGAN STANLEY FUNDS
                                                      Morgan Stanley Growth Fund

                    A mutual fund that seeks long-term growth of capital

[GRAPHIC OMITTED]

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                      Prospectus
                                                                   July 29, 2005

Contents

THE FUND

SHAREHOLDER INFORMATION

MORGAN STANLEY FUNDS......................................  Inside Back Cover

This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

The Fund

[SIDEBAR]

GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

[END SIDEBAR]

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

[GRAPHIC OMITTED]

Morgan Stanley Growth Fund seeks long-term growth of capital.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC OMITTED]

The Fund will normally invest at least 65% of its assets in equity securities primarily of companies having market values or capitalizations of at least $1 billion that the Fund's "Investment Adviser," Morgan Stanley Investment Advisors
Inc., believes exhibit strong earnings and free cash flow growth. The Investment
Adviser seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities. The Investment Adviser emphasizes individual security selection.

The Fund may invest up to 25% of its net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. For purposes of the Fund, companies traded on a
U.S. exchange include companies listed on Nasdaq.

The Investment Adviser follows a flexible investment program in seeking to achieve the Fund's investment objective. The Investment Adviser focuses on companies it believes have consistent or rising earning growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Adviser studies company developments, including business strategy, management focus and financial results. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The
Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a particular time and price. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

                                                                               1

The Fund may also utilize forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
PRINCIPAL RISKS

[GRAPHIC OMITTED]

There is no assurance that the Fund will achieve its investment objective. The
Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Fund.

FOREIGN SECURITIES. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in
U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. In addition, underlying securities represented by depositary receipts generally will be denominated in foreign currencies. If the value of the local currency underlying the Fund's foreign holdings falls relative to the U.S. dollar, the U.S. dollar value of the foreign security (or depositary receipt) will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.
Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of
U.S. issuers and, as such, their price changes may be more volatile.
Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

2

[SIDEBAR]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 10 calendar years.

[END SIDEBAR]

COMMON STOCKS. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

OTHER RISKS. The performance of the Fund also will depend on whether or not the
Investment Adviser is successful in applying the Fund's investment strategies.
The Fund is also subject to other risks from its permissible investments, including the risks associated with convertible securities and forward foreign currency exchange contracts. For more information about these risks, see the
"Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

--------------------------------------------------------------------------------
PAST PERFORMANCE

[GRAPHIC OMITTED]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

[GRAPHIC OMITTED]

1995 ................................... 24.54%
1996 ................................... 19.02%
1997 ................................... 21.91%
1998 ................................... 21.52%
1999 ................................... 39.56%
2000 ...................................-12.05%
2001 ...................................-16.05%
2002 ...................................-28.59%
2003 ................................... 26.22%
2004 ...................................  6.40%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of June 30, 2005 was -0.33%.

                                                                               3

[SIDEBAR]

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's average annual total returns with those of indices that represent a broad measure of market performance, as well as indices that represent a group of similar mutual funds, over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

[END SIDEBAR]

During the periods shown in the bar chart, the highest return for a calendar quarter was 25.09% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -18.47% (quarter ended March 31, 2001).
AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                                                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*

Class A(1): Return Before Taxes                                      1.60%          -7.03%            --            2.47%
            Russell 1000 (Registered Trademark) Growth Index(2)      6.30%          -9.29%                          1.98%
            S&P 500 Index (Registered Trademark)(3)                 10.88%          -2.30%            --            5.10%
            Lipper Large-Cap Growth Funds Index(4)                   7.45%          -9.72%                          1.59%
            Lipper Large-Cap Core Funds Index(5)                     8.29%          -2.98%            --            4.12%
Class B(1): Return Before Taxes                                      1.40%          -6.99%          8.05%             --
            Return After Taxes on Distributions(6)                   1.40%          -7.73%          6.24%             --
            Return After Taxes on Distributions and
            Sale of Fund Shares                                      0.91%          -5.98%          6.42%             --
            Russell 1000 (Registered Trademark) Growth Index(2)      6.30%          -9.29%          9.59%             --
            S&P 500 Index (Registered Trademark)(3)                 10.88%          -2.30%         12.07%             --
            Lipper Large-Cap Growth Funds Index(4)                   7.45%          -9.72%          8.64%             --
            Lipper Large-Cap Core Funds Index(5)                     8.29%          -2.98%         10.26%             --
Class C(1): Return Before Taxes                                      5.49%          -6.70%            --            2.46%
            Russell 1000 (Registered Trademark) Growth Index(2)      6.30%          -9.29%                          1.98%
            S&P 500 Index (Registered Trademark)(3)                 10.88%          -2.30%            --            5.10%
            Lipper Large-Cap Growth Funds Index(4)                   7.45%          -9.72%            --            1.59%
            Lipper Large-Cap Core Funds Index(5)                     8.29%          -2.98%            --            4.12%
Class D(1): Return Before Taxes                                      7.52%          -5.80%            --            3.46%
            Russell 1000 (Registered Trademark) Growth Index(2)      6.30%          -9.29%                          1.98%
            S&P 500 Index (Registered Trademark)(3)                 10.88%          -2.30%            --            5.10%
            Lipper Large-Cap Growth Funds Index(4)                   7.45%          -9.72%                          1.59%
            Lipper Large-Cap Core Funds Index(5)                     8.29%          -2.98%            --            4.12%

* Only shown for shares classes with less than a ten year history.

(1)   Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on May 29, 1992.

(2)   The Russell 1000 (R) Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The Fund's benchmark was changed from the S&P 500 Index to the Russell 1000 Growth
      Index to more accurately reflect the Fund's investable universe.

(3)   The Standard & Poor's 500 Index (S&P 500 Index (R)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)   The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
      Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund is in the Lipper Large-Cap Growth Funds classification as of its latest fiscal year end.

(5)   The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
      Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(6)   These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

4

[SIDEBAR]

SHAREHOLDER FEES

These fees are paid directly from your investment.

ANNUAL FUND OPERATING EXPENSES

These expenses are deducted from the Fund's assets.

[END SIDEBAR]
Included in the table above are the after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from the
Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

--------------------------------------------------------------------------------
FEES AND EXPENSES

[GRAPHIC OMITTED]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four classes of shares: Classes
A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The
Fund does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below. See the "Share Class Arrangements" section for further fee and expense information.

SHAREHOLDER FEES

                                                             CLASS A        CLASS B        CLASS C      CLASS D

  Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                        5.25%(1)        None            None          None
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering price
  or net asset value at redemption)                          None(2)         5.00%(3)        1.00%(4)      None

ANNUAL FUND OPERATING EXPENSES

                                           CLASS A     CLASS B     CLASS C      CLASS D

  Advisory fee*                              0.50%       0.50%       0.50%       0.50%
  Distribution and service (12b-1) fees(5)   0.25%       1.00%       0.97%       None
  Other expenses*                            0.29%       0.29%       0.29%       0.29%
  Total annual Fund operating expenses*      1.04%       1.79%       1.76%       0.79%

*     Expense information in the table has been restated to reflect current fees
      (see "Fund Management").

(1)   Reduced for purchases of $25,000 and over.

(2)   Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of
      1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances. With respect to shares purchased prior to December 1, 2004, a CDSC of 1.00% will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3)   The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)   Only applicable if you sell your shares within one year after purchase.

(5)   The Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%,
      1.00% and 1.00% of the average daily net assets of Class A, Class B and
      Class C, respectively.

                                                                               5

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a
5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

                         IF YOU SOLD YOUR SHARES:                       IF YOU HELD YOUR SHARES:
              ---------------------------------------------- ----------------------------------------------
                 1 YEAR     3 YEARS     5 YEARS    10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
              ---------- ----------- ----------- ----------- ---------- ----------- ----------- -----------

   Class A      $  625      $  839    $  1,069    $  1,729     $  625      $  839    $  1,069    $  1,729
   Class B      $  682      $  863    $  1,170    $  2,105     $  182      $  563    $    970    $  2,105
   Class C      $  279      $  554    $    954    $  2,073     $  179      $  554    $    954    $  2,073
   Class D      $   81      $  252    $    439    $    978     $   81      $  252    $    439    $    978

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

ORDER PROCESSING FEE. Morgan Stanley DW Inc. ("Morgan Stanley DW") charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley
Financial Advisor for more information regarding this fee.

--------------------------------------------------------------------------------
ADDITIONAL INVESTMENT STRATEGY INFORMATION

[GRAPHIC OMITTED]

This section provides additional information relating to the Fund's investment strategies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

CONVERTIBLE SECURITIES. The Fund may invest a portion of its assets in convertible debt or preferred securities.

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with the Fund principal investment strategies when the
Investment Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from

6

an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this
Prospectus shows the Fund's portfolio turnover rate during the past fiscal periods. A portfolio turnover rate of 100%, for example, is equivalent to the
Fund buying and selling all of its securities one time during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION

[GRAPHIC OMITTED]

This section provides additional information relating to the risks of investing in the Fund.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

CONVERTIBLE SECURITIES. The Fund may also invest a portion of its assets in convertible securities, which are debt or preferred securities that generally pay interest or dividends and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Fund's convertible investments may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative characteristics.

--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS

[GRAPHIC OMITTED]

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

                                                                               7

[SIDEBAR]

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $105 billion in assets under management or administration as of June 30, 2005.

[END SIDEBAR]

--------------------------------------------------------------------------------

FUND MANAGEMENT

[GRAPHIC OMITTED]

The Fund has retained the Investment Adviser -- Morgan Stanley Investment
Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan
Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund is managed within the Investment Adviser's U.S. Growth team. Current members of the team primarily responsible for the day-to-day management of the
Fund's portfolio include Dennis P. Lynch and David S. Cohen, Managing Directors
of the Investment Adviser, Sam G. Chainani, an Executive Director of the
Investment Adviser and Alexander Norton, a Vice President of the Investment
Adviser. Mr. Lynch has worked for the Investment Adviser since 1997 and began managing the Fund in June 2004. Prior to June 2004, Mr. Lynch worked in an investment management capacity for the Investment Adviser. Mr. Cohen has worked for the Investment Adviser since 1993 and began managing the Fund in June 2004.
Prior to June 2004, Mr. Cohen worked in an investment management capacity for the Investment Adviser. Mr. Chainani has worked for the Investment Adviser since
1996 and began managing the Fund in June 2004. Prior to June 2004, Mr. Chainani
worked in an investment management capacity for the Investment Adviser. Mr.
Norton has worked for the Investment Adviser since 1999 and began managing the
Fund in 2005. Prior to July 2005, Mr. Norton worked in a research capacity for the Investment Adviser. Mr. Lynch is the lead portfolio manager of the Fund.
Messrs. Cohen, Chainani and Norton are co-portfolio managers. Members of the team collaborate to manage the assets of the Fund.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets pursuant to an investment management agreement (the "Management
Agreement") pursuant to which the Fund paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the
Fund, and for Fund expenses assumed by the Investment Adviser at the following annual rate: 0.80% of the portion of such daily net assets not exceeding $750 million; 0.75% of the portion of such daily net assets exceeding $750 million, but not exceeding $1.5

8

billion; and 0.70% of the portion of such daily net assets exceeding $1.5 billion. For the fiscal year ended March 31, 2005, the Fund paid compensation to the Investment Adviser amounting to 0.67% of the Fund's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.35% of the portion of the daily net assets exceeding $3 billion. The administrative services previously provided to the Fund by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Fund with the
Administrator. Such change resulted in a 0.08% reduction in the investment advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.

                                                                               9

Shareholder Information

--------------------------------------------------------------------------------
PRICING FUND SHARES

[GRAPHIC OMITTED]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each
Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m.
Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost.
However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

10

[SIDEBAR]

CONTACTING A FINANCIAL ADVISOR

If you are new to the Morgan Stanley Funds and would like to contact a Morgan
Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds

[END SIDEBAR]

--------------------------------------------------------------------------------
HOW TO BUY SHARES

[GRAPHIC OMITTED]

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, Morgan Stanley Trust ("Transfer Agent"), in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A,
B, C and D. Class D shares are only offered to a limited group of investors.
Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you.
When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares for any reason.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the
Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

                                                                              11

[SIDEBAR]

EasyInvest (R)

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.

[END SIDEBAR]

MINIMUM INVESTMENT AMOUNTS

                                                                                   MINIMUM INVESTMENT
                                                                               ---------------------------
 INVESTMENT OPTIONS                                                                INITIAL    ADDITIONAL

  Regular Account                                                                $   1,000     $    100
  Individual Retirement Account                                                  $   1,000     $    100
  Coverdell Education Savings Account                                            $     500     $    100
  EasyInvest (R)
  (Automatically from your checking or savings account or Money Market Fund)     $     100*    $    100*

*     Provided your schedule of investments totals $1,000 in 12 months.

There is no minimum investment amount if you purchase Fund shares through: (1)
the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts; or (5) the reinvestment of dividends in additional Fund shares.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES.
To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this
Prospectus.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley
Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Growth Fund.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey
  City, NJ 07303.

--------------------------------------------------------------------------------
LIMITED PORTABILITY

[GRAPHIC OMITTED]

Most Fund shareholders hold their shares with Morgan Stanley DW. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at a limited number of securities dealers or financial intermediaries that have entered into agreements with the Fund's distributor.
After a transfer, you may purchase additional shares of the Morgan Stanley Funds you owned before the transfer, but you may not be able to purchase shares of any other Morgan Stanley Funds or exchange shares of the Fund(s) you own for shares of other Morgan Stanley Funds (as described below under "How to Exchange
Shares"). If you wish to transfer Fund shares

12

to a securities dealer or other financial intermediary that has not entered into an agreement with the Fund's distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the
Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. Other options may also be available;
please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

[GRAPHIC OMITTED]

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury
Trust, without the imposition of an exchange fee. Front end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of this
Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund,
No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares (i)
acquired by exchange or dividend reinvestment, (ii) purchased through the automatic investment plan; and (iii) purchased by wrap-fee accounts that have an automatic rebalancing feature. The current prospectus for each fund describes its investment objective(s), policies and investment minimum, and should be read before investment. Since exchanges are available only into continuously offered
Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley
Fund during its initial offering period, or when shares of a particular Morgan
Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan
Stanley Financial Advisor or other authorized financial representative.
Otherwise, you must forward an exchange privilege authorization form to the
Transfer Agent and then write the Transfer Agent or call toll-free (800)
869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling toll-free (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions, as described above, are received. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

                                                                              13

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock
Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares --
and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per calendar year. Exchange privileges will be suspended if more than eight exchanges out of the Fund are made by a shareholder in a calendar year and further exchange requests will not be processed during that year. This limitation does not apply to the Investment Adviser's asset allocation program or employer-sponsored retirement plans. The Fund reserves the right to reject an exchange request for any reason.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your
Morgan Stanley Financial Advisor or call toll-free (800) 869-NEWS.

--------------------------------------------------------------------------------
HOW TO SELL SHARES

[GRAPHIC OMITTED]

You can sell some or all of your Fund shares at any time. If you sell Class A,
Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

14

OPTIONS            PROCEDURES
--------------------------------------------------------------------------------------------------------------------

Contact Your       To sell your shares, simply call your Morgan Stanley Financial
Financial Advisor  Advisor or other authorized financial representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
--------------------------------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:
                   o your account number;
                   o the name of the Fund;
                   o the dollar amount or the number of shares you wish to sell;
                   o the Class of shares you wish to sell; and
                   o the signature of each owner as it appears on the account.

                   If you are requesting payment to anyone other than the
                   registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                   pre-designated bank account, you will need a signature
                   guarantee. You can obtain a signature guarantee from an
                   eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust toll-free at (800)
                   869-NEWS for a determination as to whether a particular
                   institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                   Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                   Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                   instructions.
--------------------------------------------------------------------------------------------------------------------
Systematic         If your investment in all of the Morgan Stanley Funds has a total
Withdrawal Plan    market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a
                   fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any
                   fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                   Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                   section of this Prospectus.

                   To sign up for the systematic withdrawal plan, contact your
                   Morgan Stanley Financial Advisor or call toll-free (800)
                   869-NEWS. You may terminate or suspend your plan at any time.
                   Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------------------------------------------

                                                                              15

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the
Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this
Prospectus and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial
Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest (Registered Trademark) , if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

16

[SIDEBAR]

TARGETED DIVIDENDS(SM)

You may select to have your Fund distributions automatically invested in other
Classes of Fund shares or Classes of another Morgan Stanley Fund that you own.
Contact your Morgan Stanley Financial Advisor for further information about this service.

[END SIDEBAR]

--------------------------------------------------------------------------------
DISTRIBUTIONS

[GRAPHIC OMITTED]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class
C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and
December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same
Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan
Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

--------------------------------------------------------------------------------
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

[GRAPHIC OMITTED]

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains; and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the
Fund's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The

                                                                              17

market timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.

The Fund's policies with respect to valuing portfolio securities are described in "Shareholder Information-Pricing Fund Shares."

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.
The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "How to Buy Shares," "How to Exchange Shares," and
"How to Sell Shares" sections of this Prospectus. Except as described in each of these sections, and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Fund shares. Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual basis. The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited.
Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

--------------------------------------------------------------------------------
TAX CONSEQUENCES

[GRAPHIC OMITTED]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account ("IRA"), you need to be aware of the possible tax consequences when:

o The Fund makes distributions; and

o You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under current law, a portion of the ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered

18

long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

--------------------------------------------------------------------------------
SHARE CLASS ARRANGEMENTS

[GRAPHIC OMITTED]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and
Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and the annual 12b-1 fees applicable to each Class:

  CLASS     SALES CHARGE                                                                            MAXIMUM ANNUAL 12B-1 FEE

   A        Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more; shares purchased without an initial sales charge are generally subject to a 1.00% CDSC if sold during the first 18
            months*                                                                                         0.25%
   B        Maximum 5.00% CDSC during the first year decreasing to 0% after six years                       1.00%
   C        1.00% CDSC during the first year                                                                1.00%
   D        None                                                                                             None

*     Shares purchased without an initial sales charge prior to December 1, 2004 will be subject to a 1.00% CDSC if sold during the first year.

                                                                              19

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other
Morgan Stanley funds held in all related accounts described below at Morgan
Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below.
Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. With respect to shares purchased prior to December 1, 2004, investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. The maximum annual 12b-1 fee payable by
Class A shares is lower than the maximum annual 12b-1 fee payable by Class B or
Class C shares.

20

[SIDEBAR]

FRONT-END SALES CHARGE OR FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your
Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation
and Letter of Intent.

[END SIDEBAR]

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

                                                  FRONT-END SALES CHARGE
                                      ----------------------------------------------
                                          PERCENTAGE OF       APPROXIMATE PERCENTAGE
 AMOUNT OF SINGLE TRANSACTION         PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED

  Less than $25,000                          5.25%                    5.54%
  $25,000 but less than $50,000              4.75%                    4.99%
  $50,000 but less than $100,000             4.00%                    4.17%
  $100,000 but less than $250,000            3.00%                    3.09%
  $250,000 but less than $500,000            2.50%                    2.56%
  $500,000 but less than $1 million          2.00%                    2.04%
  $1 million and over                        0.00%                    0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount)
for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:
o A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to spouse, and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o Employer sponsored and individual retirement accounts (including IRA, Keogh,
  401(k), 403(b), 408(k) and 457(b) Plans).

o Tax-exempt organizations.

o Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any related account in a single transaction with purchases of any class of shares of other Morgan
Stanley Multi-Class Funds for the related account or any other related account.
For the purpose of this combined purchase privilege, a "related account" is:

o A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).
o A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).
o An IRA and single participant retirement account (such as a Keogh).

o An UGMA/UTMA account.

RIGHT OF ACCUMULATION. You may benefit from a reduced sales charge if the cumulative net asset value of Class A Shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of
Morgan Stanley Multi-Class Funds (including shares of

                                                                              21

Morgan Stanley Non-Multi-Class Funds which resulted from an exchange from Morgan
Stanley Multi-Class Funds) held in related accounts amounts to $25,000 or more.
For the purposes of the rights of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

NOTIFICATION. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i)
notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares or the
Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Morgan
Stanley Financial Advisor or other authorized financial representative (or
Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other
Morgan Stanley Funds held in all related accounts described above at Morgan
Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts). The web site includes hyperlinks that facilitate access to the information.

LETTER OF INTENT. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of
Intent." A Letter of Intent provides for the purchase of Class A shares of the
Fund or other Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The
Letter of Intent does not preclude the Fund (or any other Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley
Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of
Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, the Transfer Agent and any financial intermediaries may not maintain this information. You can obtain a
Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling toll-free (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

22

OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a
CDSC upon sale) if your account qualifies under one of the following categories:

o A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o Qualified state tuition plans described in Section 529 of the Internal Revenue
  Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employer-sponsored employee benefit plans, whether or not qualified under the
  Internal Revenue Code, for which an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan
  Stanley's Retirement Plan Solutions ("Morgan Stanley Eligible Plans").

o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o Insurance company separate accounts that have been approved by the Fund's distributor.

o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o Effective September 30, 2005, custodial accounts held by a bank or trust company, created pursuant to Section 403(b) of the Internal Revenue Code.

This change is prospective only. Investors, as of September 30, 2005, will become eligible to purchase Class A shares at net asset value pursuant to this revised option and may have previously purchased Class B shares or Class C shares of the Fund. The terms of any such Class B shares or Class C shares purchased before September 30, 2005 remain unchanged. Such Class B shares and
Class C shares remain subject to the annual operating expenses and CDSCs applicable to such shares and remain exchangeable only into corresponding Class
B shares or Class C shares of other Morgan Stanley Funds pursuant to the exchange privilege. An investor election to redeem such Class B shares or Class
C shares and reinvest in Class A shares would be subject to any applicable CDSC and tax consequences.

                                                                              23

[SIDEBAR]

CONTINGENT DEFERRED SALES CHARGE OR CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.

[END SIDEBAR]

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

YEAR SINCE PURCHASE PAYMENT MADE       CDSC AS A PERCENTAGE OF AMOUNT REDEEMED

First                                                 5.0%
Second                                                4.0%
Third                                                 3.0%
Fourth                                                2.0%
Fifth                                                 2.0%
Sixth                                                 1.0%
Seventh and thereafter                                None

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class B share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class B shares that in the aggregate amount to $25,000 or more over a
90-day period. You should discuss with your financial advisor which share class is most appropriate for you, based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley
Funds.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

o  Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i)
   registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you
   (i.e., a "living trust"); or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a "joint living trust"); or
   (iii) held in a qualified corporate or self-employed retirement plan, IRA or
   403(b) Custodial Account; provided, in each case, that the sale is requested within one year after your death or initial determination of disability.

o  Sales in connection with the following retirement plan "distributions": (i)
   lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2;

24

 or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12%
  annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal
  Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares purchased prior to April 1, 2004 or acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds from such sale in the Investment Adviser's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Adviser's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call toll-free (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class
B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the
Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B shares. The maximum annual 12b-1 fee payable by Class B shares is higher than the maximum annual 12b-1 fee payable by Class A shares.

CONVERSION FEATURE. After eight years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of
Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load
Fund, or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

                                                                              25

EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect, the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to
Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC)
instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one-year holding period. The one year in the
Money Market Fund would not be counted. Nevertheless, if shares subject to a
CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Brokers, dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class C shares that in the aggregate amount to $250,000 or more over a 90-day period. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley
Funds.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following categories of investors:
o Investors participating in the Investment Adviser's or an affiliate's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

26

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class
  D shares) based on the then current relative net asset values of the two
  Classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on
  September 11, 1998 for additional purchases for their former Dean Witter
  Retirement Series accounts.

o The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees.

A purchase order that meets the requirements for investment in Class D shares can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts
(regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for
Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class D shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of
Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to the Class A, Class B and Class C shares.
(Class D shares are offered without any 12b-1 fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to

                                                                              27

shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

[GRAPHIC OMITTED]

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the
Fund's Statement of Additional Information.

28

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the Statement of Additional
Information from the Fund's annual report, which is available upon request.

CLASS A SHARES

 FOR THE YEAR ENDED MARCH 31,                       2005         2004       2003         2002        2001

CLASS A SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period              $  11.97     $  9.41    $ 12.58       $ 12.60     $ 22.32
                                                  --------     -------    -------       -------     -------
Income (loss) from investment operations:
  Net investment income (loss)++                      0.01       (0.02)      0.00         (0.04)      (0.06)
  Net realized and unrealized gain (loss)             0.06        2.58      (3.17)         0.09       (6.82)
                                                  --------     -------    -------       -------     -------
Total income (loss) from investment operations        0.07        2.56      (3.17)         0.05       (6.88)
                                                  --------     -------    -------       -------     -------
Less distributions from net realized gain               --          --         --         (0.07)      (2.84)
                                                  --------     -------    -------       -------     -------
Net asset value, end of period                    $  12.04     $ 11.97    $  9.41       $ 12.58     $ 12.60
------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         0.58%      27.21%    (25.20)%        0.36%     (34.32)%
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              1.16%       1.22%      1.18%         1.18%       1.11%
Net investment income (loss)                          0.10%      (0.17)%    (0.06)%       (0.35)%     (0.34)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands           $102,526     $84,421    $32,091       $17,611     $11,824
Portfolio turnover rate                                155%        139%       155%           95%         67%

++    The per share amounts were computed using an average number of shares outstanding during the period.

+     Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                              29

Financial Highlights (Continued)

CLASS B SHARES

 FOR THE YEAR ENDED MARCH 31,                       2005           2004         2003           2002         2001

CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period              $   11.46      $   9.08     $  12.24       $  12.35     $  22.04
                                                  ---------      --------     --------       --------     --------
Income (loss) from investment operations:
  Net investment loss++                               (0.08)       (0.10)      (0.09)         (0.14)       (0.15)
  Net realized and unrealized gain (loss)              0.06          2.48       (3.07)          0.10        (6.70)
                                                  ---------      --------     --------       --------     --------
Total income (loss) from investment operations        (0.02)         2.38       (3.16)         (0.04)       (6.85)
                                                  ---------      --------     --------       --------     --------
Less distributions from net realized gain                --            --           --          (0.07)       (2.84)
                                                  ---------     ---------    ---------       --------     --------
Net asset value, end of period                    $   11.44      $  11.46     $   9.08       $  12.24     $  12.35
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         (0.17)%       26.21%      (25.82)%        (0.44)%     (34.61)%
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1)
Expenses                                               1.91%         1.98%        1.99%          1.94%        1.59%
Net investment loss                                   (0.65)%       (0.93)%      (0.87)%        (1.11)%      (0.82)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands           $ 506,501      $708,534     $381,478       $714,513     $867,382
Portfolio turnover rate                                 155%          139%         155%            95%          67%

++    The per share amounts were computed using an average number of shares outstanding during the period.

+     Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Reflects overall Fund ratios for investment income and non-class specific expenses.

30

CLASS C SHARES

 FOR THE YEAR ENDED MARCH 31,                       2005         2004        2003         2002        2001

CLASS C SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period              $   11.31     $  8.96    $ 12.07       $ 12.16    $ 21.80
                                                  ---------     -------    -------       -------    -------
Income (loss) from investment operations:
  Net investment loss++                               (0.07)      (0.10)     (0.08)        (0.11)     (0.19)
  Net realized and unrealized gain (loss)              0.06        2.45      (3.03)         0.09      (6.61)
                                                  ---------     -------    -------       -------    -------
Total income (loss) from investment operations        (0.01)       2.35      (3.11)        (0.02)     (6.80)
                                                  ---------     -------    -------       -------    -------
Less distributions from net realized gain                --          --         --         (0.07)     (2.84)
                                                  ---------    --------    -------       -------    -------
Net asset value, end of period                    $   11.30     $ 11.31    $  8.96        $12.07    $ 12.16
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         (0.09)%     26.23%   (25.77)%        (0.20)%   (34.82)%
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                               1.88%       1.98%     1.98%         1.73%      1.88%
Net investment loss                                   (0.62)%     (0.93)%   (0.86)%        (0.90)%    (1.11)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands           $  27,547     $33,621    $8,563        $14,095    $14,490
Portfolio turnover rate                                 155%        139%      155%            95%        67%

++    The per share amounts were computed using an average number of shares outstanding during the period.

+     Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                              31

Financial Highlights (Continued)

CLASS D SHARES

 FOR THE YEAR ENDED MARCH 31,                        2005         2004          2003           2002          2001

CLASS D SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period              $   12.19     $   9.56      $  12.76       $  12.75      $ 22.49
                                                  ---------     --------      --------       --------      -------
Income (loss) from investment operations:
  Net investment income (loss)++                       0.04         0.01          0.01          (0.01)       (0.02)
  Net realized and unrealized gain (loss)              0.07         2.62         (3.21)          0.09        (6.88)
                                                  ---------     --------      --------       --------      -------
Total income (loss) from investment operations         0.11         2.63         (3.20)          0.08        (6.90)
                                                  ---------     --------      --------       --------      -------
Less distributions from net realized gain                --           --            --          (0.07)       (2.84)
                                                  ---------     --------      --------       --------      -------
Net asset value, end of period                    $   12.30     $  12.19      $   9.56       $  12.76      $ 12.75
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                          0.90%       27.51%       (25.08)%         0.59%      (34.14)%
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                               0.91%        0.98%         0.99%          0.94%        0.88%
Net investment income (loss)                           0.35%        0.07%         0.13%         (0.11)%      (0.11)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands           $ 236,153     $254,533      $108,481       $133,653      $79,666
Portfolio turnover rate                                 155%         139%          155%            95%          67%
--------------------------------------------------------------------------------------------------------------------

++   The per share amounts were computed using an average number of shares outstanding during the period.

+    Calculated based on the net asset value as of the last business day of the period.

(1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

32

Morgan Stanley Funds

EQUITY                                                                          FIXED INCOME
--------------------------------------- --------------------------------------- ---------------------------------------
BLEND/CORE                              INDEX                                   TAXABLE SHORT TERM

Dividend Growth Securities              Equally-Weighted S&P 500 Fund           Limited Duration Fund*+
Total Return Trust                      KLD Social Index Fund                   Limited Duration U.S. Treasury Trust*
Fund of Funds - Domestic Portfolio      Nasdaq-100 Index Fund                   ---------------------------------------
                                        S&P 500 Index Fund
--------------------------------------- Total Market Index Fund                 TAXABLE INTERMEDIATE TERM
DOMESTIC HYBRID
                                        --------------------------------------- Flexible Income Trust
Allocator Fund                          SPECIALTY                               High Yield Securities
Balanced Growth Fund                                                            Mortgage Securities Trust
Balanced Income Fund                    Biotechnology Fund                      Income Trust
Income Builder Fund                     Convertible Securities Trust            U.S. Government Securities Trust
Strategist Fund                         Financial Services Trust
                                        Global Utilities Fund                   ---------------------------------------
--------------------------------------- Health Sciences Trust                   TAX-FREE
GLOBAL/INTERNATIONAL                    Information Fund
                                        Natural Resource Development Securities California Tax-Free Income Fund
European Equity Fund                    Real Estate Fund                        Limited Term Municipal Trust*+
Global Advantage Fund                   Utilities Fund                          New York Tax-Free Income Fund
Global Dividend Growth Securities                                               Tax-Exempt Securities Trust
International Fund                      ---------------------------------------
International SmallCap Fund             VALUE
International Value Equity Fund                                                 MONEY MARKET*
Japan Fund                              Fundamental Value Fund                  ---------------------------------------
Pacific Growth Fund                     Mid-Cap Value Fund                      TAXABLE
                                        Small-Mid Special Value Fund
--------------------------------------- Special Value Fund                      Liquid Asset Fund
GROWTH                                  Value Fund                              U.S. Government Money Market

Aggressive Equity Fund                                                          ---------------------------------------
American Opportunities Fund                                                     TAX-FREE
Capital Opportunities Trust
Developing Growth Securities Trust                                              California Tax-Free Daily Income Trust
Growth Fund                                                                     New York Municipal Money Market Trust
Special Growth Fund                                                             Tax-Free Daily Income Trust

There may be funds created or terminated after this Prospectus was published.
Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund. A
Multi-Class Fund is a mutual fund offering multiple classes of shares.

*    Single-Class Fund(s)

+    No-Load (Mutual) Fund

Additional information about the Fund's investments is available in the Fund's
Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you                         [MORGAN STANLEY FUNDS LOGO]
will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance MORGAN STANLEY FUNDS during its last fiscal year.

The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at:
WWW.MORGANSTANLEY.COM/FUNDS.

You also may obtain information about the Fund by calling your Morgan Stanley                                         Morgan Stanley
Financial Advisor or by visiting our Internet site.                                                                      Growth Fund
                                                                                                                         37977 07/05
Information about the Fund (including the Statement of Additional Information)
can be viewed and copied at the Securities and Exchange Commission's (the "SEC")
Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the
SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS:
------------------     ------------------
CLASS A:     GRTAX     CLASS B:    GRTBX                                                                       [MORGAN STANLEY LOGO]
------------------     ------------------
CLASS C:     GRTCX     CLASS D:    GRTDX
------------------     ------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-6551)

CLF # 37977 PRO-00

Investments and services offered through Morgan Stanley DW Inc., member SIPC.
Morgan Stanley Distributors Inc., member NASD.

(Copyright)  2005 Morgan Stanley
                                                                      Prospectus
                                                                   July 29, 2005
[MORGAN STANLEY LOGO]

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Growth Fund performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.
Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report
For the year ended March 31, 2006

Total Return for the 12 Months Ended March 31, 2006

Class A	Class B	Class C	Class D	Russell 1000® Growth Index[1]	Lipper Large-Cap Growth Funds Index[2]
22.84%	21.94%	21.86%	23.01%	13.14%	15.36%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

Despite high energy prices, rising interest rates, and inflationary pressures, the market advanced with strength during the 12 months ended March 31, 2006. A moderately growing economy continued to support stock prices, as did generally strong corporate earnings and a resilient consumer. Although the market encountered periods of turbulence, volatility levels remained relatively low. Early in the period, investor sentiment deteriorated as U.S. automakers reported declining sales. However, positive economic data spurred a stock rally through July. In August, the Gulf Coast hurricanes caused spiking oil and natural gas prices, but initial pessimism about the hurricanes' economic toll proved short lived. Following a very strong rally in November, the market began 2006 on an upbeat note, even as a disappointing fourth quarter gross domestic product figure and less positive corporate earnings were reported.

In this environment, large-cap stocks lagged behind their small- and mid-cap counterparts. Within the large-cap universe, growth stocks slightly underperformed value stocks, despite having led for most of the period. Nonetheless, the rising stock market and moderately strong economy continued to bolster investors' confidence in companies with faster growth prospects.

Performance Analysis

Morgan Stanley Growth Fund outperformed the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Index for the 12 months ended March 31, 2006, assuming no deduction of applicable sales charges.

Stock selection drove the Fund's performance during the period, generating positive relative results in all sectors except technology, and more than offset the slightly negative influence of sector allocation. Compared to the Russell 1000 Growth Index, the Fund's top contributing sectors were consumer discretionary, energy and utilities. Selections in consumer discretionary added most significantly to relative gains, driven primarily by consumer electronics stocks and also by commercial services, and by casinos and gambling stocks. Within energy, exposure to the crude oil producers industry drove relative outperformance, as did a sector overweight. In utilities, wireless carriers and gas distributors added to relative performance as well.

2

In contrast, the technology positioning detracted from the Fund's results relative to the Russell benchmark. A sector underweight, coupled with weak performing picks in computer services, computer technology and communications technology, was disadvantageous. Although many of the Fund's consumer discretionary holdings performed with particular strength, a significant overweight proved detrimental, as this sector did not perform as well as other sectors within the Russell Index. An underweight in the producer durables sector also had a negative impact on overall performance.

At the period's close, consumer discretionary represented the Fund's largest sector weight, followed by health care and technology. The Fund's consumer discretionary exposure is overweighted relative to the Russell 1000 Growth Index, while health care and technology are underweighted versus the Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Investment Strategy

The Fund will normally invest at least 65 percent of its assets in equity securities primarily of companies having market values or capitalizations of at least $1 billion that the Fund's ‘‘Investment Adviser,’’ Morgan Stanley Investment Advisors Inc., believes exhibit strong earnings and free cash flow growth. The Investment Adviser seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities. The Investment Adviser emphasizes individual security selection.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public Web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be

3

TOP 10 HOLDINGS
Ultra Petroleum Corp. (Canada)	4.8%
Google, Inc. (Class A)	4.6
Monsanto Co.	4.5
Brookfield Asset Management Inc. (Class A) (Canada)	4.3
eBay, Inc.	4.2
Costco Wholesale Corp.	3.9
Yahoo!, Inc.	3.4
Sears Holdings Corp.	3.4
America Movil S.A. de C.V. (Series L) (ADR) (Mexico)	3.0
Berkshire Hathaway, Inc. (Class B)	2.7

TOP FIVE INDUSTRIES
Internet Software/Services	8.0%
Discount Stores	7.3
Financial Conglomerates	6.7
Other Consumer Services	6.2
Oil & Gas Production	6.0

Data as of March 31, 2006. Subject to change daily. All percentages for top 10 holdings and top five industries are as a percentage of net assets. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

4

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

5

Performance Summary

Performance of $10,000 Investment — Class B

6

Average Annual Total Returns — Period Ended March 31, 2006

	Class A Shares* (since 07/28/97)		Class B Shares** (since 05/29/92)		Class C Shares† (since 07/28/97)		Class D Shares†† (since 07/28/97)
Symbol	GRTAX		GRTBX		GRTCX		GRTDX
1 Year	22.84%	[3]	21.94%	[3]	21.86%	[3]	23.01%	[3]
	16.39	[4]	16.94	[4]	20.86	[4]	—
5 Years	3.36	[3]	2.56	[3]	2.63	[3]	3.59	[3]
	2.26	[4]	2.19	[4]	2.63	[4]	—
10 Years	—		6.58	[3]	—		—
	—		6.58	[4]	—		—
Since Inception	4.52	[3]	7.88	[3]	3.76	[3]	4.76	[3]
	3.87	[4]	7.88	[4]	3.76	[4]	—

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.morganstanley.com or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class D shares will vary due to differences in sales charges and expenses.

*	The maximum front-end sales charge for Class A is 5.25%.
**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
†	The maximum CDSC for Class C is 1.0% for shares redeemed within one year of purchase.
††	Class D has no sales charge.
(1)	The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(2)	The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.
(3)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(4)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
‡	Ending value assuming a complete redemption on March 31, 2006.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/01/05 – 03/31/06.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	10/01/05	03/31/06	10/01/05 – 03/31/06
Class A
Actual (8.35% return)	$1,000.00	$1,083.50	$5.45
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.70	$5.29
Class B
Actual (7.97% return)	$1,000.00	$1,079.70	$9.33
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.96	$9.05
Class C
Actual (8.00% return)	$1,000.00	$1,080.00	$9.02
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.26	$8.75
Class D
Actual (8.46% return)	$1,000.00	$1,084.60	$4.16
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.94	$4.03

*	Expenses are equal to the Fund's annualized expense ratio of 1.05%, 1.80%, 1.74% and 0.80% for Class A, Class B, Class C and Class D shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). If the Fund had borne all of its expenses that were waived by the Investment Adviser and Administrator, the annualized expense ratios would have been 1.08%, 1.83%, 1.77% and 0.83% for Class A, Class B, Class C and Class D shares, respectively.

8

Morgan Stanley Growth Fund

Portfolio of Investments March 31, 2006

NUMBER OF SHARES		VALUE
	Common Stocks (98.4%)
	Advertising/Marketing Services (1.6%)
143,377	Getty Images, Inc.*	$10,736,070
	Air Freight/Couriers (3.6%)
242,809	C.H. Robinson Worldwide, Inc.	11,919,494
138,338	Expeditors International of Washington, Inc.	11,951,020
		23,870,514
	Biotechnology (2.9%)
117,000	Genentech, Inc.*	9,887,670
154,000	Gilead Sciences, Inc.*	9,581,880
		19,469,550
	Broadcasting (1.9%)
651,100	Grupo Televisa S.A. (ADR) (Mexico)	12,956,890
	Casino/Gaming (1.5%)
279,491	International Game Technology	9,843,673
	Chemicals: Agricultural (4.5%)
352,206	Monsanto Co.	29,849,458
	Computer Peripherals (0.0%)
206,600	Seagate Technology, Inc. (Escrow) (a)*	0
	Computer Processing Hardware (3.7%)
141,568	Apple Computer, Inc.*	8,879,145
527,747	Dell, Inc.*	15,705,751
		24,584,896
	Construction Materials (1.5%)
154,400	Cemex S.A. de C.V. (ADR) (Mexico)	10,079,232
	Data Processing Services (3.4%)
273,400	First Data Corp.	12,800,588
236,018	Paychex, Inc.	9,832,510
		22,633,098
	Discount Stores (7.3%)
477,630	Costco Wholesale Corp.	$25,868,441
171,558	Sears Holdings Corp.*	22,686,830
		48,555,271
	Financial Conglomerates (6.7%)
303,100	American Express Co.	15,927,905
517,583	Brookfield Asset Management Inc. (Class A) (Canada)	28,498,120
		44,426,025
	Financial Publishing/Services (3.5%)
230,900	McGraw-Hill Companies, Inc. (The)	13,304,458
140,405	Moody's Corp.	10,033,341
		23,337,799
	Gas Distributors (1.3%)
123,531	Questar Corp.	8,653,347
	Home Building (1.5%)
252,578	Pulte Homes, Inc.	9,704,047
	Hotels/Resorts/Cruiselines (2.6%)
359,189	Carnival Corp. (Panama)	17,014,783
	Internet Retail (1.9%)
340,771	Amazon.com, Inc.*	12,441,549
	Internet Software/Services (8.0%)
77,968	Google, Inc. (Class A)*	30,407,520
703,927	Yahoo!, Inc.*	22,708,685
		53,116,205
	Investment Banks/Brokers (3.6%)
227,700	Ameriprise Financial, Inc.	10,260,162
30,178	Chicago Mercantile Exchange Holdings, Inc.	13,504,655
		23,764,817
	Investment Managers (1.4%)
76,525	Legg Mason, Inc.	9,590,878
	Managed Health Care (2.4%)
285,496	UnitedHealth Group Inc.	15,947,807

See Notes to Financial Statements

9

Morgan Stanley Growth Fund

Portfolio of Investments March 31, 2006 continued

NUMBER OF SHARES		VALUE
	Medical Specialties (3.3%)
68,549	Alcon, Inc. (Switzerland)	$7,146,919
203,619	Dade Behring Holdings, Inc.	7,271,234
188,444	St. Jude Medical, Inc.*	7,726,204
		22,144,357
	Miscellaneous Commercial Services (3.6%)
150,775	Corporate Executive Board Co. (The)	15,213,197
216,153	Iron Mountain Inc.*	8,806,073
		24,019,270
	Oil & Gas Production (6.0%)
245,340	Southwestern Energy Co.*	7,897,494
516,267	Ultra Petroleum Corp. (Canada)*	32,168,597
		40,066,091
	Other Consumer Services (6.2%)
252,182	Apollo Group, Inc. (Class A)*	13,242,077
717,314	eBay, Inc.*	28,018,285
		41,260,362
	Personnel Services (1.6%)
210,850	Monster Worldwide, Inc.*	10,512,981
	Property – Casualty Insurers (2.7%)
6,021	Berkshire Hathaway, Inc. (Class B)*	18,135,252
	Recreational Products (2.6%)
311,539	Electronic Arts, Inc.*	17,047,414
	Semiconductors (1.3%)
162,904	Marvell Technology Group, Ltd. (Bermuda)*	8,813,106
	Specialty Telecommunications (1.5%)
342,637	Crown Castle International Corp.*	9,713,759
	Tobacco (1.9%)
177,117	Altria Group, Inc.	$12,550,511
	Wireless Telecommunications (2.9%)
573,332	America Movil S.A. de C.V. (Series L) (ADR) (Mexico)	19,642,354
	Total Common Stocks (Cost $565,213,782)	654,481,366

PRINCIPAL AMOUNT IN THOUSANDS
Short-Term Investment (1.7%)
Repurchase Agreement
$11,467	Joint repurchase agreement account 4.785% due 04/03/06 (dated 03/31/06; proceeds $11,471,572) (b) (Cost $11,467,000)	11,467,000

Total Investments (Cost $576,680,782) (c)	100.1%	665,948,366
Liabilities in Excess of Other Assets	(0.1)	(498,685)
Net Assets	100.0%	$665,449,681

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	A security with total market value equal to $0 has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.
(b)	Collateralized by federal agency and U.S. Treasury obligations.
(c)	The aggregate cost for federal income tax purposes is $578,091,168. The aggregate gross unrealized appreciation is $111,266,477 and the aggregate gross unrealized depreciation is $23,409,279, resulting in net unrealized appreciation of $87,857,198.

See Notes to Financial Statements

10

Morgan Stanley Growth Fund

Summary of Investments March 31, 2006

INDUSTRY	VALUE	PERCENT OF NET ASSETS
Internet Software/Services	$53,116,205	8.0%
Discount Stores	48,555,271	7.3
Financial Conglomerates	44,426,025	6.7
Other Consumer Services	41,260,362	6.2
Oil & Gas Production	40,066,091	6.0
Chemicals: Agricultural	29,849,458	4.5
Computer Processing Hardware	24,584,896	3.7
Miscellaneous Commercial Services	24,019,270	3.6
Air Freight/Couriers	23,870,514	3.6
Investment Banks/Brokers	23,764,817	3.6
Financial Publishing/Services	23,337,799	3.5
Data Processing Services	22,633,098	3.4
Medical Specialties	22,144,357	3.3
Wireless Telecommunications	19,642,354	2.9
Biotechnology	19,469,550	2.9
Property – Casualty Insurers	18,135,252	2.7
Recreational Products	$17,047,414	2.6%
Hotels/Resorts/Cruiselines	17,014,783	2.6
Managed Health Care	15,947,807	2.4
Broadcasting	12,956,890	1.9
Tobacco	12,550,511	1.9
Internet Retail	12,441,549	1.9
Repurchase Agreement	11,467,000	1.7
Advertising/Marketing Services	10,736,070	1.6
Personnel Services	10,512,981	1.6
Construction Materials	10,079,232	1.5
Casino/Gaming	9,843,673	1.5
Specialty Telecommunications	9,713,759	1.5
Home Building	9,704,047	1.5
Investment Managers	9,590,878	1.4
Semiconductors	8,813,106	1.3
Gas Distributors	8,653,347	1.3
	$665,948,366	100.1%

See Notes to Financial Statements

11

Morgan Stanley Growth Fund

Financial Statements

Statement of Assets and Liabilities

March 31, 2006

Assets:
Investments in securities, at value (cost $576,680,782)	$665,948,366
Receivable for:
Shares of beneficial interest sold	524,579
Dividends	260,824
Investments sold	218,321
Interest	1,524
Prepaid expenses and other assets	35,969
Total Assets	666,989,583
Liabilities:
Payable for:
Shares of beneficial interest redeemed	786,564
Distribution fee	297,532
Investment advisory fee	275,525
Administration fee	45,088
Transfer agent fee	27,025
Accrued expenses and other payables	108,168
Total Liabilities	1,539,902
Net Assets	$665,449,681
Composition of Net Assets:
Paid-in-capital	$705,750,869
Net unrealized appreciation	89,267,584
Accumulated net investment loss	(1,289)
Accumulated net realized loss	(129,567,483)
Net Assets	$665,449,681
Class A Shares:
Net Assets	$364,110,692
Shares Outstanding (unlimited authorized, $.01 par value)	24,616,691
Net Asset Value Per Share	$14.79
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$15.61
Class B Shares:
Net Assets	$228,752,097
Shares Outstanding (unlimited authorized, $.01 par value)	16,398,300
Net Asset Value Per Share	$13.95
Class C Shares:
Net Assets	$29,376,220
Shares Outstanding (unlimited authorized, $.01 par value)	2,132,979
Net Asset Value Per Share	$13.77
Class D Shares:
Net Assets	$43,210,672
Shares Outstanding (unlimited authorized, $.01 par value)	2,855,693
Net Asset Value Per Share	$15.13

See Notes to Financial Statements

12

Morgan Stanley Growth Fund

Financial Statements continued

Statement of Operations

For the year ended March 31, 2006

Net Investment Loss:
Income
Dividends (net of $59,560 foreign withholding tax)	$5,029,972
Interest Income	316,859
Total Income	5,346,831
Expenses
Investment advisory fee	3,956,213
Distribution fee (Class A shares)	837,638
Distribution fee (Class B shares)	2,646,023
Distribution fee (Class C shares)	271,973
Transfer agent fees and expenses	1,449,327
Administration fee	632,994
Shareholder reports and notices	143,820
Professional fees	85,246
Registration fees	67,131
Custodian fees	49,102
Trustees' fees and expenses	10,321
Other	63,241
Total Expenses	10,213,029
Less: amounts waived/reimbursed	(122,626)
Net Expenses	10,090,403
Net Investment Loss	(4,743,572)
Net Realized and Unrealized Gain:
Net realized gain	135,193,261
Net change in unrealized appreciation	43,072,263
Net Gain	178,265,524
Net Increase	$173,521,952

See Notes to Financial Statements

13

Morgan Stanley Growth Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED MARCH 31, 2006	FOR THE YEAR ENDED MARCH 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(4,743,572)	$(3,228,258)
Net realized gain	135,193,261	1,646,358
Net change in unrealized appreciation	43,072,263	2,631,092
Net Increase	173,521,952	1,049,192
Net decrease from transactions in shares of beneficial interest	(380,798,649)	(209,431,481)
Net Decrease	(207,276,697)	(208,382,289)
Net Assets:
Beginning of period	872,726,378	1,081,108,667
End of Period (Including accumulated net investment losses of $1,289 and $677, respectively)	$665,449,681	$872,726,378

See Notes to Financial Statements

14

Morgan Stanley Growth Fund

Notes to Financial Statements March 31, 2006

1.   Organization and Accounting Policies

Morgan Stanley Growth Fund (the ‘‘Fund’’) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund was organized as a Massachusetts business trust on January 31, 1992 and commenced operations on May 29, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

Effective August 29, 2005, the Board of Trustees of the Fund approved the implementation of a 2% redemption fee on Class A shares, Class B shares, Class C shares, and Class D shares, which is paid directly to the Fund, for shares redeemed within seven days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A.   Valuation of Investments — (1) an equity portfolio security listed or traded on the New York Stock Exchange (‘‘NYSE’’) or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’) determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the

15

Morgan Stanley Growth Fund

Notes to Financial Statements March 31, 2006 continued

securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund’s Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Trustees; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B.   Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C.   Repurchase Agreements — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund’s custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D.   Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E.   Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F.   Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

G.   Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2.   Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund

16

Morgan Stanley Growth Fund

Notes to Financial Statements March 31, 2006 continued

determined at the close of each business day: 0.50% to the portion of the daily net assets not exceeding $1 billion; 0.45% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; 0.35% to the portion of the daily net assets exceeding $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the ‘‘Administrator’’), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

Effective November 18, 2005, the Investment Adviser has agreed to cap the Fund’s operating expenses (except for brokerage and 12b-1 fees) for one year by assuming the Fund’s ‘‘other expenses’’ and/or waiving the Fund’s advisory fees, and the Administrator has agreed to waive the Fund’s administrative fees, to the extent such operating expenses on an annualized basis exceed 0.80% of the average daily net assets of the Fund.

3.   Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the ‘‘Distributor’’), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the ‘‘Plan’’) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A – up to 0.25% of the average daily net assets of Class A; (ii) Class B – up to 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C – up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $22,085,179 at March 31, 2006.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross

17

Morgan Stanley Growth Fund

Notes to Financial Statements March 31, 2006 continued

sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended March 31, 2006, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.97%, respectively.

The Distributor has informed the Fund that for the year ended March 31, 2006, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $614,659 and $2,741, respectively and received $88,337 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4.   Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 2006 aggregated $580,854,610 and $969,882,750, respectively. Included in the aforementioned are purchases and sales of $58,399, and $194,989,600, respectively, with other Morgan Stanley Funds including a net realized gain of $52,390,695.

For the year ended March 31, 2006, the Fund incurred brokerage commissions of $11,013 with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Administrator, and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor is the Fund’s transfer agent.

The Fund has an unfunded Deferred Compensation Plan (the ‘‘Compensation Plan’’) which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

18

Morgan Stanley Growth Fund

Notes to Financial Statements March 31, 2006 continued

5.   Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED MARCH 31, 2006		FOR THE YEAR ENDED MARCH 31, 2005
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	3,380,539	$46,775,374	3,918,279	$46,654,111
Conversion from Class B	20,804,598	246,043,926	—	—
Redeemed	(8,081,383)	(109,593,356)	(2,456,952)	(29,434,358)
Net increase – Class A	16,103,754	183,225,944	1,461,327	17,219,753
CLASS B SHARES
Sold	1,123,034	14,983,594	1,758,732	20,037,864
Conversion to Class A	(21,922,364)	(246,043,926)	—	—
Redeemed	(7,059,999)	(88,496,718)	(19,318,101)	(220,199,783)
Net decrease – Class B	(27,859,329)	(319,557,050)	(17,559,369)	(200,161,919)
CLASS C SHARES
Sold	329,097	4,318,556	351,648	3,950,159
Redeemed	(634,376)	(7,929,486)	(885,911)	(9,944,338)
Net decrease – Class C	(305,279)	(3,610,930)	(534,263)	(5,994,179)
CLASS D SHARES
Sold	585,965	7,664,613	4,592,803	55,749,051
Redeemed	(16,936,616)	(248,521,226)	(6,263,815)	(76,244,187)
Net decrease – Class D	(16,350,651)	(240,856,613)	(1,671,012)	(20,495,136)
Net decrease in Fund	(28,411,505)	$(380,798,649)	(18,303,317)	$(209,431,481)

6.   Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These ‘‘book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

19

Morgan Stanley Growth Fund

Notes to Financial Statements March 31, 2006 continued

As of March 31, 2006, the tax-basis components of accumulated losses were as follows:

Net accumulated earnings	—
Capital loss carryforward*	$(128,157,009)
Temporary differences	(1,377)
Net unrealized appreciation	87,857,198
Total accumulated losses	$(40,301,188)

*    During the year ended March 31, 2006, the Fund utilized $128,789,063 of its net capital loss carryforward. As of March 31, 2006, the Fund had a net capital loss carryforward of $128,157,009 of which $67,709,569 will expire on March 31, 2010, $19,034,217 will expire on March 31, 2011, $6,990,718 will expire on March 31, 2012 and $34,422,505 will expire on March 31, 2013 to offset future capital gains to the extent provided by regulations.

As of March 31, 2006, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences attributable to a net operating loss and capital loss carryforwards written off due to mergers. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $24,843,571, accumulated net realized loss was credited $20,100,611 and accumulated net investment loss was credited $4,742,960.

7.   Legal Matters

The Investment Adviser, certain affiliates of the Investment Adviser, certain officers of such affiliates and certain investment companies advised by the Investment Adviser or its affiliates, including the Fund, are named as defendants in a consolidated class action. This consolidated action also names as defendants certain individual Trustees and Directors of the Morgan Stanley funds. The consolidated amended complaint, filed in the United States District Court Southern District of New York on April 16, 2004, generally alleges that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment Adviser and certain affiliates of the Investment Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Investment Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Investment Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants have moved to dismiss the action. On March 9, 2005, Plaintiffs sought leave to supplement their complaint to assert claims on behalf of other investors, which motion defendants opposed. On April 14, 2006, the Court granted defendants' motion to dismiss in its entirety. Additionally, the Court denied plaintiff's motion to supplement their complaint. This matter is now concluded.

20

Morgan Stanley Growth Fund

Notes to Financial Statements March 31, 2006 continued

8.   Subsequent Event

On April 25, 2006, the Trustees of Morgan Stanley American Opportunities Fund (‘‘American Opportunities’’) and the Fund approved a plan of reorganization whereby the Fund would be merged into American Opportunities. The plan of reorganization is subject to the consent of the Fund's shareholders at a special meeting scheduled to be held during the third quarter of 2006. If approved, the assets of the Fund would be combined with the assets of American Opportunities and shareholders of the Fund would become shareholders of American Opportunities, receiving shares of the corresponding class of American Opportunities equal to the value of their holdings in the Fund.

21

Morgan Stanley Growth Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED MARCH 31,
	2006		2005	2004	2003	2002
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$12.04		$11.97	$9.41	$12.58	$12.60
Income (loss) from investment operations:
Net investment income (loss)‡	(0.05)		0.01	(0.02)	0.00	(0.04)
Net realized and unrealized gain (loss)	2.80		0.06	2.58	(3.17)	0.09
Total income (loss) from investment operations	2.75		0.07	2.56	(3.17)	0.05
Less distributions from net realized gain	—		—	—	—	(0.07)
Net asset value, end of period	$14.79		$12.04	$11.97	$9.41	$12.58
Total Return†	22.84%		0.58%	27.21%	(25.20)%	0.36%
Ratios to Average Net Assets(1):
Expenses	1.05	%(2)	1.16%	1.22%	1.18%	1.18%
Net investment income (loss)	(0.37)	% (2)	0.10%	(0.17)%	(0.06)%	(0.35)%
Supplemental Data:
Net assets, end of period, in thousands	$364,111		$102,526	$84,421	$32,091	$17,611
Portfolio turnover rate	75%		155%	139%	155%	95%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(2)	If the Fund had borne all expenses that were waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been 1.07% and (0.39)%, respectively.

See Notes to Financial Statements

22

Morgan Stanley Growth Fund

Financial Highlights continued

	FOR THE YEAR ENDED MARCH 31,
	2006		2005	2004	2003	2002
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$11.44		$11.46	$9.08	$12.24	$12.35
Income (loss) from investment operations:
Net investment loss‡	(0.14)		(0.08)	(0.10)	(0.09)	(0.14)
Net realized and unrealized gain (loss)	2.65		0.06	2.48	(3.07)	0.10
Total income (loss) from investment operations	2.51		(0.02)	2.38	(3.16)	(0.04)
Less distributions from net realized gain	—		—	—	—	(0.07)
Net asset value, end of period	$13.95		$11.44	$11.46	$9.08	$12.24
Total Return†	21.94%		(0.17)%	26.21%	(25.82)%	(0.44)%
Ratios to Average Net Assets(1):
Expenses	1.80	%(2)	1.91%	1.98%	1.99%	1.94%
Net investment loss	(1.12)	% (2)	(0.65)%	(0.93)%	(0.87)%	(1.11)%
Supplemental Data:
Net assets, end of period, in thousands	$228,752		$506,501	$708,534	$381,478	$714,513
Portfolio turnover rate	75%		155%	139%	155%	95%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(2)	If the Fund had borne all expenses that were waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been 1.82% and (1.14)%, respectively.

See Notes to Financial Statements

23

Morgan Stanley Growth Fund

Financial Highlights continued

	FOR THE YEAR ENDED MARCH 31,
	2006		2005	2004	2003	2002
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$11.30		$11.31	$8.96	$12.07	$12.16
Income (loss) from investment operations:
Net investment loss‡	(0.14)		(0.07)	(0.10)	(0.08)	(0.11)
Net realized and unrealized gain (loss)	2.61		0.06	2.45	(3.03)	0.09
Total income (loss) from investment operations	2.47		(0.01)	2.35	(3.11)	(0.02)
Less distributions from net realized gain	—		—	—	—	(0.07)
Net asset value, end of period	$13.77		$11.30	$11.31	$8.96	$12.07
Total Return†	21.86%		(0.09)%	26.23%	(25.77)%	(0.20)%
Ratios to Average Net Assets(1):
Expenses	1.77	%(2)	1.88%	1.98%	1.98%	1.73%
Net investment loss	(1.09)	% (2)	(0.62)%	(0.93)%	(0.86)%	(0.90)%
Supplemental Data:
Net assets, end of period, in thousands	$29,376		$27,547	$33,621	$8,563	$14,095
Portfolio turnover rate	75%		155%	139%	155%	95%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(2)	If the Fund had borne all expenses that were waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been 1.79% and (1.11)%, respectively.

See Notes to Financial Statements

24

Morgan Stanley Growth Fund

Financial Highlights continued

	FOR THE YEAR ENDED MARCH 31,
	2006		2005	2004	2003	2002
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period	$12.30		$12.19	$9.56	$12.76	$12.75
Income (loss) from investment operations:
Net investment income (loss)‡	(0.02)		0.04	0.01	0.01	(0.01)
Net realized and unrealized gain (loss)	2.85		0.07	2.62	(3.21)	0.09
Total income (loss) from investment operations	2.83		0.11	2.63	(3.20)	0.08
Less distributions from net realized gain	—		—	—	—	(0.07)
Net asset value, end of period	$15.13		$12.30	$12.19	$9.56	$12.76
Total Return†	23.01%		0.90%	27.51%	(25.08)%	0.59%
Ratios to Average Net Assets(1):
Expenses	0.80	%(2)	0.91%	0.98%	0.99%	0.94%
Net investment income (loss)	(0.12)	% (2)	0.35%	0.07%	0.13%	(0.11)%
Supplemental Data:
Net assets, end of period, in thousands	$43,211		$236,153	$254,533	$108,481	$133,653
Portfolio turnover rate	75%		155%	139%	155%	95%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(2)	If the Fund had borne all expenses that were waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been 0.82% and (0.14)%, respectively.

See Notes to Financial Statements

25

Morgan Stanley Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Growth Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Growth Fund (the ‘‘Fund’’), including the portfolio of investments, as of March 31, 2006, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Growth Fund as of March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
May 19, 2006

26

Morgan Stanley Growth Fund

Trustee and Officer Information

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private Investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	197	Director of various business organizations.
Edwin J. Garn (73) 1031 N. Chartwell Court Salt Lake City, UT 84103	Trustee	Since January 1993	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (2000-2004) (lobbying and consulting firm); United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	197	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation); United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

Wayne E. Hedien (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since September 1997	Retired; Director or Trustee of the Retail Funds; (Since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	197	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; director of various other business and charitable organizations.

27

Morgan Stanley Growth Fund

Trustee and Officer Information continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Dr. Manuel H. Johnson (57) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	197	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).
Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since July 2003	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	198	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.
Michael E. Nugent (69) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Trustee	Since July 1991	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	197	None.
Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since July 2003	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	198	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

28

Morgan Stanley Growth Fund

Trustee and Officer Information continued

Interested Trustees:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Charles A. Fiumefreddo (72) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Chairman of the Board and Trustee	Since July 1991	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	197	None.
James F. Higgins (58) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley; Director of Dean Witter Realty Inc.	197	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’) (the ‘‘Retail Funds’’).
**	The dates referenced below indicating commencement of services as Director/Trustee for the Retail Funds and the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the ‘‘Institutional Funds’’) reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.
***	The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

29

Morgan Stanley Growth Fund

Trustee and Officer Information continued

Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	Since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of Morgan Stanley Investment Management Inc.; Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.
J. David Germany (51) 25 Cabot Square, Canary Wharf, London, United Kingdom E144QA	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Ltd.; Vice President (since February 2006) of the Retail and Institutional Funds.
Dennis F. Shea (52) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President (since February 2006) of the Retail and Institutional Funds. Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.
Barry Fink (51) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary and General Counsel of the Retail Funds.
Amy R. Doberman (44) 1221 Avenue of Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu (39) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.

30

Morgan Stanley Growth Fund

Trustee and Officer Information continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Francis J. Smith (40) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer (since July 2003) and Chief Financial Officer (since September 2002)	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002 to July 2003).
Thomas F. Caloia (60) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Vice President	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds. Formerly, Treasurer of the Retail Funds (April 1989-July 2003).

Mary E. Mullin (39) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
**	The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

31

Trustees

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

Officers

Charles A. Fiumefreddo
Chairman of the Board

Ronald E. Robison
President and Principal Executive Officer

J. David Germany
Vice President

Dennis F. Shea
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Thomas F. Caloia
Vice President

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Investment Adviser

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

© 2006 Morgan Stanley

37977RPT-RA06-00384P-Y03/06	MORGAN STANLEY FUNDS
Morgan Stanley Growth Fund Annual Report March 31, 2006

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND

PART B
STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information relates to the shares of Morgan Stanley American Opportunities Fund (‘‘American Opportunities’’) to be issued pursuant to an Agreement and Plan of Reorganization, dated April 25, 2006, between American Opportunities and Morgan Stanley Growth Fund (‘‘Growth’’) in connection with the acquisition by American Opportunities of substantially all of the assets, subject to stated liabilities, of Growth. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated June 16, 2006. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Morgan Stanley American Opportunities Fund, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 or by calling (800) 869-NEWS (TOLL FREE). Please retain this document for future reference.

The date of this Statement of Additional Information is June 16, 2006.

INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated June 16, 2006 (the ‘‘Proxy Statement and Prospectus’’). The Proxy Statement and Prospectus has been sent to Growth's shareholders in connection with the solicitation of proxies by the Board of Trustees of Growth to be voted at the Special Meeting of Shareholders of Growth to be held on August 1, 2006. This Statement of Additional Information incorporates by reference the Statement of Additional Information of American Opportunities dated April 28, 2006 and the Statement of Additional Information of Growth dated July 29, 2005.

ADDITIONAL INFORMATION ABOUT AMERICAN OPPORTUNITIES

Fund History

For additional information about American Opportunities’ history, see ‘‘Fund History’’ in American Opportunities’ Statement of Additional Information.

Investment Objective, Policies and Risks

For additional information about American Opportunities’ investment objective, policies and risks, see ‘‘Description of the Fund and Its Investments and Risks’’ in American Opportunities’ Statement of Additional Information.

Portfolio Holdings

For additional information about American Opportunities’ policies and procedures with respect to the disclosure of American Opportunities’ portfolio securities to any person, see ‘‘Description of the Fund and Its Investments and Risks — Disclosure of Portfolio Holdings’’ in American Opportunities’ Statement of Additional Information.

Management

For additional information about the Board of Trustees, officers and management personnel of American Opportunities, see ‘‘Management of the Fund’’ and ‘‘Investment Advisory and Other Services’’ in American Opportunities’ Statement of Additional Information.

Investment Advisory and Other Services

For additional information about American Opportunities’ investment advisor, American Opportunities’ independent registered public accounting firm and other services provided to American Opportunities, see ‘‘Investment Advisory and Other Services’’ in American Opportunities’ Statement of Additional Information.

Codes of Ethics

For additional information about the Codes of Ethics adopted by American Opportunities, American Opportunities’ investment adviser and American Opportunities’ distributor, see ‘‘Investment Advisory and Other Services — Codes of Ethics’’ in American Opportunities’ Statement of Additional Information.

Proxy Voting Policies

For additional information about the voting of proxies held by American Opportunities, see ‘‘Investment Advisory and Other Services — Proxy Voting Policy and Proxy Voting Record’’ in American Opportunities’ Statement of Additional Information.

Portfolio Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of American Opportunities, their compensation structure and their holdings in American Opportunities, see ‘‘Investment Advisory and Other Services — Fund Management’’ in American Opportunities’ Statement of Additional Information.

Portfolio Transactions and Brokerage

For additional information about brokerage allocation practices, see ‘‘Brokerage Allocation and Other Practices’’ in American Opportunities’ Statement of Additional Information.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of American Opportunities, see ‘‘Capital Stock and Other Securities’’ in American Opportunities’ Statement of Additional Information.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of American Opportunities’ shares and the determination of net asset value, see ‘‘Purchase, Redemption and Pricing of Shares’’ in American Opportunities’ Statement of Additional Information.

Dividends, Distributions and Tax Status

For additional information about American Opportunities’ policies regarding dividends and distributions and tax matters affecting American Opportunities and its shareholders, see ‘‘Taxation of the Fund and Shareholders’’ in American Opportunities’ Statement of Additional Information.

Distribution of Shares

For additional information about American Opportunities’ distributor and the distribution agreement between American Opportunities and its distributor, see ‘‘Investment Advisory and Other Services’’ and ‘‘Underwriters’’ in American Opportunities’ Statement of Additional Information.

Performance Data

For additional information about American Opportunities’ performance, see ‘‘Performance Data’’ in American Opportunities’ Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT GROWTH

Fund History

For additional information about Growth's history, see ‘‘Fund History’’ in Growth's Statement of Additional Information.

Investment Objective and Policies

For additional information about Growth's investment objective and policies, see ‘‘Description of the Fund and Its Investments and Risks’’ in Growth's Statement of Additional Information.

Portfolio Holdings

For additional information about Growth's policies and procedures with respect to the disclosure of Growth's portfolio securities to any person, see ‘‘Description of the Fund and Its Investments and Risks — Disclosure of Portfolio Holdings’’ in Growth's Statement of Additional Information.

Management

For additional information about the Board of Trustees, officers and management personnel of Growth, see ‘‘Management of the Fund’’ and ‘‘Investment Advisory and Other Services’’ in Growth's Statement of Additional Information.

Investment Advisory and Other Services

For additional information about Growth's investment adviser, independent registered public accounting firm and other services provided to Growth, see ‘‘Investment Advisory and Other Services’’ in Growth's Statement of Additional Information.

Codes of Ethics

For additional information about the Codes of Ethics adopted by Growth, Growth's investment adviser and Growth's distributor, see ‘‘Investment Advisory and Other Services — Codes of Ethics’’ in Growth's Statement of Additional Information.

Proxy Voting Policies

For additional information about the voting of proxies held by Growth, see ‘‘Investment Advisory and Other Services — Proxy Voting Policy and Proxy Voting Record’’ in Growth's Statement of Additional Information.

Portfolio Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of Growth, their compensation structure and their holdings in Growth, see ‘‘Investment Advisory and Other Services — Fund Management’’ in Growth's Statement of Additional Information.

Portfolio Transactions and Brokerage

For additional information about brokerage allocation practices, see ‘‘Brokerage Allocation and Other Practices’’ in Growth's Statement of Additional Information.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of Growth, see ‘‘Capital Stock and Other Securities’’ in Growth's Statement of Additional Information.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of Growth's shares and the determination of net asset value, see ‘‘Purchase, Redemption and Pricing of Shares’’ in Growth's Statement of Additional Information.

Dividends, Distributions and Tax Status

For additional information about Growth's policies regarding dividends and distributions and tax matters affecting Growth and its shareholders, see ‘‘Taxation of the Fund and Shareholders’’ in Growth's Statement of Additional Information.

Distribution of Shares

For additional information about Growth's distributor and the distribution agreement between Growth and its distributor, see ‘‘Investment Advisory and Other Services’’ and ‘‘Underwriters’’ in Growth's Statement of Additional Information.

Performance Data

For additional information about Growth's performance, see ‘‘Performance Data’’ in Growth's Statement of Additional Information.

FINANCIAL STATEMENTS

American Opportunities’ most recent audited financial statements are set forth in American Opportunities’ Annual Report for the fiscal year ended December 31, 2005. A copy of the Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus. Growth's most recent audited financial statements are set forth in Growth's Annual Report for the fiscal year ended March 31, 2006, which is incorporated by reference in the Proxy Statement and Prospectus.

Shown below are Financial Statements for both Growth and American Opportunities and Pro Forma Financial Statements for the Combined Fund at March 31, 2006, as though the reorganization occurred as of that date. The first table presents Portfolio of Investments (unaudited) for both Growth and American Opportunities and pro forma figures for the Combined Fund. The second table presents Statements of Assets and Liabilities (unaudited) for both Growth and American Opportunities and pro forma figures for the Combined Fund. The third table presents Statements of Operations (unaudited) for both Growth and American Opportunities and pro forma figures for the Combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

Morgan Stanley American Opportunities Fund
Pro Forma Portfolio of Investments as of March 31, 2006
(unaudited)

	Morgan Stanley American Opportunities Fund		Morgan Stanley Growth Fund		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Common Stocks (93.8%)
Advertising/Marketing Services (2.0%)
Getty Images, Inc.*	834,756	$62,506,529	143,377	$10,736,070	978,133	$73,242,599
Air Freight/Couriers (0.6%)
C.H. Robinson Worldwide, Inc.	—	—	242,809	11,919,494	242,809	11,919,494
Expeditors International of Washington, Inc.	—	—	138,338	11,951,020	138,338	11,951,020
		—		23,870,514		23,870,514
Biotechnology (3.6%)
Genentech, Inc.*	371,700	31,412,367	117,000	9,887,670	488,700	41,300,037
Genzyme Corp.*	292,500	19,661,850	—	—	292,500	19,661,850
Gilead Sciences, Inc.*	1,010,724	62,887,247	154,000	9,581,880	1,164,724	72,469,127
		113,961,464		19,469,550		133,431,014
Broadcasting (1.9%)
Grupo Televisa S.A. - CPO (ADR) (Mexico)	2,841,600	56,547,840	651,100	12,956,890	3,492,700	69,504,730

Casino/Gaming (1.2%)
International Game Technology	—	—	279,491	9,843,673	279,491	9,843,673
Station Casinos, Inc.	462,800	36,732,436	—	—	462,800	36,732,436
		36,732,436		9,843,673		46,576,109
Chemicals: Agricultural (3.9%)
Monsanto Co.	1,356,250	114,942,187	352,206	29,849,458	1,708,456	144,791,645

Coal (2.6%)
Peabody Energy Corp.	1,914,600	96,514,986	—	—	1,914,600	96,514,986

Computer Communications (1.3%)
Cisco Systems, Inc.*	2,189,100	47,437,797	—	—	2,189,100	47,437,797

Computer Peripherals (0.0%)
Seagate Technology, Inc. (Escrow) (a)*	—	—	206,600	0	206,600	0

Computer Processing Hardware (6.1%)
Apple Computer, Inc.*	1,691,100	106,065,792	141,568	8,879,145	1,832,668	114,944,937
Dell, Inc.*	3,241,450	96,465,552	527,747	15,705,751	3,769,197	112,171,303
		202,531,344		24,584,896		227,116,240
Construction Materials (0.3%)
Cemex S.A. de C.V. - CPO (ADR) (Mexico)	—	—	154,400	10,079,232	154,400	10,079,232

Data Processing Services (2.5%)
CheckFree Corp.*	767,800	38,773,900	—	—	767,800	38,773,900
First Data Corp.	682,000	31,931,240	273,400	12,800,588	955,400	44,731,828
Paychex, Inc.	—	—	236,018	9,832,510	236,018	9,832,510
		70,705,140		22,633,098		93,338,238
Discount Stores (1.3%)
Costco Wholesale Corp.	—	—	477,630	25,868,441	477,630	25,868,441
Sears Holdings Corp.*	—	—	171,558	22,686,830	171,558	22,686,830
		—		48,555,271		48,555,271

Morgan Stanley American Opportunities Fund
Pro Forma Portfolio of Investments as of March 31, 2006
(unaudited)

	Morgan Stanley American Opportunities Fund		Morgan Stanley Growth Fund		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Financial Conglomerates (4.7%)
American Express Co.	2,000,100	$105,105,255	303,100	$15,927,905	2,303,200	$121,033,160
Brookfield Asset Mangemnet Inc. (Class A) (Canada)	458,700	25,256,022	517,583	28,498,120	976,283	53,754,142
		130,361,277		44,426,025		174,787,302
Financial Publishing/Services (4.4%)
McGraw-Hill Companies, Inc. (The)	952,800	54,900,336	230,900	13,304,458	1,183,700	68,204,794
Moody's Corp.	1,229,700	87,874,362	140,405	10,033,341	1,370,105	97,907,703
		142,774,698		23,337,799		166,112,497
Gas Distributors (0.2%)
Questar Corp.	—	—	123,531	8,653,347	123,531	8,653,347

Home Building (0.2%)
Pulte Homes, Inc.	—	—	252,578	9,704,047	252,578	9,704,047

Hotels/Resorts/Cruiselines (2.8%)
Carnival Corp. (Panama)	1,887,700	89,420,349	359,189	17,014,783	2,246,889	106,435,132

Industrial Machinery (0.5%)
Illinois Tool Works Inc.	188,600	18,164,066	—	—	188,600	18,164,066

Information Technology Services (0.5%)
Cognizant Technology Solutions Corp. (Class A)*	326,100	19,399,689	—	—	326,100	19,399,689

Insurance Brokers/Services (0.4%)
ChoicePoint, Inc.*	360,100	16,114,475	—	—	360,100	16,114,475

Internet Retail (0.3%)
Amazon.com, Inc.*	—	—	340,771	12,441,549	340,771	12,441,549

Internet Software/Services (9.7%)
Google, Inc. (Class A)*	479,650	187,063,500	77,968	30,407,520	557,618	217,471,020
Yahoo!, Inc.*	3,802,900	122,681,554	703,927	22,708,685	4,506,827	145,390,239
		309,745,054		53,116,205		362,861,259
Investment Banks/Brokers (4.6%)
Ameriprise Financial, Inc.	—	—	227,700	10,260,162	227,700	10,260,162
Chicago Mercantile Exchange Holdings, Inc.	60,000	26,850,000	30,178	13,504,655	90,178	40,354,655
Goldman Sachs Group, Inc. (The)	425,775	66,829,644	—	—	425,775	66,829,644
Schwab (Charles) Corp. (The)	2,749,800	47,324,058	—	—	2,749,800	47,324,058
		141,003,702		23,764,817		164,768,519
Investment Managers (0.2%)
Legg Mason, Inc.	—	—	76,525	9,590,878	76,525	9,590,878
Managed Health Care (3.9%)
UnitedHealth Group Inc.	2,351,100	131,332,446	285,496	15,947,807	2,636,596	147,280,253

Medical Specialties (5.5%)
Alcon, Inc. (Switzerland)	895,400	93,354,404	68,549	7,146,919	963,949	100,501,323
Dade Behring Holdings, Inc.	494,000	17,640,740	203,619	7,271,234	697,619	24,911,974
Medtronic, Inc.	1,100,500	55,850,375	—	—	1,100,500	55,850,375

Morgan Stanley American Opportunities Fund
Pro Forma Portfolio of Investments as of March 31, 2006
(unaudited)

	Morgan Stanley American Opportunities Fund		Morgan Stanley Growth Fund		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
St. Jude Medical, Inc.*	414,700	$17,002,700	188,444	$7,726,204	603,144	$24,728,904
		183,848,219		22,144,357		205,992,576
Miscellaneous Commercial Services (0.6%)
Corporate Executive Board Co. (The)	—	—	150,775	15,213,197	150,775	15,213,197
Iron Mountain Inc.*	—	—	216,153	8,806,073	216,153	8,806,073
		—		24,019,270		24,019,270
Oil & Gas Production (7.7%)
EnCana Corp. (Canada)	693,300	32,397,909	—	—	693,300	32,397,909
Southwestern Energy Co.*	866,300	27,886,197	245,340	7,897,494	1,111,640	35,783,691
Ultra Petroleum Corp. (Canada)*	3,017,500	188,020,425	516,267	32,168,597	3,533,767	220,189,022
		248,304,531		40,066,091		288,370,622
Other Consumer Services (7.1%)
Apollo Group, Inc. (Class A)*	1,779,207	93,426,160	252,182	13,242,077	2,031,389	106,668,237
eBay, Inc.*	3,332,100	130,151,826	717,314	28,018,285	4,049,414	158,170,111
		223,577,986		41,260,362		264,838,348
Packaged Software (1.0%)
Adobe Systems, Inc.*	1,040,700	36,341,244	—	—	1,040,700	36,341,244

Personnel Services (1.6%)
Monster Worldwide, Inc.*	967,600	48,244,536	210,850	10,512,981	1,178,450	58,757,517

Pharmaceuticals: Other (0.7%)
Allergan, Inc.	249,054	27,022,322	—	—	249,054	27,022,322

Property - Casualty Insurers (1.4%)
Berkshire Hathaway, Inc. (Class B)*	11,511	34,671,132	6,021	18,135,252	17,532	52,806,384

Recreational Products (3.1%)
Electronic Arts, Inc.*	1,819,900	99,584,928	311,539	17,047,414	2,131,439	116,632,342

Semiconductors (1.2%)
Marvell Technology Group, Ltd. (Bermuda)*	662,800	35,857,480	162,904	8,813,106	825,704	44,670,586

Specialty Telecommunications (1.6%)
Crown Castle International Corp.*	1,818,674	51,559,408	342,637	9,713,759	2,161,311	61,273,167

Tobacco (0.3%)
Altria Group, Inc.	—	—	177,117	12,550,511	177,117	12,550,511

Trucks/Construction/Farm Machinery (0.3%)
Joy Global Inc.	188,900	11,290,553	—	—	188,900	11,290,553

Wireless Telecommunications (2.0%)
America Movil S.A. de C.V. (Series L) (ADR) (Mexico)	1,614,000	55,295,640	573,332	19,642,354	2,187,332	74,937,994

Total Common Stocks
(Cost $2,242,948,917, $565,213,782 and $2,808,162,699, respectively)		2,855,793,458		654,481,366		3,510,274,824

Morgan Stanley American Opportunities Fund
Pro Forma Portfolio of Investments as of March 31, 2006
(unaudited)

	Morgan Stanley American Opportunities Fund		Morgan Stanley Growth Fund		Combined
	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Short-Term Investments (1.6%)
Repurchase Agreements
Joint repurchase agreement account 4.785% due 04/03/06 (dated 03/31/06; proceeds $49,450,711, $11,471,572 and $60,922,283, respectively) (b) (Cost $49,431,000, $11,467,000 and $60,898,000, respectively)	$49,431	$49,431,000	$11,467	$11,467,000	$60,898	$60,898,000
Total Investments
(Cost$2,292,379,917,$576,680,782and$2,869,060,699,respectively)(c)	95.4%	$2,905,224,458		$665,948,366		$3,571,172,824

ADR	American Depositary Receipt.

*	Non-income producing security.

(a)	A security with a total market value equal to $0 has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(b)	Collateralized by federal agency and U.S. Treasury obligations.

(c)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Morgan Stanley American Opportunities Fund	$660,715,892	$47,871,351	$612,844,541
Morgan Stanley Growth Fund	111,266,477	23,409,279	87,857,198
Combined	$771,982,369	$71,280,630	$700,701,739

Morgan Stanley American Opportunities Fund
Pro-Forma Financial Statements
Statement of Assets And Liabilities
March 31, 2006 (unaudited)

	Morgan Stanley American Opportunities Fund	Morgan Stanley Growth Fund	Pro-Forma Adjustments		Combined
Assets:
Investments in securities, at value (cost $2,292,379,917 ,$576,680,782 and $2,869,060,699, respectively)	$2,905,224,458	$665,948,366	—		$3,571,172,824
Cash	44,691	—	—		44,691
Receivable for:
Investments sold	502,899,264	218,321	—		503,117,585
Shares of beneficial interest sold	1,793,025	524,579	—		2,317,604
Dividends	807,894	260,824	—		1,068,718
Interest	6,571	1,524	—		8,095
Foreign withholding taxes reclaimed	6,324	—	—		6,324
Prepaid expenses and other assets	74,165	35,969	—		110,134
Total Assets	3,410,856,392	666,989,583	—		4,077,845,975
Liabilities:
Payable for:
Investments purchased	324,504,320	—	—		324,504,320
Shares of beneficial interest redeemed	4,695,555	786,564	—		5,482,119
Distribution fee	1,373,044	297,532	—		1,670,576
Investment advisory fee	1,113,392	275,525	—		1,388,917
Administration fee	209,371	45,088	—		254,459
Transfer agent fee	349,227	27,025	—		376,252
Accrued expenses and other payables	342,299	108,168	$495,000	(1)	945,647
Total Liabilities	332,587,208	1,539,902	495,000		334,622,110
Net Assets	$3,078,269,184	$665,449,681	($495,000)		$3,743,223,865
Composition of Net Assets:
Paid-in-capital	$5,803,173,299	$705,750,869	—		$6,508,924,168
Net unrealized appreciation	612,816,079	89,267,584	—		702,083,663
Accumulated net investment loss	(6,900,670)	(1,289)	($495,000	)(1)	(7,396,959)
Accumulated net realized loss	(3,330,819,524)	(129,567,483)	—		(3,460,387,007)
Net Assets	$3,078,269,184	$665,449,681	($495,000)		$3,743,223,865
Class A Shares:
Net Assets	$1,252,826,040	$364,110,692	($270,847	)(1)	$1,616,665,885
Shares Outstanding (unlimited authorized, $.01 par value)	45,025,764	24,616,691	(11,528,600	)(2)	58,113,855
Net Asset Value Per Share	$27.82	$14.79			$27.82
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$29.37	$15.61			$29.36
Class B Shares:
Net Assets	$1,170,129,811	$228,752,097	($170,159	)(1)	$1,398,711,749
Shares Outstanding (unlimited authorized, $.01 par value)	44,949,028	16,398,300	(7,610,282	)(2)	53,737,046
Net Asset Value Per Share	$26.03	$13.95			$26.03
Class C Shares:
Net Assets	$119,208,461	$29,376,220	($21,852	)(1)	$148,562,829
Shares Outstanding (unlimited authorized, $.01 par value)	4,624,574	2,132,979	(993,482	)(2)	5,764,071
Net Asset Value Per Share	$25.78	$13.77			$25.77
Class D Shares:
Net Assets	$536,104,872	$43,210,672	($32,142	)(1)	$579,283,402
Shares Outstanding (unlimited authorized, $.01 par value)	18,836,006	2,855,693	(1,337,398	)(2)	20,354,301
Net Asset Value Per Share	$28.46	$15.13			$28.46

(1)	Represents a non-recurring cost in connection with the reorganization which will be borne by Morgan Stanley Growth Fund.

(2)	Represents the difference between total additional shares to be issued (see Note 2) and current Growth Fund shares outstanding.

Morgan Stanley American Opportunities Fund
Pro-Forma Financial Statements
Statement of Operations
For the Twelve Months Ended March 31, 2006 (unaudited)

	Morgan Stanley American Opportunities Fund	Morgan Stanley Growth Fund	Pro-Forma Adjustments		Combined
Net Investment Income:
Income
Dividends (net of $249,960, $59,560 and $309,520 foreign withholding tax, respectively)	$17,601,302	$5,029,972	—		$22,631,274
Interest	2,597,507	316,859	—		2,914,366
Total Income	20,198,809	5,346,831	—		25,545,640
Expenses
Investment advisory fee	13,940,158	3,956,213	($976,568	)(1)	16,919,803
Distribution fee (Class A shares)	2,923,858	837,638	—		3,761,496
Distribution fee (Class B shares)	14,108,020	2,646,023	—		16,754,043
Distribution fee (Class C shares)	1,266,107	271,973	—		1,538,080
Transfer agent fees and expenses	7,563,826	1,449,327	—		9,013,153
Administration fee	2,633,450	632,994	—		3,266,444
Shareholder reports and notices	612,510	143,820	(57,528	)(2)	698,802
Professional fees	90,066	85,246	(85,246	)(2)	90,066
Registration fees	79,274	67,131	(26,852	)(2)	119,553
Custodian fees	130,982	49,102	—		180,084
Trustees' fees and expenses	49,238	10,321	—		59,559
Other	87,745	63,241	(610	)(2)	150,376
Total Expenses	43,485,234	10,213,029	(1,146,804)		52,551,459
Less: amounts waived/reimbursed	—	(122,626)	122,626		—
Net Expenses	43,485,234	10,090,403	(1,024,178)		52,551,459
Net Investment Loss	(23,286,425)	(4,743,572)	1,024,178		(27,005,819)
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	318,770,581	135,193,261	—		453,963,842
Foreign exchange transactions	(52,588)	—	—		(52,588)
Net Realized Gain	318,717,993	135,193,261	—		453,911,254
Net Change in Unrealized Appreciation/Depreciation on:
Investments	270,968,546	43,072,263	—		314,040,809
Translation of other assets and liabilities denominated in foreign currencies	(35,510)	—	—		(35,510)
Net Appreciation	270,933,036	43,072,263	—		314,005,299
Net Gain	589,651,029	178,265,524	—		767,916,553
Net Increase	$566,364,604	$173,521,952	$1,024,178		$740,910,734

(1)	Reflects adjustment to investment management fees based on American Opportunities Fund's fee schedule.

(2)	Reflects elimination of duplicate services or fees.

Morgan Stanley American Opportunities Fund
Notes to Pro Forma Financial Statements
(unaudited)

1.    Basis of Combination - The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at March 31, 2006 and the related Statement of Operations (‘‘Pro Forma Statements’’) for the twelve months ended March 31, 2006, reflect the accounts of Morgan Stanley American Opportunities Fund (‘‘American Opportunities’’) and Morgan Stanley Growth Fund (‘‘Growth’’).

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Growth in exchange for shares in American Opportunities. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2.    Shares of Beneficial Interest - The pro forma net asset value per share assumes the issuance of additional shares of American Opportunities which would have been issued on March 31, 2006 in connection with the proposed reorganization. Shareholders of Growth would become shareholders of American Opportunities receiving shares of the corresponding class of American Opportunities equal to the value of their holdings in Growth. The amount of additional shares assumed to be issued was calculated based on the March 31, 2006 net assets of Growth and the net asset value per share of American Opportunities as follows:

	Class A	Class B	Class C	Class D
Growth pre-merger shares	24,616,691	16,398,300	2,132,979	2,855,693
Growth net assets	$364,110,692	$228,752,097	$29,376,220	$43,210,672
Net asset value per share - American Opportunities	$27.82	$26.03	$25.78	$28.46
American Opportunities merger shares issued	13,088,091	8,788,018	1,139,497	1,518,295
Difference between total additional shares to be issued and pre-merger
Growth shares outstanding	(11,528,600)	(7,610,282)	(993,482)	(1,337,398)

3.    Pro Forma Operations - The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for American Opportunities at the combined level of average net assets for the twelve months ended March 31, 2006. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.    There is no guarantee that the portfolio of investments of American Opportunities on the closing date of the Reorganization will match the Pro Forma Portfolio of Investments presented herein. American Opportunities has no plan to sell any securities acquired in the Reorganization, other than in a manner consistent with American Opportunities' current investment objectives, strategies, policies, risks and restrictions. No securities are required to be sold in connection with the Reorganization.

5.    As of March 31, 2006, the unreimbursed distribution expenses of Growth were $22,085,179. Subsequent to the merger, these unreimbursed distribution expenses may be recovered under the American Opportunities' 12b-1 Plan. There is no legal obligation for American Opportunities to pay these unreimbursed expenses, if for any reason the Plan is terminated; however, the Trustees will consider at that time the manner in which to treat such expenses.

June 6, 2006

Supplement

SUPPLEMENT DATED JUNE 6, 2006 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Morgan Stanley Aggressive Equity Fund, dated November 30, 2005
Morgan Stanley Allocator Fund, dated May 31, 2006
Morgan Stanley American Opportunities Fund, dated April 28, 2006
Morgan Stanley Balanced Growth Fund, dated May 31, 2006
Morgan Stanley Balanced Income Fund, dated May 31, 2006
Morgan Stanley California Tax-Free Income Fund, dated April 28, 2006
Morgan Stanley Capital Opportunities Trust, dated March 30, 2006
Morgan Stanley Convertible Securities Trust, dated January 27, 2006
Morgan Stanley Developing Growth Securities Trust, dated January 27, 2006
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated October 28, 2005
Morgan Stanley European Equity Fund Inc., dated February 28, 2006
Morgan Stanley Financial Services Trust, dated September 30, 2005
Morgan Stanley Flexible Income Trust, dated February 28, 2006
Morgan Stanley Fundamental Value Fund, dated January 27, 2006
Morgan Stanley Global Advantage Fund, dated September 30, 2005
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Health Sciences Trust, dated November 30, 2005
Morgan Stanley High Yield Securities Inc., dated December 29, 2005
Morgan Stanley Income Builder Fund, dated January 27, 2006
Morgan Stanley Income Trust, dated December 29, 2005
Morgan Stanley Information Fund, dated July 29, 2005
Morgan Stanley International Fund, dated February 28, 2006
Morgan Stanley International SmallCap Fund, dated September 30, 2005
Morgan Stanley International Value Equity Fund, dated December 29, 2005
Morgan Stanley Japan Fund, dated September 30, 2005
Morgan Stanley Mid-Cap Value Fund, dated December 29, 2005
Morgan Stanley Mortgage Securities Trust, dated February 28, 2006
Morgan Stanley Multi-Asset Class Fund, dated January 27, 2006
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2006
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 28, 2006
Morgan Stanley Pacific Growth Fund Inc., dated February 28, 2006
Morgan Stanley Real Estate Fund, dated March 30, 2006
Morgan Stanley S&P 500 Index Fund, dated December 29, 2005
Morgan Stanley Small-Mid Special Value Fund, dated August 29, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Special Value Fund, dated November 30, 2005
Morgan Stanley Strategist Fund, dated November 30, 2005
Morgan Stanley Tax-Exempt Securities Trust, dated April 28, 2006
Morgan Stanley Total Market Index Fund, dated November 30, 2005
Morgan Stanley Total Return Trust, dated November 30, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 28, 2006
Morgan Stanley Utilities Fund, dated April 28, 2006
Morgan Stanley Value Fund, dated January 27, 2006
(Collectively, the ‘‘Funds’’)

The disclosure in each Fund's Statement of Additional Information in the section entitled ‘‘Investment Advisory and Other Services, Revenue Sharing’’ is hereby deleted and replaced with the following:

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries (‘‘Intermediaries’’) in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

These payments currently include the following amounts which are paid to Morgan Stanley DW and other Intermediaries or their salespersons in accordance with the applicable compensation structure:

(1)

On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

(2)

On Class D shares (other than shares held by participants in the Morgan Stanley Funds Portfolio ArchitectSM Program, the Morgan Stanley Fund SolutionSM Program, the Morgan Stanley Personal PortfolioSM Program and Morgan Stanley Corporate Retirement Solutions), Morgan Stanley DW and other Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual fee of up to 0.15% of the current value of the Class D shares held in the applicable accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

(3)

On Class A, B and C shares (except on shares, if any, held by participants in the Morgan Stanley Fund SolutionSM Program, the Morgan Stanley Personal PortfolioSM Program and Morgan Stanley Corporate Retirement Solutions):

•

An amount up to 0.11% of gross sales of such shares; and

•

An annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares (with respect to Morgan Stanley DW, this amount is paid only to the extent assets held in certain Morgan Stanley Funds exceed $9 billion).

(4)

An annual fee in an amount equal to 0.20% of the value of Fund shares held through 401(k) platforms in Morgan Stanley Corporate Retirement Services.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Mortgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanely DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

* Commissions or transaction fees paid to Morgan Stanley DW or other Intermediaries who initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

April 28, 2006

Supplement

SUPPLEMENT DATED APRIL 28, 2006 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
Dated April 28, 2006

Effective July 3, 2006, the Board of Trustees of Morgan Stanley American Opportunities Fund (the ‘‘Fund’’) approved changing the name of the Fund to ‘‘Morgan Stanley Focus Growth Fund.’’ Upon effectiveness of this change, all references to ‘‘American Opportunities Fund’’ in the Statement of Additional Information will be replaced with ‘‘Focus Growth Fund.’’

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Morgan Stanley
American Opportunities
Fund

STATEMENT OF ADDITIONAL INFORMATION

April 28, 2006

This Statement of Additional Information is not a prospectus. The Prospectus (dated April 28, 2006) for Morgan Stanley American Opportunities Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

The Fund's audited financial statements for the fiscal year ended December 31, 2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

Morgan Stanley
American Opportunities Fund
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

I. Fund History	4
II. Description of the Fund and Its Investments and Risks	4
A. Classification	4
B. Investment Strategies and Risks	4
C. Fund Policies/Investment Restrictions	16
D. Disclosure of Portfolio Holdings	17
III. Management of the Fund	21
A. Board of Trustees	21
B. Management Information	21
C. Compensation	29
IV. Control Persons and Principal Holders of Securities	31
V. Investment Advisory and Other Services	31
A. Investment Adviser and Administrator	31
B. Principal Underwriter	32
C. Services Provided by the Investment Adviser and Administrator	33
D. Dealer Reallowances	34
E. Rule 12b-1 Plan	34
F. Other Service Providers	37
G. Fund Management	38
H. Codes of Ethics	39
I. Proxy Voting Policy and Proxy Voting Record	40
J. Revenue Sharing	41
VI. Brokerage Allocation and Other Practices	42
A. Brokerage Transactions	42
B. Commissions	42
C. Brokerage Selection	43
D. Directed Brokerage	44
E. Regular Broker-Dealers	44
VII. Capital Stock and Other Securities	44
VIII. Purchase, Redemption and Pricing of Shares	45
A. Purchase/Redemption of Shares	45
B. Offering Price	45
IX. Taxation of the Fund and Shareholders	46
X. Underwriters	49
XI. Performance Data	49
XII. Financial Statements	50
XIII. Fund Counsel	50

Glossary of Selected Defined Terms

The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

‘‘Administrator’’ or ‘‘Morgan Stanley Services’’ — Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

‘‘Custodian’’ — The Bank of New York.

‘‘Distributor’’ — Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

‘‘Financial Advisors’’ — Morgan Stanley authorized financial services representatives.

‘‘Fund’’ — Morgan Stanley American Opportunities Fund, a registered open-end investment company.

‘‘Independent Trustees’’ — Trustees who are not ‘‘interested persons’’ (as defined by the Investment Company Act of 1940, as amended (‘‘Investment Company Act’’)) of the Fund.

‘‘Investment Adviser’’ — Morgan Stanley Investment Advisors Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

‘‘Morgan Stanley & Co.’’ — Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

‘‘Morgan Stanley DW’’ — Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

‘‘Morgan Stanley Funds’’ — Registered investment companies for which the Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

‘‘Transfer Agent’’ — Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

‘‘Trustees’’ — The Board of Trustees of the Fund.

I.    FUND HISTORY

The Fund was incorporated in the State of Maryland on December 13, 1979 under the name InterCapital Industry-Valued Securities Inc. Effective March 21, 1983, the Fund's name was changed to Dean Witter Industry-Valued Securities Inc. On April 6, 1987, the Fund was reorganized as a Massachusetts business trust, under a Declaration of Trust, with the name Dean Witter American Value Fund. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter American Value Fund. Effective April 26, 1999, the Fund's name was changed to Morgan Stanley Dean Witter American Opportunities Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley American Opportunities Fund.

II.    DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A.    Classification

The Fund is an open-end, diversified management investment company whose investment objective is long-term capital growth consistent with an effort to reduce volatility.

B.    Investment Strategies and Risks

The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled ‘‘Principal Investment Strategies,’’ ‘‘Principal Risks,’’ ‘‘Additional Investment Strategy Information’’ and ‘‘Additional Risk Information.’’

Convertible Securities.    The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its ‘‘investment value’’ (its value as if it did not have a conversion privilege), and its ‘‘conversion value’’ (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as ‘‘junk bonds.’’ Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

Foreign Investment.    Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although the Investment Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

Emerging Market Securities.    An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely effected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic development (including war) that could affect adversely the economies of such countries or the value of a fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Depositary Receipts.    Depositary Receipts represent an ownership interest in securities of foreign companies (an ‘‘underlying issuer’’) that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts (‘‘ADRs’’), Global Depositary Receipts (‘‘GDRs’’) and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as ‘‘Depositary Receipts’’). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be ‘‘sponsored’’ or ‘‘unsponsored.’’ Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Foreign Currency Exchange Contracts.    The Fund may enter into forward foreign currency exchange contracts (‘‘forward contracts’’) as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to ‘‘lock in’’ the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Investment Adviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into ‘‘cross-currency’’ hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

Option and Futures Transactions.    The Fund may engage in transactions in listed and over-the-counter (‘‘OTC’’) options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation (‘‘OCC’’). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.

Covered Call Writing.    The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit. The Fund will receive from the purchaser, in return for a call it has written, a ‘‘premium;’’ i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.

The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

A call option is ‘‘covered’’ if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

Options written by the Fund normally have expiration dates of from up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

Covered Put Writing.    A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (or currency). A put option is ‘‘covered’’ if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

Purchasing Call and Put Options.    The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

Options on Foreign Currencies.    The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

OTC Options.    OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers.

Risks of Options Transactions.    The successful use of options depends on the ability of the Investment Adviser to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline.

The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

Stock Index Options.    The Fund may invest in options on broadly based indexes. Options on stock indexes are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Risks of Options on Indexes.    Because exercises of stock index options are settled in cash, the Fund could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the ‘‘timing risk’’ inherent in writing index options.

When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This ‘‘timing risk’’ is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

Futures Contracts.    The Fund may purchase and sell interest rate, currency and stock index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

Margin.    If the Fund enters into a futures contract, it is initially required to deposit an ‘‘initial margin’’ of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract, which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called ‘‘variation margin,’’ which are reflective of price fluctuations in the futures contract.

Options on Futures Contracts.    The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

Limitations on Futures Contracts and Options on Futures.    The Commodity Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (‘‘CEA’’). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's Prospectus or Statement of Additional Information. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

Risks of Transactions in Futures Contracts and Related Options.    The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Adviser may still not result in a successful hedging transaction.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

Money Market Securities.    The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

U.S. Government Securities.    Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

Bank Obligations.    Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

Eurodollar Certificates of Deposit.    Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

Obligations of Savings Institutions.    Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

Fully Insured Certificates of Deposit.    Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

Commercial Paper.    Commercial paper rated within the two highest grades by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. (‘‘S&P’’) or by Moody's Investors Service, Inc. (‘‘Moody's’’) or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

Repurchase Agreements.    The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

Zero Coupon Securities.    A portion of the fixed-income securities purchased by the Fund may be ‘‘zero coupon’’ securities. These are debt securities which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a ‘‘deep discount’’ price).

The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

Investment in Real Estate Investment Trusts.    Real Estate Investment Trusts (‘‘REITs’’) pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

A shareholder in the Fund, by investing in REITs indirectly through the Fund, will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the Investment Company Act.

Loans of Portfolio Securities.    The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 25% of the value of its total assets.

The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower ‘‘marks to market’’ on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receive a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Investment Adviser deems material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Investment Adviser to be creditworthy and when, in the judgment of the Investment Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

When-Issued and Delayed Delivery Securities and Forward Commitments.    From time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment may take place a month or more after the date of commitment. The Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

When, As and If Issued Securities.    The Fund may purchase securities on a ‘‘when, as and if issued’’ basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's total assets committed to the purchase of securities on a ‘‘when, as and if issued’’ basis may increase the volatility of its net asset value. The Fund may also sell securities on a ‘‘when, as and if issued’’ basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

Private Placements.    The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the ‘‘Securities Act’’), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be ‘‘liquid,’’ the security will not be included within the category ‘‘illiquid securities,’’ which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Warrants and Subscription Rights.    The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

C.    Fund Policies/Investment Restrictions

The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, except in the case of borrowing and investments in illiquid securities; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing and investments in illiquid securities.

The Fund will:

1.	Seek long-term capital growth consistent with an effort to reduce volatility.

The Fund may not:

1.	Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. Government, its agencies or instrumentalities).

2.	Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

3.	Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to cash equivalents.

4.	Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

5.	Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to any obligation of the U.S. Government, its agencies or instrumentalities.

6.	Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Adviser owns more than ½ of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than ½ of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

7.	Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

8.	Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

9.	Purchase or sell commodities, except that the Fund may purchase or sell (write) futures contracts and related options thereon.

10.	Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes, in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

11.	Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

12.	Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities.

13.	Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

14.	Make short sales of securities.

15.	Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

16.	Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

17.	Invest for the purpose of exercising control or management of any other issuer.

Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

D.    Disclosure of Portfolio Holdings

The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the ‘‘Policy’’). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

•	Complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag; and

•	Top 10 (or top 15) holdings monthly with a minimum 15 business day lag.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarter in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a nondisclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the ‘‘MSIM Funds’’) on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a nondisclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee (‘‘PHRC’’) or the Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers
Institutional Shareholder Services (ISS) (proxy voting agent)(*)	Complete portfolio holdings	Twice a month	(2)
FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)
Morgan Stanley Trust(*)	Complete portfolio holdings	As needed
The Bank of New York(*)	Complete portfolio holdings	As needed
Fund Rating Agencies
Lipper(*)	Top Ten and Complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after month end
Morningstar(**)	Top Ten and Complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Standard & Poor's(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag
Investment Company Institute(**)	Top Ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end
Consultants and Analysts
Americh Massena & Associates, Inc.(*)	Top Ten and Complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Bloomberg(**)	Complete portfolio holdings	Quarterly basis(5)	Approximately 30 days after quarter end
Callan Associates(*)	Top Ten and Complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Cambridge Associates(*)	Top Ten and Complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Citigroup (*)	Complete portfolio holdings	Quarterly basis(5)	At least one day after quarter end
Credit Suisse First Boston(*)	Top Ten and Complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
CTC Consulting, Inc.(**)	Top Ten and Complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively
Evaluation Associates(*)	Top Ten and Complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Fund Evaluation Group(**)	Top Ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Hammond Associates(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hewitt Associates(*)	Top Ten and Complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Merrill Lynch(*)	Top Ten and Complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Mobius(**)	Top Ten portfolio holdings(3)	Monthly basis	At least 15 days after month end
Nelsons(**)	Top Ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Name	Information Disclosed	Frequency(1)	Lag Time
Prime Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
PSN(**)	Top Ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
PFM Asset Management LLC(*)	Top Ten and Complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Russell Investment Group/Russell/Mellon Analytical Services, Inc.(**)	Top Ten and Complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively
Stratford Advisory Group, Inc.(*)	Top Ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Thompson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Watershed Investment Consultants, Inc.(*)	Top Ten and Complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Yanni Partners(**)	Top Ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Portfolio Analytics Providers
Fact Set(*)	Complete portfolio holdings	Daily	One day

(*)	This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)	The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)	Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)	Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)	Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)	Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)	This information will also be provided upon request from time to time.

(6)	Full portfolio holdings will also be provided upon request from time to time.

In addition, persons who owe a duty of trust or confidence to the Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include, (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the Independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or designated Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analysis; or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated Committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the nonpublic information.

In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

(a)    The PHRC, which will consist of executive officers of the Fund and the Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

(b)    The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

(c)    The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Investment Adviser; the Distributor; or any affiliated person of the Fund, the Investment Adviser, or the Distributor on the other.

(d)    Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed nondisclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund's Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

(e)    The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III.    MANAGEMENT OF THE FUND

A.    Board of Trustees

The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B.    Management Information

Trustees and Officers.    The Board of the Fund consists of nine Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the ‘‘Retail Funds’’) and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the ‘‘Institutional Funds’’). Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the ‘‘non-interested’’ or ‘‘Independent’’ Trustees. The other two Trustees (the ‘‘Management Trustees’’) are affiliated with the Investment Adviser.

The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2005) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	197	Director of various business organizations.
Edwin J. Garn (73) 1031 N. Chartwell Court Salt Lake City, UT 84103	Trustee	Since January 1993	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (2000-2004) (lobbying and consulting firm); United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	197	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation); United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

*	This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**	The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Wayne E. Hedien (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since September 1997	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	197	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; director of various other business and charitable organizations.
Dr. Manuel H. Johnson (57) c/o Johnson Smick Group Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	197	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).
Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since July 2003	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	198	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.
Michael E. Nugent (69) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Trustee	Since July 1991	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	197	None.
Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since July 2003	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	198	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

*	This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**	The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2005) and the other directorships, if any, held by the Trustee, are shown below.

Name, Age and Address of Management Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Management Trustee	Other Directorships Held by Trustee
Charles A. Fiumefreddo (72) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Chairman of the Board and Trustee	Since July 1991	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds and the TCW/DW Term Trust 2003 (until September 2002).	197	None.
James F. Higgins (58) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of Dean Witter Realty Inc.	197	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**	The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President (since September 2005) and Principal Executive Officer (since May 2003)	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Office (since May 2003) of the Van Kampen Funds; Managing Director of Morgan Stanley, Morgan Stanley Investment Management and Morgan Stanley & Co. Incorporated; Managing Director and Director of Morgan Stanley Investment Advisors Inc.; Managing Director and (since May 2002) Director of Morgan Stanley Investment Management Inc., Managing Director and (since January 2005) Director of Van Kampen Asset Management and Van Kampen Investments Inc.; Director, President (since February 2006) and Chief Executive Officer (since February 2006) of Morgan Stanley Services Company Inc., Director of Morgan Stanley Distributors Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Trust; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of Morgan Stanley Investment Management Inc.; Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc. (November 2003 to February 2006).
J. David Germany (52) 25 Cabot Square, Canary Wharf, London, United Kingdom E144QA	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., Van Kampen Asset Management and Van Kampen Advisors Inc.; Managing Director and Director of Morgan Stanley Investment Management Ltd.; Vice President (since February 2006) of the Retail and Institutional Funds.
Dennis F. Shea (53) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., Van Kampen Asset Management and Van Kampen Advisors Inc.; Vice President (since February 2006) of the Retail and Institutional Funds. Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.
Barry Fink (51) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	Managing Director of Morgan Stanley Investment Management, Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc.; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, General Counsel (May 2000 to February 2006) of Morgan Stanley Investment Management; Secretary (October 2003 to February 2006), General Counsel (May 2004 to February 2006) and Director (July 1998 to January 2005) of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Secretary and General Counsel of Morgan Stanley Investment Management Inc. (November 2002 to February 2006); Secretary and Director of Morgan Stanley Distributors Inc.; Secretary (February 1997 to July 2003) and General Counsel (February 1997 to April 2004) of the Retail Funds; Vice President and Assistant General Counsel of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Distributors Inc. (February 1997 to December 2001).

*	This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

**	The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of Morgan Stanley Investment Advisors Inc., Morgan Stanley Services Company Inc., Morgan Stanley Investment Management Inc., Van Kampen Asset Management, Van Kampen Advisors Inc. and Van Kampen Investments Inc.; Secretary (since February 2006) of Morgan Stanley Distributors Inc. and Morgan Stanley Distribution, Inc. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer (since February 2005) of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc. and (since June 2004) of Van Kampen Asset Management, Van Kampen Advisors Inc. and Van Kampen Investments Inc. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu (39) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2003	Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., Van Kampen Asset Management, Van Kampen Advisors Inc. and Van Kampen Investments Inc. Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of Van Kampen Asset Management Inc., Van Kampen Advisors Inc. and Van Kampen Investments Inc.; (December 2002 to February 2006); Secretary of Morgan Stanley Distribution, Inc. (October 2005 to February 2006).
Francis J. Smith (40) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly Vice President of the Retail Funds (September 2002 to July 2003).
Thomas F. Caloia (60) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Vice President	Since July 2003	Executive Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Assistant Treasurer of Morgan Stanley Investment Advisors Inc., Morgan Stanley Services Company Inc. and Morgan Stanley Distributors Inc.; Vice President of the Retail Funds. Formerly, Treasurer of the Retail Funds (April 1989-July 2003).
Mary E. Mullin (39) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since July 2003	Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc. Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

**	The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund: Lou Anne D. McInnis, Joseph Benedetti, Joanne Antico, Daniel E. Burton, Joanne Doldo, Tara A. Farrelly, Alice J. Gerstel, Eric C. Griffith, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin, Sheri L. Schreck and Julien H. Yoo.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2005 is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of December 31, 2005)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2005)
Independent:
Michael Bozic	None	over $100,000
Edwin J. Garn	$50,001 − $100,000	over $100,000
Wayne E. Hedien	None	over $100,000
Dr. Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	over $100,000	over $100,000
Michael E. Nugent	$1 − $10,000	over $100,000
Fergus Reid(1)	None	over $100,000
Interested:
Charles A. Fiumefreddo	$50,001 − $100,000	over $100,000
James F. Higgins	None	over $100,000

(1)	Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2005, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $786,542 and $766,622, respectively, pursuant to the deferred compensation plan.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

Independent Trustees and the Committees.    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended December 31, 2005, the Audit Committee held seven meetings.

The members of the Audit Committee of the Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid. None of the members of the Fund's Audit Committee is an ‘‘interested person,’’ as defined under the Investment Company Act, of any of the Funds (with such disinterested Trustees being ‘‘Independent Trustees’’ or individually ‘‘Independent Trustee’’). Each Independent Trustee is also ‘‘independent’’ from the Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of the Fund is Dr. Manuel H. Johnson.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. During the Fund's fiscal year ended December 31, 2005, the Governance Committee held two meetings.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption ‘‘Shareholder Communications.’’

There were 14 meetings of the Board of Trustees of the Fund held during the fiscal year ended December 31, 2005. The Independent Trustees of the Fund also met three times during that time, in addition to the 14 meetings of the full Board.

Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien are Independent Trustees. During the Fund's fiscal year ended December 31, 2005, the Insurance Committee held six meetings.

Advantages of Having Same Individuals as Trustees for the Retail Funds and Institutional Funds.    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as

Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

Trustee and Officer Indemnification.    The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Shareholder Communications.    Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C.    Compensation

Each Independent Trustee receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Trustee received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings received total compensation of $180,000 for serving the funds.

The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the ‘‘DC Plan’’), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the ‘‘Prior DC Plan’’) which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Fund's Trustees from the Fund for the fiscal year ended December 31, 2005 and the aggregate compensation payable to each of the fund's Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2005.

Compensation

Name of Independent Trustee:	Total compensation from the Fund(5)	Number of Portfolios in the Fund Complex from which the Trustee received compensation(5)	Total Compensation from the Fund Complex(5)
Michael Bozic(1)(3)	$4,322	170	$180,000
Edwin J. Garn(1)(3)	4,267	170	178,000
Wayne E. Hedien(1)(2)	4,322	170	180,000
Dr. Manuel H. Johnson(1)	5,756	170	240,000
Joseph J. Kearns(1)(4)	5,062	171	217,000
Michael E. Nugent(1)(2)	5,039	170	210,000
Fergus Reid(1)(3)	5,039	171	215,000
Name of Interested Trustee:
Charles A. Fiumefreddo(2)	8,609	170	360,000
James F. Higgins	None	170	0

(1)	Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.

(2)	Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.

(3)	Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.

(4)	Includes amounts deferred at the election of the Trustee under the DC Plan.

(5)	Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Retail Funds (the ‘‘Adopting Funds’’), not including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an ‘‘Eligible Trustee’’) would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 2005 and by the Adopting Funds for the calendar year ended December 31, 2005, and the estimated retirement benefits for the Independent Trustees, from the Fund as of the fiscal year ended December 31, 2005 and from the Adopting Funds for each calendar year following retirement.

Name of Independent Trustee	Retirement benefits accrued as fund expenses				Estimated annual benefits upon retirement(1)
	By the Fund		By All Adopting Funds		From the Fund	From All Adopting Funds
Michael Bozic	$385		$19,439		$967	$46,871
Edwin J. Garn	(225	)(2)	(10,738	)(2)	985	46,917
Wayne E. Hedien	749		37,860		837	40,020
Dr. Manuel H. Johnson	417		19,701		1,420	68,630
Michael E. Nugent	746		35,471		1,269	61,377

(1)	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

(2)	Mr. Garn's retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense has been overaccrued.

IV.    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following owned 5% or more of the outstanding shares of Class A of the Fund as of April 3, 2006: State Street Bank and Trust Co., FBO ADP/Morgan Stanley Alliance, 105 Rosemont Avenue, Westwood MA 02090-2318 – 10.81%.

The following owned 5% or more of the outstanding shares of Class D of the Fund as of April 3, 2006: MAC & Co Mutual Funds Operations, Morgan Stanley DPSP/Start Plan P.O. Box 3198, Pittsburgh, PA 15230-3198 – 10.65%.

As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V.    INVESTMENT ADVISORY AND OTHER SERVICES

A.    Investment Adviser and Administrator

The Investment Adviser to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

Prior to November 1, 2004, pursuant to an investment management agreement (the ‘‘Management Agreement’’) with the Investment Adviser, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund paid the Investment Adviser monthly compensation calculated daily by applying the annual rate of 0.625% of the portion of daily net assets not exceeding $250 million; 0.50% of the portion of daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.475% of the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.45% of the portion of daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.425% of the portion of daily net assets exceeding $4.5 billion. The management fee was allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

The Board of Trustees of the Fund approved amending and restating, effective November 1, 2004, the Management Agreement to remove the administration services component from the Management

Agreement and to reduce the investment advisory fee to the annual rate of 0.545% of the portion of the daily net assets not exceeding $250 million; 0.42% of the portion of the daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.345% of the portion of the daily net assets exceeding $4.5 billion. The advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Fund's Investment Adviser continues to provide investment advisory services under an Amended and Restated Investment Advisory Agreement (‘‘Investment Advisory Agreement’’). The administration services previously provided to the Fund by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. (‘‘Administrator’’), a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement (‘‘Administration Agreement’’) entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement. Under the terms of the Administration Agreement, the Administrator will provide the same administrative services previously provided by the Investment Adviser.

For the fiscal years ended December 31, 2003, 2004 and 2005, the Investment Adviser accrued total compensation under the Management Agreement and the Investment Advisory Agreement in the amount of $23,236,808, $21,147,179 and $14,422,611, respectively.

For the period November 1, 2004 through December 31, 2004 and for the fiscal year ended December 31, 2005, the Administrator accrued total compensation under the Administration Agreement in the amounts of $537,863 and $2,733,929.

Although the entities providing administrative services to the Fund have changed, the Morgan Stanley personnel preforming such services remain the same. Furthermore, the changes have not resulted in any increase in the amount of total combined fees paid by the Fund for investment advisory and administrative services, or any decrease in the nature or quality of the investment advisory or administrative services received by the Fund.

B.    Principal Underwriter

The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C.    Services Provided by the Investment Adviser and Administrator

The Investment Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

Expenses not expressly assumed by the Investment Adviser under the Investment Advisory Agreement or by the Administrator under the Administration Agreement or by the Distributor will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of the Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D.    Dealer Reallowances

Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E.    Rule 12b-1 Plan

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the ‘‘Plan’’) pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.00% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the plan of distribution adopted by the Fund (the ‘‘Prior Plan’’) on April 30, 1984 (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Prior Plan's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares attributable to shares issued, net of shares redeemed, since the inception of the Prior Plan.

Effective May 1, 2004, the Board approved an Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 (the ‘‘Amended Plan’’) converting the Plan with respect to Class B shares from a ‘‘compensation’’ to a ‘‘reimbursement’’ plan similar to that of Class A and Class C. Except as otherwise described below, the terms of the Plan remain unchanged.

The Distributor also receives the proceeds of front-end sales charges (‘‘FSCs’’) and of contingent deferred sales charges (‘‘CDSCs’’) imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended December 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

	2005			2004			2003
Class A	FSCs:	(1)	$111,378	FSCs:	(1)	$153,349	FSCs:	(1)	$336,002
	CDSCs:		$1,037	CDSCs:		$4,567	CDSCs:		$4,144
Class B	CDSCs:		$3,980,262	CDSCs:		$5,722,907	CDSCs:		$5,455,037
Class C	CDSCs:		$13,077	CDSCs:		$22,520	CDSCs:		$29,631

(1)	FSCs apply to Class A only.

The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a ‘‘service fee’’ under the Rules of the NASD (of which the Distributor is a member). The ‘‘service fee’’ is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an ‘‘asset-based sales charge’’ as such is defined by the Rules of the NASD.

Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended December 31, 2005, of

$17,772,675. This amount is equal to 1.00% of the average daily net sales and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal year ended December 31, 2005, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $2,329,421 and $1,268,640, respectively, which amounts are equal to 0.25% and 0.97% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases.

With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the amount sold in all cases.

With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.00% of the amount sold and an annual residual commission, currently up to 1.00% of the current value of the respective accounts for which they are the Financial Advisors of record.

The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and; (d) other expenses relating to branch promotion of Fund sales.

The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon (‘‘carrying charge’’). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the ‘‘broker's call rate’’) has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.00%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior Board determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended December 31, 2005 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $618,997,219 on behalf of Class B since the inception of the Prior Plan. It is estimated that this amount was spent in approximately the following ways: (i) 4.27% ($26,421,969)—advertising and promotional expenses; (ii) 0.05% ($310,574)—printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 95.68% ($592,264,676)—other expenses, including the gross sales credit and the carrying charge, of which 5.85% ($34,642,580) represents carrying charges, 32.81% ($203,071,870) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, 46.44% ($287,439,894) represents overhead and other branch office distribution-related expenses and 11.33% ($67,110,332) represents excess distribution expenses of Morgan Stanley Dean Witter Capital Appreciation Fund, the net assets of which were combined with those of the Fund on March 15, 1999 pursuant to an Agreement and Plan of Reorganization. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended December 31, 2005 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $53,738,551 as of December 31, 2005 (the end of the Fund's fiscal year), which was equal to 4.13% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

Under the Amended Plan, the Fund is authorized to reimburse the Distributor for its actual distribution expenses incurred on behalf of Class B shares and from unreimbursed distribution expenses, on a monthly basis, the amount of which may in no event exceed an amount equal to payment at the annual rate of 1.00% of average daily net assets of Class B.

In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2005 (end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Adviser, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F.    Other Service Providers

(1)    Transfer Agent/Dividend-Paying Agent

Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2)    Custodian and Independent Registered Public Accounting Firm

The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

(3)    Affiliated Persons

The Transfer Agent is an affiliate of the Investment Adviser and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G.    Fund Management

Other Accounts Managed by the Portfolio Managers

As of December 31, 2005, Sam G. Chainani managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and 10,849 other accounts (including accounts managed under certain ‘‘wrap fee programs’’) with a total of approximately $2.7 billion in assets.

As of December 31, 2005, David S. Cohen managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and 10,849 other accounts (including accounts managed under certain ‘‘wrap fee programs’’) with a total of approximately $2.7 billion in assets.

As of December 31, 2005, Dennis P. Lynch managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and 10,849 other accounts (including accounts managed under certain ‘‘wrap fee programs’’) with a total of approximately $2.7 billion in assets.

As of December 31, 2005, Alexander T. Norton managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and 10,849 other accounts (including accounts managed under certain ‘‘wrap fee programs’’) with a total of approximately $2.7 billion in assets.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation.     Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

Discretionary compensation.    In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Bonus;

•	Morgan Stanley's Equity Incentive Compensation Program (EICP) awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

•	Investment Management Deferred Compensation Plan (IMDCP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 75% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

•	Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Securities Ownership of Portfolio Managers

As of December 31, 2005, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Sam G. Chainani	None
David S. Cohen	None
Dennis P. Lynch	None
Alexander T. Norton	$1-$10,000

H.    Codes of Ethics

The Fund, the Investment Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

I.    Proxy Voting Policy and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Investment Adviser. The following is a summary of the Investment Adviser's Proxy Voting Policy (‘‘Proxy Policy’’).

The Investment Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Investment Adviser has formed a Proxy Review Committee (‘‘Committee’’) comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Investment Adviser will vote proxies in the best interest of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that the Investment Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. The Investment Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee. The Investment Advisor generally will not vote a proxy if it has sold the affected security between the record date and the meeting date.

The Proxy Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

•	Generally, routine proposals will be voted in support of management.

•	With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

•	The Investment Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).

•	The Investment Adviser will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.) (notwithstanding management support).

•	The Investment Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.), which may have a substantive financial or best interest impact on an issuer.

•	The Investment Adviser will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc).

•	The Investment Adviser will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.)

•	Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, requiring diversity of board membership relating to broad based social, religious or ethnic groups, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Investment Adviser's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.

Conflicts of Interest

If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that the Committee will have sole discretion to cast a vote.

Third Parties

To assist in its responsibility for voting proxies, the Investment Adviser has retained Institutional Shareholder Services (‘‘ISS’’), Glass Lewis and Proxy Governance, Inc. as experts in the proxy voting and corporate governance area. In addition to ISS, Glass Lewis and Proxy Governance, Inc., the Investment Adviser may from time to time retain other proxy research providers. ISS, Glass Lewis, Proxy Governance, Inc. and these other proxy research providers are referred to herein as ‘‘Research Providers.’’ The services provided to the Investment Adviser by the Research Provider include in-depth research, global issuer analysis, and voting recommendations. While the Investment Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, the Research Providers provide vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

Further Information

A copy of the Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, filed with the SEC, are available without charge on our web site at www.morganstanley.com/funds. The Fund's proxy voting record is also available without charge on the SEC's website at www.sec.gov.

J.    Revenue Sharing

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries (‘‘Intermediaries’’) in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor.

These payments currently include the following amounts which are paid to Morgan Stanley DW and other Intermediaries or their salespersons in accordance with the applicable compensation structure:

(1)	On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

* Commissions or transaction fees paid to Morgan Stanley DW or other Intermediaries who initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

(2)	On Class D shares (other than shares held by participants in the Morgan Stanley Portfolio Architectsm Program, the Morgan Stanley Fund Solutionsm Program, the Morgan Stanley Personal Portfoliosm Program and Morgan Stanley Corporate Retirement Solutions), Morgan Stanley DW and other Intermediaries receive an annual fee of up to 0.05% of the average monthly net asset value of the Class D shares held in the applicable accounts.

(3)	On sales of Class A, B and C shares (except purchases through 401(k) platforms or shares, if any, held by participants in the Morgan Stanley Fund Solutionsm Program, the Morgan Stanley Personal Portfoliosm Program and Morgan Stanley Corporate Retirement Solutions) through Morgan Stanley DW's Mutual Fund Network:

•	An amount up to 0.11% of gross sales of such Fund shares; and

•	An annual fee in an amount up to 0.03% of the total average monthly net asset value of such Fund shares in excess of $9 billion.

(4)	An amount equal to 0.20% of gross sales of Fund shares sold through 401(k) platforms.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

VI.    BROKERAGE ALLOCATION AND OTHER PRACTICES

A.    Brokerage Transactions

Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a ‘‘net’’ basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

For the fiscal years ended December 31, 2003, 2004 and 2005, the Fund paid a total of $34,385,430, $14,459,836 and $5,130,434, respectively, in brokerage commissions.

B.    Commissions

Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

During the fiscal years ended December 31, 2003, 2004 and 2005, the Fund did not effect any principal transactions with Morgan Stanley DW.

Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

During the fiscal years ended December 31, 2003, 2004 and 2005, the Fund did not pay any brokeage commissions to Morgan Stanley DW.

During the fiscal years ended December 31, 2003, 2004 and 2005, the Fund paid a total of $3,482,372, $2,156,635 and $520,952, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended December 31, 2005, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 10.15% of the total brokerage commissions paid by the Fund for the year and were paid on account of transactions having an aggregate dollar value equal to approximately 11.34% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

C.    Brokerage Selection

The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be utilized by the Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

The Investment Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser or advisor to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D.    Directed Brokerage

During the fiscal year ended December 31, 2005, the Fund paid $2,326,026 in brokerage commissions in connection with transactions in the aggregate amount of $2,257,778,776 to brokers because of research services provided.

E.    Regular Broker-Dealers

During the fiscal year ended December 31, 2005, the Fund purchased securities issued by Goldman Sachs & Co., which issuer was among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. At December 31, 2005, the Fund held securities issued by Goldman Sachs & Co., with a market value of $98,703,866.

VII.    CAPITAL STOCK AND OTHER SECURITIES

The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

All of the Trustees, except for James F. Higgins, Joseph J. Kearns and Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII.    PURCHASE, REDEMPTION AND PRICING OF SHARES

A.    Purchase/Redemption of Shares

Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

Transfer Agent as Agent.    With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

Transfers of Shares.    In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

Outside Brokerage Accounts.    If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B.    Offering Price

The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section ‘‘V. Investment Advisory and Other Services—E. Rule 12b-1 Plan.’’ The price of Fund shares, called ‘‘net asset value,’’ is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such price does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX.    TAXATION OF THE FUND AND SHAREHOLDERS

The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan.

Investment Company Taxation.    The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.

The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as ‘‘passive foreign investment companies’’ (‘‘PFICs’’). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Taxation of Dividends and Distributions.    Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law, a portion of the ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on all dividends would move to 35% in 2009 and 39.6% in 2011.

Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains. Recently enacted legislation amends certain rules relating to regulated investment companies. This legislation, among other things, modifies the federal income tax treatment of certain distributions to foreign investors. The Fund will no longer be required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as ‘‘interest-related dividends’’ or ‘‘short-term capital gain dividends,’’ provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Currently, however, the Fund will continue to withhold these amounts regardless of the fact that it is no longer required to do so. Distributions attributable to gains from ‘‘U.S. real property interests’’ (including certain U.S. real property holding corporations) will generally be subject to federal withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return. Also, such gains may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. The provisions contained in the legislation relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Purchases and Redemptions and Exchanges of Fund Shares.    Any dividend or capital gains distribution received by a shareholder from the Fund will have the effect of reducing the net asset value of the shareholder's stock in the Fund by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing shares of the Fund immediately prior to a distribution record date.

In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Shares of the Fund held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

Exchanges of shares in the Fund for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund.

The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the ‘‘wash sale’’ rules, resulting in a postponement of the recognition of such loss for tax purposes.

X.    UNDERWRITERS

The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled ‘‘Principal Underwriter’’ and ‘‘Rule 12b-1 Plan.’’

XI.    PERFORMANCE DATA

Average annual returns assuming deduction of maximum sales charge
Period Ended December 31, 2005

Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97	8.21%	−4.48%	—	4.93%
Class B	03/27/80	8.31%	−4.59%	7.30%	11.71%
Class C	07/28/97	12.35%	−4.18%	—	4.80%
Class D	07/28/97	14.45%	−3.24%	—	5.84%

Average annual returns assuming NO deduction of sales charge
Period Ended December 31, 2005

Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97	14.21%	−3.45%	—	5.61%
Class B	03/27/80	13.31%	−4.21%	7.30%	11.71%
Class C	07/28/97	13.35%	−4.18%	—	4.80%
Class D	07/28/97	14.45%	−3.24%	—	5.84%

Aggregate total returns assuming NO deduction of sales charge
Period Ended December 31, 2005

Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97	14.21%	−16.10%	—	58.34%
Class B	03/27/80	13.31%	−19.34%	102.30%	1,632.56%
Class C	07/28/97	13.35%	−19.24%	—	48.50%
Class D	07/28/97	14.45%	−15.20%	—	61.34%

Average annual after-tax returns assuming deduction of maximum sales charge
Class B
Period Ended December 31, 2005

Calculation Methodology	Inception Date	1 Year	5 Years	10 Years	Life of Fund
After taxes on distributions	03/27/80	8.31%	−4.66%	4.76%	8.95%
After taxes on distributions and redemptions	03/27/80	5.40%	−3.86%	4.93%	8.81%

XII.    FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended December 31, 2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

XIII.    FUND COUNSEL

Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.

* * * * *

This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

June 6, 2006

Supplement

SUPPLEMENT DATED JUNE 6, 2006 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Morgan Stanley Aggressive Equity Fund, dated November 30, 2005
Morgan Stanley Allocator Fund, dated May 31, 2006
Morgan Stanley American Opportunities Fund, dated April 28, 2006
Morgan Stanley Balanced Growth Fund, dated May 31, 2006
Morgan Stanley Balanced Income Fund, dated May 31, 2006
Morgan Stanley California Tax-Free Income Fund, dated April 28, 2006
Morgan Stanley Capital Opportunities Trust, dated March 30, 2006
Morgan Stanley Convertible Securities Trust, dated January 27, 2006
Morgan Stanley Developing Growth Securities Trust, dated January 27, 2006
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated October 28, 2005
Morgan Stanley European Equity Fund Inc., dated February 28, 2006
Morgan Stanley Financial Services Trust, dated September 30, 2005
Morgan Stanley Flexible Income Trust, dated February 28, 2006
Morgan Stanley Fundamental Value Fund, dated January 27, 2006
Morgan Stanley Global Advantage Fund, dated September 30, 2005
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Health Sciences Trust, dated November 30, 2005
Morgan Stanley High Yield Securities Inc., dated December 29, 2005
Morgan Stanley Income Builder Fund, dated January 27, 2006
Morgan Stanley Income Trust, dated December 29, 2005
Morgan Stanley Information Fund, dated July 29, 2005
Morgan Stanley International Fund, dated February 28, 2006
Morgan Stanley International SmallCap Fund, dated September 30, 2005
Morgan Stanley International Value Equity Fund, dated December 29, 2005
Morgan Stanley Japan Fund, dated September 30, 2005
Morgan Stanley Mid-Cap Value Fund, dated December 29, 2005
Morgan Stanley Mortgage Securities Trust, dated February 28, 2006
Morgan Stanley Multi-Asset Class Fund, dated January 27, 2006
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2006
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 28, 2006
Morgan Stanley Pacific Growth Fund Inc., dated February 28, 2006
Morgan Stanley Real Estate Fund, dated March 30, 2006
Morgan Stanley S&P 500 Index Fund, dated December 29, 2005
Morgan Stanley Small-Mid Special Value Fund, dated August 29, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Special Value Fund, dated November 30, 2005
Morgan Stanley Strategist Fund, dated November 30, 2005
Morgan Stanley Tax-Exempt Securities Trust, dated April 28, 2006
Morgan Stanley Total Market Index Fund, dated November 30, 2005
Morgan Stanley Total Return Trust, dated November 30, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 28, 2006
Morgan Stanley Utilities Fund, dated April 28, 2006
Morgan Stanley Value Fund, dated January 27, 2006
(Collectively, the ‘‘Funds’’)

The disclosure in each Fund's Statement of Additional Information in the section entitled ‘‘Investment Advisory and Other Services, Revenue Sharing’’ is hereby deleted and replaced with the following:

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries (‘‘Intermediaries’’) in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

These payments currently include the following amounts which are paid to Morgan Stanley DW and other Intermediaries or their salespersons in accordance with the applicable compensation structure:

(1)

On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

(2)

On Class D shares (other than shares held by participants in the Morgan Stanley Funds Portfolio ArchitectSM Program, the Morgan Stanley Fund SolutionSM Program, the Morgan Stanley Personal PortfolioSM Program and Morgan Stanley Corporate Retirement Solutions), Morgan Stanley DW and other Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual fee of up to 0.15% of the current value of the Class D shares held in the applicable accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

(3)

On Class A, B and C shares (except on shares, if any, held by participants in the Morgan Stanley Fund SolutionSM Program, the Morgan Stanley Personal PortfolioSM Program and Morgan Stanley Corporate Retirement Solutions):

•

An amount up to 0.11% of gross sales of such shares; and

•

An annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares (with respect to Morgan Stanley DW, this amount is paid only to the extent assets held in certain Morgan Stanley Funds exceed $9 billion).

(4)

An annual fee in an amount equal to 0.20% of the value of Fund shares held through 401(k) platforms in Morgan Stanley Corporate Retirement Services.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Mortgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanely DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

* Commissions or transaction fees paid to Morgan Stanley DW or other Intermediaries who initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

March 28, 2006

Supplement

SUPPLEMENT DATED MARCH 28, 2006 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Active Assets California Tax-Free Trust, dated October 28, 2005
Active Assets Government Securities Trust, dated October 28, 2005
Active Assets Institutional Government Securities Trust, dated October  28, 2005
Active Assets Institutional Money Trust, dated October 28, 2005
Active Assets Money Trust, dated October 28, 2005
Active Assets Tax-Free Trust, dated October 28, 2005
Morgan Stanley Aggressive Equity Fund, dated November 30, 2005
Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29,  2005
Morgan Stanley Balanced Growth Fund, dated May  27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley Biotechnology Fund, dated September 30, 2005
Morgan Stanley California Tax-Free Daily Income Trust, dated April 29, 2005
Morgan Stanley California Tax-Free Income Fund, dated April 29,  2005
Morgan Stanley Capital Opportunities Trust, dated March  30, 2005
Morgan Stanley Convertible Securities Trust, dated January 27, 2006
Morgan Stanley Developing Growth Securities Trust, dated January 27, 2006
Morgan Stanley Dividend Growth Securities Inc., dated June 30,  2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated October 28, 2005
Morgan Stanley European Equity Fund Inc., dated February 28, 2006
Morgan Stanley Financial Services Trust, dated September 30, 2005
Morgan Stanley Flexible Income Trust, dated February 28, 2006
Morgan Stanley Fundamental Value Fund, dated January 27,  2006
Morgan Stanley Global Advantage Fund, dated September  30, 2005
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Health Science Trust, dated November 30, 2005
Morgan Stanley High Yield Securities Inc., dated December 29, 2005
Morgan Stanley Income Builder Fund, dated January 27,  2006
Morgan Stanley Income Trust, dated December 29,  2005
Morgan Stanley Information Fund, dated July 29,  2005
Morgan Stanley International Fund, dated February  28, 2006
Morgan Stanley International SmallCap Fund, dated September 30, 2005
Morgan Stanley International Value Equity Fund, dated December 29, 2005
Morgan Stanley Japan Fund, dated September 30, 2005
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Limited Duration Fund, dated August 29,  2005
Morgan Stanley Limited Duration U.S. Treasury Trust, dated September 30, 2005
Morgan Stanley Limited Term Municipal Trust, dated July 29, 2005
Morgan Stanley Liquid Asset Fund Inc., dated December 29,  2005
Morgan Stanley Mid-Cap Value Fund, dated December  29, 2005
Morgan Stanley Mortgage Securities Trust, dated February 28, 2006
Morgan Stanley Multi-Asset Class Fund, dated January 27, 2006
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated June  30, 2005
Morgan Stanley New York Municipal Money Market Trust, dated April 29, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Pacific Growth Fund Inc., dated February 28,  2006
Morgan Stanley Real Estate Fund, dated March 30,  2005

Morgan Stanley S&P 500 Index Fund, dated December 29, 2005
Morgan Stanley Small-Mid Special Value Fund, dated August 29, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Special Value Fund, dated November 30,  2005
Morgan Stanley Strategist Fund, dated November  30, 2005
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley Tax-Free Daily Income Trust, dated April 29, 2005
Morgan Stanley Total Market Index Fund, dated November 30, 2005
Morgan Stanley Total Return Trust, dated November 30,  2005
Morgan Stanley U.S. Government Money Market Trust, dated May 27, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
Morgan Stanley Value Fund, dated January 27, 2006
(Collectively, the ‘‘Funds’’)

The information regarding the executive officers contained in each Fund’s Statement of Additional Information in the section titled ‘‘III. Management of the Fund — B. Management Information’’ is hereby deleted and replaced with the following.

The Trustee/Director information is unchanged.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President (since September 2005) and Principal Executive Officer (since May 2003)	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of Morgan Stanley Investment Management Inc.; Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (51) 25 Cabot Square Canary Wharf, London United Kingdom E144QA	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Ltd.; Vice President (since February 2006) of the Retail and Institutional Funds.
Dennis F. Shea (52) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President (since February 2006) of the Retail and Institutional Funds. Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

*

This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

**

The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Barry Fink (51) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary and General Counsel of the Retail Funds.
Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu (39) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.
Francis J. Smith (40) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer (since July 2003) and Chief Financial Officer (since September 2002)	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002 to July 2003).
Thomas F. Caloia (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Vice President	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds. Formerly, Treasurer of the Retail Funds (April 1989 to July 2003).
Mary E. Mullin (39) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*

This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

**

The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

December 20, 2005

Supplement

SUPPLEMENT DATED DECEMBER 20, 2005 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley California Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley European Equity Fund Inc., dated December 30, 2004
Morgan Stanley Global Advantage Fund, dated September 30, 2005
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Information Fund, dated July 29, 2005
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International SmallCap Fund, dated July 30, 2004
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Real Estate Fund, dated March 30, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
(Collectively, the ‘‘Funds’’)

The disclosure in each Fund's Statement of Additional Information in the section entitled ‘‘V. Investment Advisory and Other Services, J. Revenue Sharing’’ is hereby deleted and replaced with the following:

J. REVENUE SHARING

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries (‘‘Intermediaries’’) in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor.

These payments currently include the following amounts which are paid to Morgan Stanley DW and other Intermediaries or their salespersons in accordance with the applicable compensation structure:

(1)

On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

*

Commissions or transaction fees paid to Morgan Stanley DW or other Intermediaries who initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

(2)

On sales of Class D shares (other than shares held by participants in the Morgan Stanley Funds Portfolio Architectsm Program, the Morgan Stanley Fund Solutionsm Program, the Morgan Stanley Personal Portfoliosm Program and Morgan Stanley Corporate Retirement Solutions), Morgan Stanley DW and other Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual fee of up to 0.15% of the current value of the Class D shares held in the applicable accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

(3)

On sales of Class A, B and C shares (except purchases through 401(k) platforms or shares, if any, held by participants in the Morgan Stanley Fund Solutionsm Program, the Morgan Stanley Personal Portfoliosm Program and Morgan Stanley Corporate Retirement Solutions) through Morgan Stanley DW's Mutual Fund Network:

•

An amount up to 0.11% of gross sales of such Fund shares; and

•

An annual fee in an amount up to 0.03% of the total average monthly net asset value of such Fund shares in excess of $9 billion.

(4)

An annual fee in an amount equal to 0.20% of the value of Fund shares held through 401(k) platforms.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

October 7, 2005

Supplement

SUPPLEMENT DATED OCTOBER 7, 2005 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF:

Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley California Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley European Equity Fund Inc., dated December 30, 2004
Morgan Stanley Global Advantage Fund, dated September 30, 2005
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Information Fund, dated July 29, 2005
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International SmallCap Fund, dated July 30, 2004
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Real Estate Fund, dated March 30, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005

(Collectively, the ‘‘Funds’’)

The disclosure in each Fund's Statement of Additional Information in the section entitled ‘‘V. Investment Advisory and Other Services, J. Revenue Sharing’’ is hereby deleted and replaced with the following section:

J. REVENUE SHARING

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries (‘‘Intermediaries’’) in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor.

These payments currently include the following amounts which are paid to Morgan Stanley DW and other Intermediaries or their salespersons in accordance with the applicable compensation structure:

(1)

On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

(2)

On Class D shares (other than shares held by participants in the Morgan Stanley Portfolio Architectsm Program, the Morgan Stanley Fund Solutionsm Program, the Morgan Stanley Personal Portfoliosm Program and Morgan Stanley Corporate Retirement Solutions), Morgan Stanley DW and other Intermediaries receive an annual fee of up to 0.05% of the average monthly net asset value of the Class D shares held in the applicable accounts.

(3)

On sales of Class A, B and C shares (except purchases through 401(k) platforms or shares, if any, held by participants in the Morgan Stanley Fund Solutionsm Program, the Morgan Stanley Personal Portfoliosm Program and Morgan Stanley Corporate Retirement Solutions) through Morgan Stanley DW's Mutual Fund Network:

•

An amount up to 0.11% of gross sales of such Fund shares; and

•

An annual fee in an amount up to 0.03% of the total average monthly net asset value of such Fund shares in excess of $9 billion.

(4)

An amount equal to 0.20% of gross sales of Fund shares sold through 401(k) platforms.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

*Commissions or transaction fees paid to Morgan Stanley DW or other Intermediaries who initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

September 21, 2005

Supplement

SUPPLEMENT DATED SEPTEMBER 21, 2005 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Active Assets California Tax-Free Trust, dated August 30, 2004
Active Assets Government Securities Trust, dated August 30, 2004
Active Assets Institutional Government Securities Trust, dated August 30, 2004
Active Assets Institutional Money Trust, dated August 30, 2004
Active Assets Money Trust, dated August 30, 2004
Active Assets Tax-Free Trust, dated August 30, 2004
Morgan Stanley Aggressive Equity Fund, dated September 30, 2004
Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley Biotechnology Fund, dated July 30, 2004
Morgan Stanley California Tax-Free Daily Income Trust, dated April 29, 2005
Morgan Stanley California Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Convertible Securities Trust, dated November 30, 2004
Morgan Stanley Developing Growth Securities Trust, dated November 30, 2004
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated August 30, 2004
Morgan Stanley European Equity Fund Inc., dated December 30, 2004
Morgan Stanley Financial Services Trust, dated July 30, 2004
Morgan Stanley Flexible Income Trust, dated December 30, 2004
Morgan Stanley Fundamental Value Fund, dated November 30, 2004
Morgan Stanley Global Advantage Fund, dated July 30, 2004
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Health Sciences Trust, dated September 30, 2004
Morgan Stanley High Yield Securities Inc., dated October 29, 2004
Morgan Stanley Income Builder Fund, dated November 30, 2004
Morgan Stanley Income Trust, dated October 29, 2004
Morgan Stanley Information Fund, dated July 29, 2005
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International SmallCap Fund, dated July 30, 2004
Morgan Stanley International Value Equity Fund, dated October 29, 2004
Morgan Stanley Japan Fund, dated July 30, 2004
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Limited Duration Fund, dated August 29, 2005
Morgan Stanley Limited Duration U.S. Treasury Trust, dated July 30, 2004
Morgan Stanley Limited Term Municipal Trust, dated July 29, 2005
Morgan Stanley Liquid Asset Fund Inc., dated October 29, 2004
Morgan Stanley Mid-Cap Value Fund, dated October 29, 2004
Morgan Stanley Mortgage Securities Trust, dated December 30, 2004
Morgan Stanley Multi-Asset Class Fund – Domestic Portfolio, dated November 30, 2004
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005

Morgan Stanley New York Municipal Money Market Trust, dated April 29, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Pacific Growth Fund Inc., dated December 30, 2004
Morgan Stanley Prime Income Trust, dated January 28, 2005
Morgan Stanley Real Estate Fund, dated March 30, 2005
Morgan Stanley S&P 500 Index Fund, dated October 29, 2004
Morgan Stanley Small-Mid Special Value Fund, dated August 29, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Special Value Fund, dated September 30, 2004
Morgan Stanley Strategist Fund, dated September 30, 2004
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley Tax-Free Daily Income Trust, dated April 29, 2005
Morgan Stanley Total Market Index Fund, dated October 29, 2004
Morgan Stanley Total Return Trust, dated September 30, 2004
Morgan Stanley U.S. Government Money Market Trust, dated May 27, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
Morgan Stanley Value Fund, dated November 30, 2004
(collectively, the ‘‘Funds’’)

Mitchell M. Merin has resigned as President of the funds in the Fund Complex. Ronald E. Robison has replaced Mr. Merin as President of the funds in the Fund Complex.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

August 25, 2005

Supplement

SUPPLEMENT DATED AUGUST 25, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY GROWTH FUND
Dated July 29, 2005

The following paragraphs are hereby added within the section of the Fund's Statement of Additional Information titled ‘‘II. Description of the Fund and Its Investments and Risks—B. Investment Strategies and Risks’’:

Emerging Market Securities.    Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of the Fund's investments in those countries. It may be difficult to obtain and enforce a judgment in a court outside the United States. Investments in emerging markets may also expose the Fund to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Depositary Receipts.    Depositary Receipts represent an ownership interest in securities of foreign companies (an ‘‘underlying issuer’’) that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts (‘‘ADRs’’), Global Depositary Receipts (‘‘GDRs’’) and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as ‘‘Depositary Receipts’’). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in a registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be ‘‘sponsored’’ or ‘‘unsponsored.’’ Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

STATEMENT OF ADDITIONAL INFORMATION
                                                                  Morgan Stanley
                                                                     Growth Fund

July 29, 2005

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The
Prospectus (dated July 29, 2005) for Morgan Stanley Growth Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

     The Fund's audited financial statements for the fiscal year ended March 31,
2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the
Fund's Annual Report to Shareholders must accompany the delivery of this
Statement of Additional Information.

Morgan Stanley
Growth Fund
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

--------------------------------------------------------------------------------

      C. Services Provided by the Investment Adviser and the Administrator .  25

                                        2

                       GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of
Additional Information (other terms used occasionally are defined in the text of the document).

     "Administrator" or "Morgan Stanley Services" - Morgan Stanley Services
Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

     "Custodian" - The Bank of New York.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley Growth Fund, a registered open-end investment company.

     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company
Act")) of the Fund.

     "Investment Adviser" - Morgan Stanley Investment Advisors Inc., a
wholly-owned investment adviser subsidiary of Morgan Stanley.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies for which the
Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "Trustees" - The Board of Trustees of the Fund.

                                        3

I. FUND HISTORY
--------------------------------------------------------------------------------
     The Fund was organized as a Massachusetts business trust, under a
Declaration of Trust, on January 31, 1992, with the name TCW/DW Core Equity
Trust. Effective March 2, 1998, the Fund's name was changed to Morgan Stanley
Dean Witter Growth Fund. Effective June 18, 2001, the Fund's name was changed to
Morgan Stanley Growth Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------
A. Classification

     The Fund is an open-end, diversified management investment company whose investment objective is to seek long-term growth of capital.

B. Investment Strategies and Risks

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal
Investment Strategies," "Principal Risks," "Additional Investment Strategy
Information" and "Additional Risk Information."

     Money Market Securities. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S.
government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the
Export-Import Bank of the United States, Federal Housing Administration and
Government National Mortgage Association) or its instrumentalities (such as the
Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S.
Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance
Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's net assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by
Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc.
("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by S&P or Aaa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the
Fund will sell back to the institution, and that the

                                        4

institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the
Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     Zero Coupon Securities. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life.
Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities, which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     Investment in Real Estate Investment Trusts. Real Estate Investment Trusts
("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.
Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid
REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types.
Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

     A shareholder in the Fund, by investing in REITs indirectly through the
Fund, will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended.

                                        5

Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the Investment Company Act.

     Lending Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its net assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     When-Issued and Delayed Delivery Securities and Forward Commitments. From
time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis.
When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the
Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     When, As and If Issued Securities. The Fund may purchase securities on a
"when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the
Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

                                        6

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the
Fund, may not exceed 5% of the value of the Fund's net assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a
"when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     Private Placements. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities
Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     Convertible Securities. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value.
(This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

     Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign

                                        7

exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in
U.S. dollars or some other foreign currency, which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Investment Adviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency"
hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the
Fund to deliver an amount of foreign currency in excess of the value of the
Fund's portfolio securities.

     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies.
Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     Warrants and Subscription Rights. The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange, and the Fund may purchase subscription rights. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporations issuing them. The Fund may acquire warrants attached to other securities without reference to the foregoing limitations.

                                        8

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

C. Fund Policies/Investment Restrictions

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii)
any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio; except in the case of borrowing and investments in illiquid securities;

     The Fund will:

     1.   Seek long-term growth of capital.

     The Fund may not:

     1.   Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     2.   Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     3.   Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     4.   Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

     5.   Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     6.   Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     7.   Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

     8.   Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b)
          purchasing any securities on a when-issued or delayed delivery basis;
          (c) purchasing or selling any financial futures contracts; (d)
          borrowing money; or (e) lending portfolio securities.

     9.   Make loans of money or securities, except: (a) by the purchase of portfolio securities; (b) by investment in repurchase agreements; or
          (c) by lending its portfolio securities.

     10.  Purchase or sell commodities or commodities contracts except that the
          Fund may purchase or sell financial or stock index futures contracts or options thereon.

                                        9

     11.  Make short sales of securities.

     12.  Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts is not considered the purchase of a security on margin.

     13.  Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     14.  Invest for the purpose of exercising control or management of any other issuer.

     15.  As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. Government, its agencies or instrumentalities).

     16.  As to 75% of its total assets, purchase more than 10% of the outstanding voting securities or any class of securities of any one issuer.

     In addition, as a non-fundamental policy, the Fund may not, as to 75% of its total assets, purchase more than 10% of the voting securities of any issuer.

D. Disclosure of Portfolio Holdings

     The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the
"Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the
Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The
Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the
Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

     The Fund makes available on its public website the following portfolio holdings information:

     o    Complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag; and

     o    Top 10 (or top 15) holdings monthly with a minimum 15 business day lag.

     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

     The Fund may make selective disclosure of non-public portfolio holdings.
Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

     The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a nondisclosure agreement with the broker-dealers,

                                       10

provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the
Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds")
on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified
MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

     Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the
Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     The Fund may discuss or otherwise disclose performance attribution analyses
(i.e., mention the effects of having a particular security in the portfolio(s))
where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the
Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a nondisclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the
Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

     The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

NAME                              INFORMATION DISCLOSED       FREQUENCY(1)   LAG TIME
----------------------------- ----------------------------- --------------- ----------

SERVICE PROVIDERS
Institutional Shareholder     Complete portfolio holdings    Twice a month     (2)
 Services (ISS) (proxy
 voting agent)(*)
FT Interactive Data Pricing   Complete portfolio holdings    As needed         (2)
 Service Provider(*)
Morgan Stanley Trust(*)       Complete portfolio holdings    As needed         (2)
The Bank of New York(*)       Complete portfolio holdings    As needed         (2)

                                       11

Name                                       Information Disclosed            Frequency(1)                     Lag Time
------------------------------------ -------------------------------- ------------------------ -----------------------------------

FUND RATING AGENCIES
Lipper(*)                            Top Ten and Complete             Monthly basis            Approximately 15 days after
                                     portfolio holdings                                        quarter end and approximately
                                                                                               15 days after month end
Morningstar(**)                      Top Ten and Complete             Quarterly basis          Approximately 15 days after
                                     portfolio holdings                                        quarter end and approximately
                                                                                               30 days after quarter end
Standard & Poor's(*)                 Complete portfolio holdings      Quarterly basis          Approximately 15 day lag
Investment Company                   Top Ten portfolio holdings       Quarterly basis          Approximately 15 days after
  Institute(**)                                                                                quarter end
CONSULTANTS AND ANALYSTS
Americh Massena &                    Top Ten and Complete             Quarterly basis(5)       Approximately 10-12 days after
 Associates, Inc.(*)                 portfolio holdings                                        quarter end
Bloomberg(*)                         Complete portfolio holdings      Quarterly basis(5)       Approximately 30 days after
                                                                                               quarter end
Callan Associates(*)                 Top Ten and Complete             Monthly and quarterly    Approximately 10-12 days after
                                     portfolio holdings               basis, respectively(5)   month/quarter end
Cambridge Associates(*)              Top Ten and Complete             Quarterly basis(5)       Approximately 10-12 days after
                                     portfolio holdings                                        quarter end
Citigroup (*)                        Complete portfolio holdings      Quarterly basis(5)       At least one day after quarter
                                                                                               end
CTC Consulting, Inc.(**)             Top Ten and Complete             Quarterly basis          Approximately 15 days after
                                     portfolio holdings                                        quarter end and approximately
                                                                                               30 days after quarter end,
                                                                                               respectively
Evaluation Associates(*)             Top Ten and Complete             Monthly and quarterly    Approximately 10-12 days after
                                     portfolio holdings               basis, respectively(5)   month/quarter end
Fund Evaluation Group(**)            Top Ten portfolio holdings(3)    Quarterly basis          At least 15 days after quarter
                                                                                               end
Jeffrey Slocum &                     Complete portfolio holdings(4)   Quarterly basis(5)       Approximately 10-12 days after
 Associates(*)                                                                                 quarter end
Hammond Associates(**)               Complete portfolio holdings(4)   Quarterly basis          At least 30 days after quarter
                                                                                               end
Hartland & Co.(**)                   Complete portfolio holdings(4)   Quarterly basis          At least 30 days after quarter
                                                                                               end
Hewitt Associates(*)                 Top Ten and Complete             Monthly and quarterly    Approximately 10-12 days after
                                     portfolio holdings               basis, respectively(5)   month/quarter end
Merrill Lynch(*)                     Top Ten and Complete             Monthly and quarterly    Approximately 10-12 days after
                                     portfolio holdings               basis, respectively(5)   month/quarter end
Mobius(**)                           Top Ten portfolio holdings(3)    Monthly basis            At least 15 days after month end
Nelsons(**)                          Top Ten portfolio holdings(3)    Quarterly basis          At least 15 days after quarter
                                                                                               end
Prime Buchholz &                     Complete portfolio holdings(4)   Quarterly basis          At least 30 days after quarter
 Associates, Inc.(**)                                                                          end
PSN(**)                              Top Ten portfolio holdings(3)    Quarterly basis          At least 15 days after quarter
                                                                                               end
PFM Asset Management                 Top Ten and Complete             Quarterly basis(5)       Approximately 10-12 days after
 LLC(*)                              portfolio holdings                                        quarter end
Russell Investment                   Top Ten and Complete             Monthly and quarterly    At least 15 days after month end
 Group/Russell/Mellon                portfolio holdings               basis                    and at least 30 days after quarter
 Analytical Services, Inc.(**)                                                                 end, respectively
Stratford Advisory Group,            Top Ten portfolio holdings(6)    Quarterly basis(5)       Approximately 10-12 days after
 Inc.(*)                                                                                       quarter end
Thompson Financial(**)               Complete portfolio holdings(4)   Quarterly basis          At least 30 days after quarter
                                                                                               end
Watershed Investment                 Top Ten and Complete             Quarterly basis(5)       Approximately 10-12 days after
 Consultants, Inc.(*)                portfolio holdings                                        quarter end
Yanni Partners(**)                   Top Ten portfolio holdings(3)    Quarterly basis          At least 15 days after quarter
                                                                                               end
PORTFOLIO ANALYTICS PROVIDERS
Fact Set(*)                          Complete portfolio holdings      Daily                    One day

----------
(*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

                                       12

(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)  Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)  Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)  This information will also be provided upon request from time to time.

(6)  Complete portfolio holdings will also be provided upon request from time to time.

     In addition, persons who owe a duty of trust or confidence to the
Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include, (i) the Fund's independent registered public accounting firm
(as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

     All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or designated
Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists;
(iv) shareholder in-kind distributions; (v) attribution analysis; or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated Committee thereof)
information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Manager and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the nonpublic information.

     In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

     The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

     (a) The PHRC, which will consist of executive officers of the Fund and the
Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

     (b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

     (c) The PHRC will meet at least quarterly to (among other matters): (1)
address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii)
shareholder in-kind distributions; (iv) attribution analysis; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of
Fund shareholders, on the one hand, and those of the Investment Adviser; the
Distributor; or any affiliated person of the Fund, the Investment Adviser, or the Distributor on the other.

     (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed nondisclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund's Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special
Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter

                                       13

submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

     (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each
Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
A. Board of Trustees

     The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. Management Information

     Trustees and Officers. The Board of the Fund consists of nine Trustees.
These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP
LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent"
Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Adviser.

     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below)
overseen by each Independent Trustee (as of December 31, 2004) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios)
advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

                                       14

                               Position(s)    Length of
    Name, Age and Address       Held with       Time
    of Independent Trustee      Registrant     Served*
----------------------------- ------------- ------------

Michael Bozic (64)            Trustee       Since
c/o Kramer Levin Naftalis &                 April 1994
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036

Edwin J. Garn (72)            Trustee       Since
1031 N. Chartwell Court                     January
Salt Lake City, UT 84103                    1993

Wayne E. Hedien (71)          Trustee       Since
c/o Kramer Levin Naftalis &                 September
Frankel LLP                                 1997
Counsel to the
Independent Trustees
1177 Avenue of the Americas
New York, NY 10036

                                                                     Number of
                                                                    Portfolios
                                                                      in Fund
                                                                      Complex
    Name, Age and Address            Principal Occupation(s)         Overseen       Other Directorships Held
    of Independent Trustee            During Past 5 Years**         by Trustee           by Trustee
----------------------------- ------------------------------------ ------------ --------------------------------

Michael Bozic (64)            Private investor; Director or            197      Director of various business
c/o Kramer Levin Naftalis &   Trustee of the Retail Funds (since                organizations.
Frankel LLP                   April 1994) and the Institutional
Counsel to the Independent    Funds (since July 2003); formerly
Trustees                      Vice Chairman of Kmart
1177 Avenue of the Americas   Corporation (December 1998-
New York, NY 10036            October 2000), Chairman and
                              Chief Executive Officer of Levitz
                              Furniture Corporation (November
                              1995-November 1998) and President and
                              Chief Executive Officer of Hills
                              Department Stores (May 1991-July
                              1995); formerly variously Chairman,
                              Chief Executive Officer, President and
                              Chief Operating Officer (1987- 1991)
                              of the Sears Merchandise Group of
                              Sears, Roebuck & Co.

Edwin J. Garn (72)            Consultant; Director or Trustee of       197      Director of Franklin Covey
1031 N. Chartwell Court       the Retail Funds (since January                   (time management systems),
Salt Lake City, UT 84103      1993) and the Institutional Funds                 BMW Bank of North America,
                              (since July 2003); member of the                  Inc. (industrial loan
                              Utah Regional Advisory Board of                   corporation), Escrow Bank
                              Pacific Corp. (utility company);                  USA (industrial loan
                              formerly Managing Director of                     corporation), United Space
                              Summit Ventures LLC (lobbying                     Alliance (joint venture
                              and consulting firm) (2000-2004)                  between Lockheed Martin and
                              United States Senator (R-Utah)                    the Boeing Company) and
                              (1974-1992) and Chairman,                         Nuskin Asia Pacific (multilevel
                              Senate Banking Committee                          marketing); member of the
                              (1980-1986), Mayor of Salt Lake                   board of various civic and
                              City, Utah (1971-1974), Astronaut,                charitable organizations.
                              Space Shuttle Discovery
                              (April 12-19, 1985),
                              and Vice Chairman, Huntsman
                              Corporation (chemical company).

Wayne E. Hedien (71)          Retired; Director or Trustee of          197      Director of The PMI Group
c/o Kramer Levin Naftalis &   the Retail Funds (since                           Inc. (private mortgage
Frankel LLP                   September 1997) and the                           insurance); Trustee and Vice
Counsel to the                Institutional Funds (since July                   Chairman of The Field
Independent Trustees          2003); formerly associated with                   Museum of Natural History;
1177 Avenue of the Americas   the Allstate Companies                            director of various other
New York, NY 10036            (1966-1994), most recently as                     business and charitable
                              Chairman of The Allstate                          organizations.
                              Corporation (March 1993- December
                              1994) and Chairman and Chief Executive
                              Officer of its wholly-owned
                              subsidiary, Allstate Insurance Company
                              (July 1989- December 1994).

----------
*    This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.

**   The dates referenced below indicating commencement of service as
     Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
     Institutional Funds, as applicable.

                                       15

                               Position(s)   Length of
    Name, Age and Address       Held with       Time
    of Independent Trustee      Registrant    Served*
----------------------------- ------------- -----------

Dr. Manuel H. Johnson (56)    Trustee       Since
c/o Johnson Smick                           July 1991
Group Inc.
888 16th Street, N.W.
Suite 740
Washington, D.C. 20006

Joseph J. Kearns (62)         Trustee       Since
c/o Kearns & Associates LLC                 July 2003
PMB754
23852 Pacific Coast Highway
Malibu, CA 90265

Michael E. Nugent (69)        Trustee       Since
c/o Triumph Capital, L.P.                   July 1991
445 Park Avenue
New York, NY 10022

Fergus Reid (72)              Trustee       Since
c/o Lumelite Plastics                       July 2003
Corporation
85 Charles Colman Blvd.
Pawling, NY 12564

                                                                      Number of
                                                                     Portfolios
                                                                       in Fund
                                                                       Complex
    Name, Age and Address            Principal Occupation(s)          Overseen       Other Directorships Held
    of Independent Trustee            During Past 5 Years**          by Trustee             by Trustee
----------------------------- ------------------------------------- ------------ -------------------------------

Dr. Manuel H. Johnson (56)    Senior Partner, Johnson Smick             197      Director of NVR, Inc. (home
c/o Johnson Smick             International, Inc., a consulting                  construction); Director of KFX
Group Inc.                    firm; Chairman of the Audit                        Energy; Director of RBS
888 16th Street, N.W.         Committee and Director or                          Greenwich Capital
Suite 740                     Trustee of the Retail Funds (since                 Holdings (financial holding
Washington, D.C. 20006        July 1991) and the Institutional                   company).
                              Funds (since July 2003); Co-Chairman
                              and a founder of the Group of Seven
                              Council (G7C), an international
                              economic commission; formerly Vice
                              Chairman of the Board of Governors of
                              the Federal Reserve System and
                              Assistant Secretary of the U.S.
                              Treasury.

Joseph J. Kearns (62)         President, Kearns & Associates            198      Director of Electro Rent
c/o Kearns & Associates LLC   LLC (investment consulting);                       Corporation (equipment
PMB754                        Deputy Chairman of the Audit                       leasing), The Ford Family
23852 Pacific Coast Highway   Committee and Director or                          Foundation, and the UCLA
Malibu, CA 90265              Trustee of the Retail Funds (since                 Foundation.
                              July 2003) and the Institutional Funds
                              (since August 1994); previously
                              Chairman of the Audit Committee of the
                              Institutional Funds (October 2001-July
                              2003); formerly CFO of the J. Paul
                              Getty Trust.

Michael E. Nugent (69)        General Partner of Triumph                197      Director of various business
c/o Triumph Capital, L.P.     Capital, L.P., a private investment                organizations.
445 Park Avenue               partnership; Chairman of the
New York, NY 10022            Insurance Committee and Director
                              or Trustee of the Retail Funds (since
                              July 1991) and the Institutional Funds
                              (since July 2001); formerly Vice
                              President, Bankers Trust Company and
                              BT Capital Corporation (1984-1988).

Fergus Reid (72)              Chairman of Lumelite Plastics             198      Trustee and Director of
c/o Lumelite Plastics         Corporation; Chairman of the                       certain investment companies
Corporation                   Governance Committee and                           in the JPMorgan Funds
85 Charles Colman Blvd.       Director or Trustee of the Retail                  complex managed by J.P.
Pawling, NY 12564             Funds (since July 2003) and the                    Morgan Investment
                              Institutional Funds (since                         Management Inc.
                              June 1992).

----------
*    This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.

**   The dates referenced below indicating commencement of service as
     Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
     Institutional Funds, as applicable.

                                       16

     The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the
Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of
December 31, 2004) and the other directorships, if any, held by the Trustee, are shown below.

                                Position(s)   Length of
   Name, Age and Address of      Held with       Time
      Management Trustee         Registrant    Served*
------------------------------ ------------- -----------

Charles A. Fiumefreddo (72)    Chairman      Since
c/o Morgan Stanley Trust       of the        July 1991
Harborside Financial Center,   Board and
Plaza Two,                     Trustee
Jersey City, NJ 07311

James F. Higgins (57)          Trustee       Since
c/o Morgan Stanley Trust                     June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ 07311

                                                                        Number of
                                                                       Portfolios
                                                                         in Fund
                                                                         Complex
                                                                       Overseen by
   Name, Age and Address of        Principal Occupation(s) During      Management     Other Directorships Held by
      Management Trustee                   Past 5 Years**                Trustee                Trustee
------------------------------ -------------------------------------- ------------ --------------------------------

Charles A. Fiumefreddo (72)    Chairman and Director or Trustee           197      None.
c/o Morgan Stanley Trust       of the Retail Funds (since
Harborside Financial Center,   July 1991) and the Institutional
Plaza Two,                     Funds (since July 2003); formerly
Jersey City, NJ 07311          Chief Executive Officer of the Retail
                               Funds (until September 2002).

James F. Higgins (57)          Director or Trustee of the Retail          197      Director of AXA Financial, Inc.
c/o Morgan Stanley Trust       Funds (since June 2000) and the                     and The Equitable Life
Harborside Financial Center,   Institutional Funds (since July                     Assurance Society of the
Plaza Two,                     2003); Senior Advisor of Morgan                     United States (financial
Jersey City, NJ 07311          Stanley (since August 2000);                        services).
                              Director of the Distributor and Dean
                              Witter Realty Inc.; previously
                              President and Chief Operating Officer
                              of the Private Client Group of Morgan
                              Stanley (May 1999- August 2000), and
                              President and Chief Operating Officer
                              of Individual Securities of Morgan
                              Stanley (February 1997-May 1999).

----------
*    This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as
      Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
      Institutional Funds, as applicable.

                                       17

                                  Position(s)        Length of
   Name, Age and Address of        Held with            Time
       Executive Officer           Registrant         Served*
------------------------------ ----------------- -----------------

Mitchell M. Merin (51)         President         Since May
1221 Avenue of the Americas                      1999
New York, NY 10020

Ronald E. Robison (66)         Executive         Since April
1221 Avenue of the Americas    Vice President    2003
New York, NY 10020             and Principal
                               Executive
                               Officer

Joseph J. McAlinden (62)       Vice President    Since July
1221 Avenue of the Americas                      1995
New York, NY 10020

Barry Fink (50)                Vice President    Since
1221 Avenue of the Americas                      February 1997
New York, NY 10020

Amy R. Doberman (43)           Vice President    Since July 2004
1221 Avenue of the Americas
New York, NY 10020

Carsten Otto (41)              Chief             Since October
1221 Avenue of the             Compliance        2004
Americas                       Officer
New York, NY 10020

Stefanie V. Chang (38)         Vice President    Since July
1221 Avenue of the Americas                      2003
New York, NY 10020

Francis J. Smith (39)          Treasurer and     Treasurer since
c/o Morgan Stanley Trust       Chief Financial   July 2003 and
Harborside Financial Center,   Officer           Chief Financial
Plaza Two,                                       Officer since
Jersey City, NJ 07311                            September 2002

   Name, Age and Address of
       Executive Officer                      Principal Occupation(s) During Past 5 Years**
------------------------------ --------------------------------------------------------------------------

Mitchell M. Merin (51)         President and Chief Operating Officer of Morgan Stanley Investment
1221 Avenue of the Americas    Management Inc.; President, Director and Chief Executive Officer of the
New York, NY 10020             Investment Adviser and the Administrator; Chairman and Director of the
                               Distributor; Chairman and Director of the Transfer Agent; Director of
                               various Morgan Stanley subsidiaries; President of the Institutional Funds
                               (since July 2003) and President of the Retail Funds (since May 1999);
                               Trustee (since July 2003) and President (since December 2002) of the Van
                               Kampen Closed-End Funds; Trustee and President (since October 2002) of the
                               Van Kampen Open-End Funds.

Ronald E. Robison (66)         Principal Executive Officer of Funds in the Fund Complex (since May
1221 Avenue of the Americas    2003); Managing Director of Morgan Stanley & Co. Incorporated,
New York, NY 10020             Morgan Stanley Investment Management Inc. and Morgan Stanley;
                               Managing Director, Chief Administrative Officer and Director of the
                               Investment Adviser and the Administrator; Director of the Transfer Agent;
                               Managing Director and Director of the Distributor; Executive Vice President
                               and Principal Executive Officer of the Institutional Funds (since July
                               2003) and the Retail Funds (since April 2003); Director of Morgan Stanley
                               SICAV (since May 2004); previously, President and Director of the
                               Institutional Funds (March 2001-July 2003) and Chief Global Operations
                               Officer of Morgan Stanley Investment Management Inc.

Joseph J. McAlinden (62)       Managing Director and Chief Investment Officer of the Investment
1221 Avenue of the Americas    Adviser and Morgan Stanley Investment Management Inc.; Chief
New York, NY 10020             Investment Officer of the Van Kampen Funds; Vice President of the
                               Institutional Funds (since July 2003) and the
                               Retail Funds (since July 1995).

Barry Fink (50)                General Counsel (since May 2000) and Managing Director (since
1221 Avenue of the Americas    December 2000) of Morgan Stanley Investment Management; Managing
New York, NY 10020             Director (since December 2000), Secretary (since February 1997) and
                               Director of the Investment Adviser and the Administrator; Vice President of
                               the Retail Funds; Assistant Secretary of Morgan Stanley DW; Vice President
                               of the Institutional Funds (since July 2003); Managing Director, Secretary and Director of the Distributor; previously Secretary (February 1997-July
                               2003) and General Counsel (February 1997-April 2004) of the Retail Funds;
                               Vice President and Assistant General Counsel of the Investment Adviser and
                               the Administrator (February 1997-December 2001).

Amy R. Doberman (43)           Managing Director and General Counsel, U.S. Investment Management;
1221 Avenue of the Americas    Managing Director of Morgan Stanley Investment Management Inc. and
New York, NY 10020             the Investment Adviser; Vice President of the Institutional and Retail
                               Funds (since July 2004); Vice President of the Van Kampen Funds (since
                               August 2004); previously, Managing Director and General Counsel - Americas,
                               UBS Global Asset Management (July 2000-July 2004) and General Counsel,
                               Aeltus Investment Management, Inc. (January 1997-July 2000).

Carsten Otto (41)              Executive Director and U.S. Director of Compliance for Morgan Stanley
1221 Avenue of the             Investment Management (since October 2004); Executive Director of the
Americas                       Investment Adviser and Morgan Stanley Investment Management Inc.;
New York, NY 10020             formerly Assistant Secretary and Assistant General Counsel of the
                               Morgan Stanley Retail Funds.

Stefanie V. Chang (38)         Executive Director of Morgan Stanley & Co. Incorporated, Morgan
1221 Avenue of the Americas    Stanley Investment Management Inc. and the Investment Adviser; Vice
New York, NY 10020             President of the Institutional Funds (since December 1997) and the
                               Retail Funds (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance US LLP).

Francis J. Smith (39)          Executive Director of the Investment Adviser and the Administrator
c/o Morgan Stanley Trust       (since December 2001); previously, Vice President of the Retail Funds
Harborside Financial Center,   (September 2002-July 2003); Vice President of the Investment Adviser
Plaza Two,                     and the Administrator (August 2000-November 2001) and Senior
Jersey City, NJ 07311          Manager at PricewaterhouseCoopers LLP (January 1998-August 2000).

----------
*    This is the earliest date the Officer began serving the Retail Funds. Each
     Officer serves an indefinite term, until his or her successor is elected.

**   The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the
     Officer began serving the Retail or Institutional Funds, as applicable.

                                       18

                                  Position(s)       Length of
   Name, Age and Address of        Held with           Time
       Executive Officer          Registrant         Served*
------------------------------ ---------------- -----------------

Thomas F. Caloia (59)          Vice President   Since July
c/o Morgan Stanley Trust                        2003
Harborside Financial Center,
Plaza Two,
Jersey City, NJ 07311

Mary E. Mullin (38)            Secretary        Since July 2003
1221 Avenue of the Americas
New York, NY 10020

   Name, Age and Address of
       Executive Officer                      Principal Occupation(s) During Past 5 Years**
------------------------------ --------------------------------------------------------------------------

Thomas F. Caloia (59)          Executive Director (since December 2002) and Assistant Treasurer of
c/o Morgan Stanley Trust       the Investment Adviser, the Distributor and the Administrator; previously
Harborside Financial Center,   Treasurer of the Retail Funds (April 1989-July 2003); formerly First Vice
Plaza Two,                     President of the Investment Adviser, the Distributor and the
Jersey City, NJ 07311          Administrator.

Mary E. Mullin (38)            Executive Director of Morgan Stanley & Co. Incorporated, Morgan
1221 Avenue of the Americas    Stanley Investment Management Inc. and the Investment Adviser;
New York, NY 10020             Secretary of the Institutional Funds (since June 1999) and the Retail
                               Funds (since July 2003); formerly practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

----------
*    This is the earliest date the Officer began serving the Retail Funds. Each
     Officer serves an indefinite term, until his or her successor is elected.

**   The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the
     Officer began serving the Retail or Institutional Funds, as applicable.

     In addition, the following individuals who are officers of the Investment
Adviser or its affiliates serve as assistant secretaries of the Fund: Lou Anne
D. McInnis, Joseph Benedetti, Joanne Antico, Daniel Burton, Joanne Doldo, Tara
A. Farrelly, Alice J. Gerstel, Edward J. Meehan, Elisa Mitchell, Elizabeth
Nelson, Debra Rubano, Rita Rubin and Julien Yoo.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of
Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan
Stanley AIP GP LP) for the calendar year ended December 31, 2004 is shown below.

                                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                                IN ALL REGISTERED INVESTMENT COMPANIES
                                                                                   OVERSEEN BY TRUSTEE IN FAMILY OF
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND                INVESTMENT COMPANIES
     NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2004)                        (AS OF DECEMBER 31, 2004)
------------------------   -----------------------------------------------   --------------------------------------------

INDEPENDENT:
Michael Bozic                                   None                                        over $100,000
Edwin J. Garn                             $10,001-$100,000                                  over $100,000
Wayne E. Hedien                                 None                                        over $100,000
Dr. Manuel H. Johnson                           None                                        over $100,000
Joseph J. Kearns(1)                             None                                        over $100,000
Michael E. Nugent                         $50,001-$100,000                                  over $100,000
Fergus Reid(1)                                  None                                        over $100,000

INTERESTED:
Charles A. Fiumefreddo                    $ 10,001-$50,000                                  over $100,000
James F. Higgins                                None                                        over $100,000

----------
(1)   Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of
      December 31, 2004, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $584,856 and $667,002, respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail
Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two

                                       19

Independent Trustees, serve as members of the Insurance Committee, and three
Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The
Independent Trustees are required to select and nominate individuals to fill any
Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange
Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement;
approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended
March 31, 2005, the Audit Committee held ten meetings.

     The members of the Audit Committee of the Fund are currently Michael Bozic,
Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael
E. Nugent and Fergus Reid. None of the members of the Fund's Audit Committee is an "interested person," as defined under the Investment Company Act, of the Fund
(with such disinterested Trustees being Independent Trustees or individually,
Independent Trustee). Each Independent Trustee is also "independent" from the
Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE).
The current Chairman of the Audit Committee of the Fund is Dr. Manuel H.
Johnson.

     The Board of Trustees of the Fund also has a Governance Committee. The
Governance Committee identifies individuals qualified to serve as Independent
Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the
Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic,
Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. During the Fund's
fiscal year ended March 31, 2005, the Governance Committee held three meetings.

     The Fund does not have a separate nominating committee. While the Fund's
Governance Committee recommends qualified candidates for nominations as
Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr.
Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid)
participates in the election and nomination of candidates for election as
Independent Trustees for the Fund. Persons recommended by the Fund's Governance
Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the
Board's ability to manage and direct the affairs and business of the Fund,

                                       20

including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent
Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board.
Nominations from shareholders should be in writing and sent to the Independent
Trustees as described below under the caption "Shareholder Communications."

     There were 22 meetings of the Board of Trustees of the Fund held during the fiscal year ended March 31, 2005. The Independent Trustees of the Fund also met four times during that time, in addition to the 22 meetings of the full Board.

     Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedian
are Independent Trustees. During the Fund's fiscal year ended March 31, 2005, the Insurance Committee held seven meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND
INSTITUTIONAL FUNDS. The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Retail Funds and
Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and
Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent
Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and
Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust
provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee,
Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the
Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. COMPENSATION

     Each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each
Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an
Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the funds. The Chairman of the Audit
Committee receives an additional annual retainer fee of

                                       21

$60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee
receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the
Institutional Funds, and allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr.
Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the
"DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

     Prior to April 1, 2004, the Institutional Funds maintained a similar
Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each
Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior
DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC
Plan).

     The following table shows aggregate compensation payable to the Fund's
Trustees from the Fund for the fiscal year ended March 31, 2005 and the aggregate compensation payable to each of the Fund's Trustees by the Fund
Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2004.

                                  COMPENSATION

                                         TOTAL       NUMBER OF PORTFOLIOS IN THE FUND
                                      COMPENSATION    COMPLEX FROM WHICH THE TRUSTEE      TOTAL COMPENSATION
NAME OF INDEPENDENT TRUSTEE:         FROM THE FUND       RECEIVED COMPENSATION(5)      FROM THE FUND COMPLEX(5)
----------------------------------- --------------- --------------------------------- -------------------------

Michael Bozic(1)(3) ...............      $1,205                    197                         $178,000
Edwin J. Garn(1)(3) ...............       1,192                    197                          178,000
Wayne E. Hedien(1)(2) .............       1,205                    197                          178,000
Dr. Manuel H. Johnson(1) ..........       1,608                    197                          238,000
Joseph J. Kearns(1)(4) ............       1,395                    198                          211,000
Michael E. Nugent(1)(2) ...........       1,406                    197                          208,000
Fergus Reid(1)(3) .................       1,406                    198                          213,000
NAME OF INTERESTED TRUSTEE:
---------------------------
Charles A. Fiumefreddo(2) .........       2,417                    197                          360,000
James F. Higgins ..................           0                    197                                0

----------
(1)   Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit
      Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.

(2)   Member of the Insurance Committee. Mr. Nugent is the Chairman of the
      Insurance Committee.

(3)   Member of the Governance Committee. Mr. Reid is the Chairman of the
      Governance Committee.

(4)   Includes amounts deferred at the election of the Trustee under the DC
      Plan.

(5)   Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

                                       22

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"),
not including the Fund, had adopted a retirement program under which an
Independent Trustee who retired after serving for at least five years as an
Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such
Eligible Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the
Fund's Independent Trustees by the Adopting Funds for the calendar year ended
December 31, 2004, and the estimated retirement benefits for the Independent
Trustees, from the Adopting Funds for each calendar year following retirement.
Messrs. Kearns and Reid did not participate in the retirement program.

                                      RETIREMENT BENEFITS            ESTIMATED ANNUAL
                                   ACCRUED AS FUND EXPENSES     BENEFITS UPON RETIREMENT(1)
                                  --------------------------   ----------------------------
                                            BY ALL                       FROM ALL
NAME OF INDEPENDENT TRUSTEE             ADOPTING FUNDS                ADOPTING FUNDS
-------------------------------   --------------------------   ----------------------------

Michael Bozic .................             $19,437                       $46,871
Edwin J. Garn .................              28,779                        46,917
Wayne E. Hedien ...............              37,860                        40,020
Dr. Manuel H. Johnson .........              19,701                        68,630
Michael E. Nugent .............              35,471                        61,377

----------

(1)   Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

     In addition, Messrs. Bozic, Garn, Hedien, Johnson and Nugent received a lump sum benefit from the liquidation of a fund in the retirement program in
2004 in the amount of $3,639, $6,935, $5,361, $2,915 and $6,951, respectively.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding Class A shares of the
Fund as of July 1, 2005: State Street Bank and Trust Co, FBO ADP/Morgan Stanley
Alliance, 105 Rosemont Avenue, Westwood, MA 02090-2318 - 9.72%

     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's Officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser to the Fund is Morgan Stanley Investment Advisors
Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New
York, NY 10020. The Investment Adviser is a wholly-owned subsidiary of Morgan
Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Prior to November 1, 2004, pursuant to an investment management agreement
(the "Management Agreement") with the Investment Adviser, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund paid the Investment Adviser monthly compensation calculated daily by applying the annual rate of 0.80% of the portion of such daily net assets not exceeding $750 million; 0.75% of the portion of such daily net assets exceeding $750 million, but not exceeding $1.5 billion; and 0.70% of the portion of such daily net assets exceeding $1.5 billion. The management fee was allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

                                       23

     The Board of Trustees of the Fund approved amending and restating, effective November 1, 2004, the Management Agreement to remove the administration services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.50% of the portion of daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and
0.35% of the portion of the daily net assets exceeding $3 billion. The investment advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Fund's Investment Adviser will continue to provide investment advisory services under an Amended and
Restated Investment Advisory Agreement ("Investment Advisory Agreement"). The
administration services previously provided to the Fund by the Investment
Adviser will be provided by Morgan Stanley Services Company Inc.
("Administrator"), a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement. Under the terms of the
Administration Agreement, the Administrator will provide the same administrative services previously provided by the Investment Adviser.

     During the fiscal years ended March 31, 2003, 2004 and 2005, the Investment
Adviser accrued total compensation under the Management Agreement and the
Investment Advisory Agreement in the amount of $5,105,420, $5,486,948 and
$6,642,310, respectively.

     Prior to May 28, 2004, Morgan Stanley Investment Management, Inc., a
subsidiary of Morgan Stanley and an affiliate of the Investment Manager, acted as sub-adviser for the Fund (the "Former Sub-Adviser"). The Former Sub-Adviser
is located at 1221 Avenue of the Americas, New York, NY 10020.

     Under the former sub-advisory agreement between the Investment Adviser and the Former Sub-Adviser (the "Former Sub-Advisory Agreement"), the Former
Sub-Adviser provided the Fund with investment advice and portfolio management relating to the Fund's investments, subject to the overall supervision of the
Investment Adviser. As compensation for its service, the Investment Adviser paid the former Sub-Adviser compensation equal to 40% of its monthly compensation.
For the fiscal years ended March 31, 2003, 2004 and April 1, 2004 through May
28, 2004, the Former Sub-Adviser accrued total compensation under the Former
Sub-Advisory Agreement in the amounts of $2,042,168, $2,194,779 and $526,053, respectively.

     The Investment Adviser has retained its wholly-owned subsidiary, Morgan
Stanley Services, to perform administrative services for the Fund.

     In approving the Investment Advisory Agreement, the Board of Trustees,
including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies; the
Investment Adviser's expenses in providing the services; the profitability of the Investment Adviser and its affiliated companies and other benefits they derive from their relationship with the Fund; and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. In evaluating the reasonableness of the advisory/administrative fee, the Independent Trustees noted that the Fund's effective advisory/administrative fee on November 30, 2004 was higher than its peer group average, but its total expense ratio was lower than its peer group average. The Independent Trustees reviewed the Fund's performance for the one-, three- and five-year periods ended November 30, 2004, and noted that the Fund's performance was lower than its peer group average for the three-year period, but better than average for the one- and five-year periods. The Board noted that in an attempt to further improve performance the
Adviser had changed the Fund's portfolio manager on June 30, 2004. The
Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Adviser and the financial strength of the Investment Adviser and its affiliated companies. The Independent
Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the

                                       24

Independent Trustees, determined, in the exercise of its business judgment, that approval of the Investment Advisory Agreement was in the best interests of the
Fund and its shareholders.

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a
Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the
Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the
Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT ADVISER AND THE ADMINISTRATOR

     The Investment Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The
Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions
(except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Adviser under the
Investment Advisory Agreement or by the Administrator under the Administration
Agreement or by the Distributor will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to

                                       25

shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the
Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of the
Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

     The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment
Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

     The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12B-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than
Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.00%
of the lesser of: (a) the average daily aggregate gross sales of the Fund's
Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets of Class
B.

     Effective May 1, 2004, the Board approved an Amended and Restated Plan of
Distribution pursuant to Rule 12b-1 (the "Amended Plan") converting the Plan with respect to Class B shares from a "compensation" to a "reimbursement" plan similar to that of Class A and Class C. Except as otherwise described below, the terms of the Plan remain unchanged.

     The Distributor also receives the proceeds of front-end sales charges
("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and

                                       26

apart from payments made pursuant to the Plan. The Distributor has informed the
Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended March 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

                               2005                       2004                       2003
                     ------------------------   ------------------------   ------------------------

Class A ..........    FSCs:(1)     $ 33,445      FSCs:(1)     $ 64,032      FSCs:(1)     $ 16,737
                     CDSCs:        $    974     CDSCs:        $     16     CDSCs:        $      0
Class B ..........   CDSCs:        $975,749     CDSCs:        $416,774     CDSCs:        $511,321
Class C ..........   CDSCs:        $  4,629     CDSCs:        $  2,341     CDSCs:        $  1,757

----------
(1)  FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class
A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an
"asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended March
31, 2005, of $6,097,447. This amount is equal to 1.00% of the average daily net assets of Class B for the fiscal year. For the fiscal year ended March 31, 2005,
Class A and Class C shares of the Fund accrued payments under the Plan amounting to $238,176 and $299,175, respectively, which amounts are equal to 0.25% and
0.97% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four
Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from proceeds of the FSC, commissions for the sale of
Class A shares, currently a gross sales credit of up to 5.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial
Advisors or dealers of record in all cases.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.00% of the amount sold and an annual residual commission, currently up to 1.00% of the current value of the respective accounts for which they are the Financial Advisors of record.

     The gross sales credit is a charge which reflects commissions paid by
Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's
Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses, including (a)
the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

                                       27

     The distribution fee that the Distributor receives from the Fund under the
Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge").
These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those
Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the
"broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the
Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class
A, and 1.00%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to
Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent
Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior Board determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's
Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended March 31, 2005 to the Distributor. The
Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the
Plan, $115,201,557 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i)
8.92% ($10,279,241)-advertising and promotional expenses; (ii) 0.17%
($199,764)-printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 90.90% ($104,722,551)-other expenses, including the gross sales credit and the carrying charge, of which 8.55% ($8,949,498)
represents carrying charges, 30.72% ($32,166,180) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, 43.48% ($45,529,907) represents overhead and other branch office distribution-related expenses, 9.58% ($10,031,854) represents excess distribution expenses of Morgan Stanley Market Leader Trust, the net assets of which were combined with the Fund on March 12, 2004, pursuant to an Agreement and Plan of Reorganization and 7.68% ($8,045,112) represents excess distribution expenses of Morgan Stanley Tax-Managed Growth Fund, the net assets of which were combined with the Fund on October 3, 2003, pursuant to an Agreement and Plan of
Reorganization. The amounts accrued by Class A and a portion of the amounts accrued by Class C

                                       28

under the Plan during the fiscal year ended March 31, 2005 were service fees.
The remainder of the amounts accrued by Class C were for expenses, which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and
$750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan
Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class
B shares, totaled $24,143,276 as of March 31, 2005 (the end of the Fund's fiscal year), which was equal to 4.77% of the net assets of Class B on such date.
Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or
CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     Under the Amended Plan, the Fund is authorized to reimburse the Distributor for its actual distribution expenses incurred on behalf of Class B shares and from unreimbursed distribution expenses, on a monthly basis, the amount of which may in no event exceed an amount equal to payment at the annual rate of 1.00% of average daily net assets of Class B.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the
Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan
Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $7,391 in the case of Class A at December 31, 2004 (end of calendar year), which amount was equal to approximately 0.02% of the net assets of Class A on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class C on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the
Distributor, the Investment Adviser, Morgan Stanley DW, Morgan Stanley Services
or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent
Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the
Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2)
the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective

                                       29

investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan
Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent
Trustees or by a vote of a majority of the outstanding voting securities of the
Fund (as defined in the Investment Company Act) on not more than 30 days'
written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the
Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza
Two, 2nd Floor, Jersey City, NJ 07311.

     (2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Bank of New York, 100 Church Street, New York, NY 10286, is the
Custodian of the Fund's assets. Any of the Fund's cash balances with the
Custodian in excess of $100,000 are unprotected by federal deposit insurance.
These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is
the independent registered public accouting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Adviser and of the
Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer
Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G.  FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

     As of March 31, 2005:

     Dennis P. Lynch managed 33 mutual funds with a total of approximately $13.3 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $830.5 million in assets; and 13,377 other accounts
(which include separate accounts managed under certain "wrap fee programs"), with a total of approximately $3 billion in assets. Of the other accounts, two accounts with approximately $626 million in assets had performance based fees.

                                       30

     David S. Cohen managed 33 mutual funds with a total of approximately $13.3 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $830.5 million in assets; and 13,377 other accounts
(which include separate accounts managed under certain "wrap fee programs"), with a total of approximately $3 billion in assets. Of the other accounts, two accounts with approximately $626 million in assets had performance based fees.

     Sam G. Chainani managed 33 mutual funds with a total of approximately $13.3 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $830.5 million in assets; and 13,377 other accounts
(which include separate accounts managed under certain "wrap fee programs"), with a total of approximately $3 billion in assets. Of the other accounts, two accounts with approximately $626 million in assets had performance based fees.

     Alexander Norton joined the portfolio management team in July 2005 and did not have any accounts at March 31, 2005.

     The U.S. Growth team manages their funds in six primary strategies.

     Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     o    Cash Bonus;

     o    Morgan Stanley's Equity Incentive Compensation Program (EICP)
          awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     o    Investment Management Deferred Compensation Plan (IMDCP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

     o    Select Employees' Capital Accumulation Program (SECAP) awards--a voluntary program that permits certain employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates;
          and

     o    Voluntary Equity Incentive Compensation Program (VEICP) awards--a voluntary program that permits certain employees to elect to defer a portion of their discretionary compensation to invest in Morgan
          Stanley stock units.

                                       31

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     o    Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts manages by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

     o    Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     o    Contribution to the business objectives of the Investment Adviser.

     o    The dollar amount of assets managed by the portfolio manager.

     o    Market compensation survey research by independent third parties.

     o    Other qualitative factors, such as contributions to client objectives.

     o    Performance of Morgan Stanley and Morgan Stanley Investment
          Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     As of March 31, 2005, the dollar range of securities beneficially owned
(either directly or notionally through certain defined contribution and/or deferred compensation programs) by each portfolio manager in the Fund is shown below:

Sam G. Chainani:    none
                    ----
David S. Cohen:     none
                    ----
Dennis P. Lynch:    none(1)
                    -------
Alexander Norton:   none
                    ----

(1)  Although the Portfolio Manager does not have any assets directly invested in the Fund, he has made investments (either directly or notionally through certain defined contribution and/or deferred compensation programs) in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

H. CODES OF ETHICS

     The Fund, the Investment Adviser and the Distributor have each adopted a
Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The
Codes of Ethics are designed to detect and prevent improper personal trading.
The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the
Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

I. PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to the
Investment Adviser. The following is a summary of the Investment Adviser's Proxy
Voting Policy ("Proxy Policy").

     The Investment Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Investment Adviser has

                                       32

formed a Proxy Review Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Proxy
Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Investment Adviser will vote proxies in the best interest of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that the Investment
Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. The Investment Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee.

     The Proxy Policy provides that, unless otherwise determined by the
Committee, votes will be cast in the manner described below:

     o    Routine proposals will be voted in support of management.

     o    With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

     o    The Investment Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.), which potentially may have a substantive financial or best interest impact on a shareholder.

     o    The Investment Adviser will vote against certain non-routine proposals
          (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.), which potentially may have a substantive financial or best interest impact on a shareholder (notwithstanding management support).

     o    The Investment Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.), which may have a substantive financial or best interest impact on an issuer.

     o    The Investment Adviser will vote for certain shareholder proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, requiring diversity of board membership relating to broad based social, religious or ethnic groups, reducing or eliminating supermajority voting requirements, etc).

     o    The Investment Adviser will vote against certain shareholder proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, proposals requiring inappropriate endorsements or corporate actions, etc.)

     o    Certain other shareholder proposals (i.e., proposals that limit the tenure of directors, proposals that limit golden parachutes, proposals requiring directors to own large amounts of company stock to be eligible for election, proposals that limit retirement benefits or executive compensation, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Investment Adviser's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.

                                       33

CONFLICTS OF INTEREST

     If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the
Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that the Committee will have sole discretion to cast a vote.

THIRD PARTIES

     To assist the Investment Adviser in its responsibility for voting proxies,
Institutional Shareholder Services ("ISS") has been retained as experts in the proxy voting and corporate governance area. The services provided to the
Investment Adviser include in-depth research, global issuer analysis, and voting recommendations. While the Investment Adviser may review and utilize the ISS recommendations in making proxy voting decisions, it is in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the proxy research services.

FURTHER INFORMATION

     A copy of the Proxy Policy, as well as the Fund's proxy voting record for the most recent twelve-month period ended June 30, are available (i) without charge by visiting the Mutual Fund Center on our web site at
www.morganstanley.com/funds and (ii) on the SEC's web site at www.sec.gov.

J. REVENUE SHARING

     The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries
("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the
Distributor may pay additional compensation to Morgan Stanley DW and to
Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley
Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan
Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or
Distributor.

     These payments currently include the following amounts which are paid to
Financial Advisors and Intermediaries or their salespersons in accordance with the applicable compensation structure:

     (1)  On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.

     (2)  On sales of Class D shares other than shares held by participants in the Investment Adviser's mutual fund asset allocation program and in the Morgan Stanley Choice Program, Morgan Stanley DW and other
          Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual residual commission of up to 0.10% of the current value of the accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

     (3)  On sales (except purchases through 401(k) platforms) through Morgan
          Stanley DW's Mutual Fund Network:

          o    An amount up to 0.20% of gross sales of Fund shares; and

          o    For those shares purchased beginning January 1, 2001, an annual fee in an amount up to 0.05% of the value of such Fund shares held for a one-year period or more.

     (4)  An amount equal to 0.20% on the value of shares sold through 401(k)
          platforms.

                                       34

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan
Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a
"net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount.
On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended March 31, 2003, 2004 and 2005, the Fund paid a total of $3,137,023, $2,581,036 and $3,235,522, respectively, in brokerage commissions.

B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers'
acceptances) and commercial paper. The transactions will be effected with Morgan
Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the fiscal years ended March 31, 2003, 2004 and 2005, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan
Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent
Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended March 31, 2003, 2004 and 2005, the Fund did not pay any brokerage commissions to Morgan Stanley DW.

                                       35

     During the fiscal years ended March 31, 2003, 2004 and 2005, the Fund paid a total of $51,483, $2,482 and $18,364, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended March 31, 2005, the brokerage commissions paid to Morgan Stanley & Co. represented approximately
0.57% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 1.78% of the aggregate dollar value of all portfolio transactions of the Fund during the fiscal year for which commissions were paid.

C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment
Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients on the sale of shares of advised investment companies.
Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who it believes provide the most favorable prices and are capable of providing efficient executions. If the
Investment Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be utilized by the
Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the
Fund directly.

     The Investment Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Adviser and affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the
Fund) in such manner they deem equitable. In making such allocations among the
Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.
The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

                                       36

D. DIRECTED BROKERAGE

     During the fiscal year ended March 31, 2005, the Fund paid $2,945,875 in brokerage commissions in connection with transactions in the aggregate amount of
$2,616,868,882 to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

     During the fiscal year ended March 31, 2005, the Fund purchased securities issued by Citigroup Inc., Goldman Sachs Group, Inc. and Lehman Brothers
Holdings, Inc., which issuers were among the ten broker dealers or ten dealers, which executed transactions for or with the Fund in the largest dollar amounts during the period. At March 31, 2005, the Fund held securities issued by
Citigroup Inc. with a market value of $8,847,922.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the
Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The
Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of
Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of
Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, Joseph J. Kearns and
Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on February 26, 1998. The Trustees themselves have the power to alter the number and the terms of office of the
Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

                                       37

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of
Fund shares, the application of proceeds to the purchase of new shares in the
Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer
Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the
Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other
Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the
Transfer Agent for more information.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor,
Morgan Stanley DW and other authorized dealers as described in Section "V.
Investment Management and Other Services-Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price;
if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the

                                       38

security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such price does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Generally, trading in foreign securities, as well as corporate bonds, U.S.
government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     Investment Company Taxation. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of
1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or

                                       39

losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies" ("PFICs"). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the
Investment Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law, a portion of the ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is
15%. Without future congressional action, the ordinary maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on all dividends would move to 35% in 2009 and 39.6% in 2011.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or
December to shareholders of record of such month and paid in January then such amounts will be treated for tax purposes as received by the shareholders on
December 31.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains. Recently enacted legislation amends certain rules relating to regulated investment companies. This legislation, among other things, modifies the federal income tax treatment of certain distributions to foreign investors. The Fund will no longer be required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as
"interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Currently, however, the Fund will continue to withhold these amounts regardless of the fact that it is no longer required to do so.
Distributions attributable to gains from "U.S. real property interests"
(including certain U.S. real property holding corporations and which may include certain REITs and certain REIT capital gain dividends) will generally be subject to federal withholding tax and may give rise to an obligation on the part of the foreign

                                       40

shareholder to file a U.S. tax return. Also, such gains may be subject to a 30%
branch profits tax in the hands of a foreign shareholder that is a corporation.
The provisions contained in the legislation relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before
January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in
2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the
Fund, followed by the purchase of shares in the other fund.

     The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The
Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares.
These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

                                       41

XI. PERFORMANCE DATA
--------------------------------------------------------------------------------

       AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                           PERIOD ENDED MARCH 31, 2005

                      INCEPTION
       CLASS            DATE         1 YEAR       5 YEARS      10 YEARS     LIFE OF FUND
------------------   ----------   -----------   -----------   ----------   -------------

Class A ..........    07/28/97        -4.70%       -9.78%           -          1.63%
Class B ..........    05/29/92        -5.17%       -9.77%        6.81%         6.85%
Class C ..........    07/28/97        -1.09%       -9.44%           -          1.61%
Class D ..........    07/28/97         0.90%       -8.58%           -          2.59%

          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                           PERIOD ENDED MARCH 31, 2005

                      INCEPTION
       CLASS            DATE        1 YEAR       5 YEARS      10 YEARS     LIFE OF FUND
------------------   ----------   ----------   -----------   ----------   -------------

Class A ..........    07/28/97        0.58%        -8.80%           -          2.34%
Class B ..........    05/29/92       -0.17%        -9.46%        6.81%         6.85%
Class C ..........    07/28/97       -0.09%        -9.44%           -          1.61%
Class D ..........    07/28/97        0.90%        -8.58%           -          2.59%

          AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                           PERIOD ENDED MARCH 31, 2005

                      INCEPTION
       CLASS            DATE        1 YEAR        5 YEARS      10 YEARS     LIFE OF FUND
------------------   ----------   ----------   ------------   ----------   -------------

Class A ..........    07/28/97        0.58%        -36.92%           -          19.45%
Class B ..........    05/29/92       -0.17%        -39.15%       93.33%        134.12%
Class C ..........    07/28/97       -0.09%        -39.10%           -          13.02%
Class D ..........    07/28/97        0.90%        -36.14%           -          21.72%

   AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                       CLASS B PERIOD ENDED MARCH 31, 2005

                                           INCEPTION                                                LIFE OF
        CALCULATION METHODOLOGY               DATE         1 YEAR        5 YEARS      10 YEARS       FUND
---------------------------------------   -----------   -----------   ------------   ----------   ----------

After taxes on distributions ..........     5/29/92        -5.17%        -10.49%        5.02%        5.45%
After taxes on distributions and
 redemptions ..........................     5/29/92        -3.36%         -8.16%        5.35%        5.58%

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Fund's audited financial statements for the fiscal year ended March 31,
2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the
Fund's Annual Report to Shareholders must accompany the delivery of this
Statement of Additional Information.

XIII. FUND COUNSEL
--------------------------------------------------------------------------------

     Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.

                                    * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the
SEC.

                                       42

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                             YOUR PROXY VOTE IS IMPORTANT!

                                             AND NOW YOU CAN VOTE YOUR PROXY ON
                                             THE PHONE OR THE INTERNET.

                                             IT SAVES MONEY! TELEPHONE AND
                                             INTERNET VOTING SAVES POSTAGE
                                             COSTS. SAVINGS WHICH CAN HELP
                                             MINIMIZE FUND EXPENSES.

                                             IT SAVES TIME! TELEPHONE AND
                                             INTERNET VOTING IS INSTANTANEOUS -
                                             24 HOURS A DAY.

                                             IT'S EASY! JUST FOLLOW THESE SIMPLE
                                             STEPS:

                                             1. READ YOUR PROXY STATEMENT AND
                                             HAVE IT AT HAND.

                                             2. CALL TOLL-FREE 1-866-877-0438 OR
                                             GO TO WEBSITE:
                                             HTTPS://VOTE.PROXY-DIRECT.COM

                                             3. ENTER THE 14-DIGIT NUMBER
                                             LOCATED IN THE SHADED BOX FROM YOUR
                                             PROXY CARD.

                                             4. FOLLOW THE RECORDED OR ON-SCREEN
                                             DIRECTIONS.

                                             5. DO NOT MAIL YOUR PROXY CARD WHEN
                                             YOU VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                       MORGAN STANLEY GROWTH FUND                     PROXY
       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 1, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink and Stefanie V.
Chang Yu, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on the reverse side, all shares of the above Fund held of record by the undersigned on May 30, 2006 at the Special
Meeting of Shareholders of Morgan Stanley Growth Fund to be held at 1221 Avenue of the Americas, 3rd Floor, New York, New York 10020 on August 1, 2006 and at
any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES, UPON ANY
AND ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT
THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                            VOTE VIA THE TELEPHONE:  1-866-877-0438
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                            999 99999 999 999
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                            NOTE: Please sign exactly as name(s) appear(s) on
                            the records of a Fund. Joint owners should each
                            sign personally. Trustees and other
                            representatives should indicate the capacity in
                            which they sign, and where more than one name
                            appears, a majority must sign. If a corporation or
                            another entity, the signature should be that of an
                            authorized officer who should state his or her
                            full title.

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                            Signature

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                            Signature (if held jointly)

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                            Date                                      16426_GRF

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET.

THE BOARD OF TRUSTEES OF MORGAN STANLEY GROWTH FUND RECOMMENDS THAT YOU VOTE IN
FAVOR OF THE REORGANIZATION.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

1. Approval of an Agreement and Plan of            FOR       AGAINST     ABSTAIN
   Reorganization, dated April 25, 2006,           [ ]        [ ]         [ ]
   between Morgan Stanley Growth Fund and
   Morgan Stanley American Opportunities
   Fund, pursuant to which substantially
   all of the assets of Morgan Stanley
   Growth Fund would be combined with those
   of Morgan Stanley American Opportunities
   Fund and shareholders of Morgan Stanley
   Growth Fund would become shareholders of
   Morgan Stanley American Opportunities
   Fund receiving shares of Morgan Stanley
   American Opportunities Fund with a value
   equal to the value of their holdings in
   Morgan Stanley Growth Fund.

                                                                       16426_GRF
         WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.